UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

ATHENE HOLDING LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ATHENE HOLDING LTD.

Chesney House, 96 Pitts Bay Road,

Pembroke, HM08, Bermuda

NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF ATHENE HOLDING LTD.

Hamilton, Bermuda

April [    ], 2019

Dear Shareholder:

Notice is hereby given that the annual general meeting of the holders of Class A and Class B common shares (the “Shareholders”) of Athene Holding Ltd. (“AHL” and together with its consolidated subsidiaries, the “Company,” “our,” “us,” or “we”) is to be held at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom on June 4, 2019 at [8:30] a.m. Greenwich Mean Time for the following purposes:

1.	to elect the directors of Athene Holding Ltd. named in the accompanying proxy statement;

2.	to authorize the election of the directors of Athene Life Re Ltd. (“ALRe”) named in the accompanying proxy statement;

3.	to authorize the election of the directors of Athene Bermuda Employee Company Ltd. named in the accompanying proxy statement;

4.	to authorize the election of the directors of Athene IP Holding Ltd. named in the accompanying proxy statement;

5.	to authorize the election of the directors of Athene IP Development Ltd. named in the accompanying proxy statement;

6.

to appoint PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, as the Company’s independent auditor to serve until the close of the Company’s next annual general meeting in 2020;

7.	to refer the determination of the remuneration of PwC to the audit committee of the board of directors of the Company;

8.	to vote on a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers (“Say on Pay”);

9.	to approve the Twelfth Amended and Restated Bye-laws of the Company; and

10.	to approve the Company’s 2019 Share Incentive Plan.

The board of directors recommends a vote FOR each of Items 1 through 10. The Company will also present the Company’s audited consolidated financial statements for the year ended December 31, 2018 at the annual general meeting pursuant to the Bermuda Companies Act 1981, as amended, and Bye-law 78 of the Company’s Eleventh Amended and Restated Bye-laws (the “Bye-laws”).

Only Shareholders of record, as shown by the Register of Shareholders and the records of Computershare and the Company at the close of business on April 5, 2019 (the “Record Date”) are entitled to receive notice and only those Shareholders as of the Record Date able to affirmatively make certain representations contained in the accompanying proxy card are entitled to vote at the annual general meeting. CERTAIN HOLDERS OF THE COMPANY’S CLASS A COMMON SHARES MAY NOT BE ENTITLED TO VOTE OR MAY HAVE THEIR VOTING RIGHTS LIMITED OR OTHERWISE ADJUSTED IN ACCORDANCE WITH THE BYE-LAWS AND AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ACCORDANCE WITH THE BYE-LAWS, THE BOARD OF DIRECTORS RETAINS THE

AUTHORITY, IN ITS SOLE AND ABSOLUTE DISCRETION, TO DETERMINE WHETHER A HOLDER’S SHARES CARRY NO VOTING RIGHTS, REDUCED VOTING RIGHTS OR ADJUSTED VOTING RIGHTS. PLEASE SEE “IMPORTANT VOTING INFORMATION” IN THE ACCOMPANYING PROXY STATEMENT FOR A DESCRIPTION OF THE VOTING RIGHTS APPLICABLE TO HOLDERS OF CLASS A AND CLASS B COMMON SHARES, TO THE EXTENT THEY ARE ENTITLED TO VOTE.

The proxy statement and accompanying materials are first being made available to Shareholders on or about April [    ], 2019.

Under Bermuda law, if an item set out in this Notice is no longer applicable at the time of the meeting, the Chairman of the meeting may decide not to put such resolution to a vote at the meeting.

YOU MAY COMPLETE YOUR PROXY BY INTERNET OR MAIL AS SET FORTH ON THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PROXIES SUBMITTED BY THE INTERNET MUST BE RECEIVED BY 9:00 A.M., ATLANTIC DAYLIGHT TIME, ON JUNE 3, 2019. YOU MAY ALSO ATTEND THE MEETING AND VOTE IN PERSON. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. YOUR SHARES WILL BE VOTED PURSUANT TO THE INSTRUCTIONS CONTAINED IN YOUR COMPLETED PROXY. IF YOU RETURN A SIGNED PROXY CARD AND NO INSTRUCTIONS ARE GIVEN, YOUR SHARES WILL BE VOTED “FOR” ITEMS 6 THROUGH 10.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on June 4, 2019: the proxy statement for Shareholders is also available at www.investorvote.com/ATH.

By order of the board of directors,

/s/ Natasha Scotland Courcy
Natasha Scotland Courcy
Corporate Secretary

TABLE OF CONTENTS	PAGE

IMPORTANT INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND PROXY PROCEDURES	1

IMPORTANT VOTING INFORMATION	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	7

CORPORATE GOVERNANCE	12

MANAGEMENT	22

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	29

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	49

PROPOSAL 1:	63

ELECTION OF DIRECTORS OF THE COMPANY	63

PROPOSAL 2:	63

AUTHORIZATION OF THE ELECTION OF DIRECTORS OF ATHENE LIFE RE LTD. AT THE 2019 ANNUAL GENERAL MEETING OF ATHENE LIFE RE LTD.	63

PROPOSAL 3:	63

AUTHORIZATION OF THE ELECTION OF DIRECTORS OF ATHENE BERMUDA EMPLOYEE COMPANY LTD. AT THE 2019 ANNUAL GENERAL MEETING OF ATHENE BERMUDA EMPLOYEE COMPANY LTD.	63

PROPOSAL 4:	64

AUTHORIZATION OF THE ELECTION OF DIRECTORS OF ATHENE IP HOLDING LTD. AT THE 2019 ANNUAL GENERAL MEETING OF ATHENE IP HOLDING LTD.	64

PROPOSAL 5:	65

AUTHORIZATION OF THE ELECTION OF DIRECTORS OF ATHENE IP DEVELOPMENT LTD. AT THE 2019 ANNUAL GENERAL MEETING OF ATHENE IP DEVELOPMENT LTD.	65

PROPOSAL 6:	65

APPOINTMENT OF INDEPENDENT AUDITOR	65

PROPOSAL 7:	65

REMUNERATION OF INDEPENDENT AUDITOR	65

PROPOSAL 8:	66

SAY ON PAY VOTE	66

PROPOSAL 9:	66

APPROVAL OF TWELFTH AMENDED AND RESTATED BYE-LAWS OF THE COMPANY	66

PROPOSAL 10:	68

APPROVAL OF THE COMPANY’S 2019 SHARE INCENTIVE PLAN	68

ADDITIONAL INFORMATION AND MATTERS	77

ATHENE HOLDING LTD.

PROXY STATEMENT

FOR

THE ANNUAL GENERAL MEETING OF HOLDERS OF CLASS A AND CLASS B COMMON SHARES

TO BE HELD ON JUNE 4, 2019

IMPORTANT INFORMATION ABOUT THE ANNUAL GENERAL MEETING

AND PROXY PROCEDURES

The accompanying proxy is solicited by the board of directors of Athene Holding Ltd. (“AHL” and together with its consolidated subsidiaries, the “Company,” “our,” “us,” or “we”) to be voted at the annual general meeting (“Annual General Meeting”) of holders of the Company’s Class A and Class B common shares (the “Shareholders” and the “Shares,” respectively) to be held at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom on June 4, 2019 at [8:30] a.m. Greenwich Mean Time, and any adjournments thereof. This proxy statement and the accompanying materials are first being made available to Shareholders on or about April [    ], 2019.

The Purpose of the Annual General Meeting

At the Annual General Meeting, the Shareholders will vote in person or by proxy on the following matters as set forth in the notice of the meeting:

1.	to elect the directors of Athene Holding Ltd. named in this proxy statement;

2.	to authorize the election of the directors of Athene Life Re Ltd. (“ALRe”) named in this proxy statement;

3.	to authorize the election of the directors of Athene Bermuda Employee Company Ltd. named in this proxy statement;

4.	to authorize the election of the directors of Athene IP Holding Ltd. named in this proxy statement;

5.	to authorize the election of the directors of Athene IP Development Ltd. named in this proxy statement;

6.

to appoint PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, as the Company’s independent auditor to serve until the close of the Company’s next annual general meeting in 2020;

7.	to refer the determination of the remuneration of PwC to the audit committee of the board of directors of the Company;

8.	to vote on a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers (“Say on Pay”);

9.	to approve the Twelfth Amended and Restated Bye-laws of the Company; and

10.	to approve the Company’s 2019 Share Incentive Plan.

Presentation of Financial Statements

In accordance with the Bermuda Companies Act 1981, as amended, and Bye-law 78 of the Company’s Eleventh Amended and Restated Bye-laws (the “Bye-laws”), the Company’s audited consolidated financial statements for the year ended December 31, 2018 prepared in accordance with accounting principles generally accepted in the United States will be presented at the Annual General Meeting and will be made available not later than five (5) business days prior to the Annual General Meeting. The board of directors of the Company has approved these financial statements. There is no requirement under Bermuda law that these financial statements be approved by Shareholders, and no such approval will be sought at the Annual General Meeting.

Shareholders Entitled to Vote at the Annual General Meeting

Shareholders of record as of the close of business on April 5, 2019 (the “Record Date”) that are eligible to vote will be entitled to vote at the Annual General Meeting. As of the Record Date, there were 161,700,595 outstanding Class A common shares and 25,433,465 outstanding Class B common shares. Each Class A common share or Class B common share entitles the holder of record thereof to vote at the Annual General Meeting, subject to certain adjustments and limitations, including those set forth in the Company’s Bye-laws and as described herein under “IMPORTANT VOTING INFORMATION—Adjustments to Voting Rights of Class A Common Shares” and “—Voting Rights of Class B Common Shares.” CERTAIN HOLDERS OF THE COMPANY’S CLASS A COMMON SHARES MAY NOT BE ENTITLED TO VOTE IN ACCORDANCE WITH THE BYE-LAWS AND AS DESCRIBED HEREIN. IN ACCORDANCE WITH THE BYE-LAWS, THE BOARD OF DIRECTORS RETAINS THE AUTHORITY, IN ITS SOLE AND ABSOLUTE DISCRETION, TO DETERMINE WHETHER A HOLDER’S SHARES CARRY NO VOTING RIGHTS, REDUCED VOTING RIGHTS OR ADJUSTED VOTING RIGHTS. See “IMPORTANT VOTING INFORMATION—Adjustments to Voting Rights of Class A Common Shares.”

IMPORTANT VOTING INFORMATION

Voting Procedures; Quorum

You can ensure that your Shares are properly voted at the meeting by completing, signing, dating and returning the enclosed proxy card to Proxy Services, c/o Computershare Investor Services, P.O. Box 505008, Louisville, KY 40233-9814. Shareholders may also complete their proxy via the internet in accordance with the instructions on your proxy card. Proxies submitted by the internet must be received by 9:00 a.m., Atlantic Daylight Time, on June 3, 2019.

A Shareholder has the right to appoint another person (who need not be a Shareholder) to represent the Shareholder at the Annual General Meeting by completing an alternative form of proxy which can be obtained from the Corporate Secretary or by notifying the Inspectors of Election. See “—Inspectors of Election” below. Every Shareholder entitled to vote has the right to do so either in person or by one or more persons authorized by a written proxy executed by such Shareholder and filed with the Corporate Secretary. Any proxy duly executed will continue in full force and effect unless revoked by the person executing it in writing or by the filing of a subsequent proxy. See “—Revocation of Proxies” below.

A Shareholder of record can vote their Shares at the Annual General Meeting by attending the meeting and completing a ballot or by proxy in one of two ways: (1) by dating, signing and completing the proxy card and returning it in accordance with the instructions provided on the proxy card; or (2) electronically via the internet as described in the proxy card. Proxy cards must be either returned by mail or electronically by 9:00 a.m. Atlantic Daylight Time on June 3, 2019.

Each of Items 1 through 7, 9 and 10 to be voted upon at the Annual General Meeting requires the affirmative vote of a majority of the total voting power attributable to all shares of the Company cast at the Annual General Meeting, in each case provided there is a quorum (consisting of Shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding). Shares owned by Shareholders electing to abstain from voting with respect to any proposal and “broker non-votes” will be counted towards the presence of a quorum but, other than with respect to Item 10, will not be considered votes cast with respect to matters to be voted upon at the Annual General Meeting. Therefore, assuming a quorum is achieved, other than with respect to Item 10, abstentions and “broker non-votes” will have no effect on the outcome of the matters to be voted upon at the Annual General Meeting. With respect to Item 10, abstentions will be considered a vote against Item 10. A “broker non-vote” occurs when a nominee, such as a broker, holding Shares in “street name” for a beneficial owner, does not vote on a particular proposal because that nominee does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. A Shareholder of Shares held in “street name” that would like to instruct their broker how to vote their Shares should follow the directions provided by their broker.

Item 8 to be voted upon at the Annual General Meeting is an advisory vote, and the result will not be binding. However, our compensation committee will consider the outcome of the vote with respect to Item 8 when evaluating the effectiveness of our compensation principles and in connection with its compensation decisions. With respect to Item 8, shares owned by Shareholders electing to abstain from voting and “broker non-votes” will be counted towards the presence of a quorum but will not be considered votes cast. Therefore, assuming a quorum is achieved, abstentions and “broker non-votes” will have no effect on the outcome of Item 8.

If you hold your Shares through a broker, bank or other financial institution, in order for your vote to be counted on any matter, you must provide specific voting instructions to your broker, bank or financial institution by following your broker, bank or financial institution’s instructions for completing and returning the proxy card to your broker, bank or financial institution or following your broker, bank or financial institution’s instructions to vote your Shares via the Internet. Voting deadlines vary by institution. Please check with your broker, bank or other financial institution for its voting cut-off date for the Annual General Meeting.

Revocation of Proxies

Any Shareholder giving a proxy has the power to revoke it prior to its exercise by: (1) giving notice of such revocation in writing to the Corporate Secretary of the Company at Athene Holding Ltd., Chesney House, 96 Pitts Bay Road, Pembroke, HM08, Bermuda; (2) by attending and voting in person at the Annual General Meeting; or (3) by executing a subsequent proxy, provided that any such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken. Sending in a signed proxy will not affect your right to attend the meeting and vote. If a Shareholder attends the meeting and votes in person, any previously submitted proxy will be considered revoked. If a Shareholder holds their Shares in “street name” by a broker and has directed its broker to vote its Shares, such Shareholder should instruct its broker to change its vote or obtain a proxy to vote its Shares if such Shareholder wishes to cast its vote in person at the Annual General Meeting.

Adjustments to Voting Rights of Class A Common Shares

The Bye-laws generally provide that Shareholders are entitled to vote, on a non-cumulative basis, at all annual general and special meetings of Shareholders with respect to matters on which Class A common shares are eligible to vote. The Class A common shares collectively represent 55% of the total voting power of all of the Shares, subject to certain voting restrictions and adjustments described below. This allocation of 55% of the total voting power to the Class A common shares applies regardless of the number of Class A common shares that may be issued and outstanding.

In general, the Bye-laws provide that the board of directors may determine that certain shares shall carry no voting rights or shall have reduced voting rights to the extent that it reasonably determines that it is necessary to do so to avoid any adverse tax consequences to the Company or, upon the request of certain Shareholders, to avoid adverse regulatory consequences to such Shareholder. In addition, the board of directors has the authority under the Bye-laws to request information from any Shareholder for the purpose of determining whether a Shareholder’s voting rights are to be adjusted pursuant to the Bye-laws. IF A SHAREHOLDER FAILS TO RESPOND TO ANY REQUEST FOR INFORMATION OR SUBMITS INCOMPLETE OR INACCURATE INFORMATION IN RESPONSE TO A REQUEST BY THE COMPANY, THE BOARD OF DIRECTORS, IN ITS SOLE AND ABSOLUTE DISCRETION, MAY REDUCE OR ELIMINATE THE SHAREHOLDER’S VOTING RIGHTS.

The Bye-laws also include several specific restrictions and adjustments to the voting power of the Class A common shares. If a holder is subject to the restrictions described below, their Class A common shares may be deemed to be non-voting or the voting power attributable to such Class A common shares may be reduced or otherwise adjusted. Such restrictions depend on the identity and characteristics of the holder of the shares as of the Record Date; for example, Class A common shares that are deemed non-voting for the 2019 Annual General Meeting may be entitled to vote at a later meeting of Shareholders as a result of a subsequent transfer to a different holder. The specific Class A common share voting restrictions are as follows:

•

Class A common shares shall be deemed non-voting if the Shareholder (or any person related to the Shareholder within the meaning of Section 953(c) of the Internal Revenue Code (the “Code”) or to whom the ownership of such Shareholder’s shares is attributed under Section 958 of the Code, each, a “Tax-Attributed Affiliate”) (1) owns, directly indirectly or constructively, Class B common shares, (2) owns, directly, indirectly or constructively, an equity interest in Apollo Global Management, LLC (“AGM” and together with its affiliates, “Apollo”) or AP Alternative Assets, L.P. (“AAA”) or (3) is a member of the Apollo Group (defined below) at which time any member of the Apollo Group holds Class B common shares.

•

The voting power of those Class A common shares that are entitled to vote shall be adjusted so that no Shareholder or Tax-Attributed Affiliate (other than a member of the Apollo Group, defined below) holds more than 9.9% of the total voting power of common shares. “Apollo Group” means, (A) AGM,

(B) AAA Guarantor—Athene, L.P., (C) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by AGM or by one or more of AGM’s subsidiaries, (D) BRH Holdings GP, Ltd. and its shareholders, (E) any executive officer of AGM whom AGM designates, in a written notice delivered to the Company, as a member of the Apollo Group for purposes of the Bye-laws (which designation shall continue in effect until such designee ceases to be an executive officer of AGM) and (F) any affiliate of a person described in clauses (A), (B), (C), (D) or (E) above; provided, none of the Company or its subsidiaries, nor any person employed by the Company, its subsidiaries or Athene Asset Management LLC (“AAM”), shall be deemed to be a member of the Apollo Group. For avoidance of doubt, any person managed by AGM or one or more of AGM’s subsidiaries pursuant to a managed account agreement (or similar arrangement) without AGM or by one or more of AGM’s subsidiaries controlling such person as a general partner or managing member shall not be part of the Apollo Group.

•

The aggregate votes conferred by the shares held by employees of the Company and its subsidiaries, employees of AAM and employees of the Apollo Group may constitute collectively no more than 3% of the total voting power of the Company.

The amount of any reduction in voting power that occurs by operation of the adjustments described above will generally be allocated proportionately among all other Class A common shares entitled to vote. If such reallocation in turn triggers one of the adjustments described above, the adjustments will be reapplied serially until additional adjustments are not necessary.

THE ACCOMPANYING PROXY CARD CONTAINS REQUIRED REPRESENTATIONS IN ORDER TO DETERMINE WHETHER YOUR CLASS A COMMON SHARES ARE SUBJECT TO THE ADJUSTMENTS DESCRIBED ABOVE. A FAILURE TO COMPLETE THESE REQUIRED REPRESENTATIONS MAY RENDER YOUR SHARES INELIGIBLE FOR VOTING.

Restrictions on Holding Class A Common Shares

The Bye-laws also contain certain restrictions on holders of Class A common shares. Bye-law 5.1 provides that no Shareholder (including certain affiliates and related persons) may:

•	acquire any interests in AAA or AGM;

•

knowingly permit itself (or, to its actual knowledge, any direct or indirect beneficial owner of itself) to be (directly or indirectly) insured or reinsured by any subsidiary of the Company or any ceding company specified in Schedules 1 and 2 to this proxy statement, if such Shareholder is a “United States shareholder” of the Company within the meaning of Section 953(c) of the Code;

•

knowingly permit itself (or to its actual knowledge, any direct or indirect beneficial owner of itself) to own (directly, indirectly or constructively under Section 958 of the Code) stock of the Company possessing more than 50% of the total voting power or total value of the Company; or

•

make any investment or enter into a transaction that, to the actual knowledge of such Shareholder at the time such person becomes bound to make the investment or enter into the transaction, would cause such person to own (directly, indirectly or constructively within the meaning of Section 958 of the Code) stock of the Company possessing more than 50% of the total voting power or total value of the Company.

Voting Rights of Class B Common Shares

The Class B common shares represent, in aggregate, 45% of the total voting power of the Shares, subject to certain adjustments that are described below and in our Bye-laws. Generally, only members of the Apollo Group may own Class B common shares.

The Bye-laws provide that the voting power of the Class B common shares shall be allocated on a pro rata basis among all holders of Class B common shares, provided that if certain conditions are met (described in detail in Bye-Law 4.2(b)(iii) and defined therein as a “Class B Adjustment Condition”) then the voting power of Class B common shares shall be adjusted as follows:

(1)

First, the voting power of the Class B common shares directly held by the Shareholder(s) (i) with the highest Relative Class B Ownership Percentage (as defined in the Bye-laws) as of such time and (ii) whose Class B common shares have voting power as of such time (the “Adjustment Shareholder(s)”) that are attributable to the Smallest Class B 9.9% U.S. Person (as defined in the Bye-laws) shall be reduced (but not below zero (0)) until the Class B Adjustment Condition is no longer met or such Smallest Class B 9.9% U.S. Person is no longer a Class B 9.9% U.S. Person (taking into account any reallocation of voting power pursuant to clause (2) below), whichever requires the smallest reduction in voting power;

(2)

Second, the aggregate voting power reduced in clause (1) above shall be reallocated pro rata among the Class B common shares (other than any Transferred Class B Common Shares, as defined in the Bye-laws) directly held by all other Shareholders;

(3)

Third, the adjustments described in clause (1) above and the reallocation described in clause (2) above shall be reapplied serially to the next Smallest Class B 9.9% U.S. Person until the Class B Adjustment Condition is no longer met; and

(4)	Any excess voting power that cannot be reallocated pursuant to clauses (1), (2) and (3) above shall be transferred pursuant to the Bye-laws, and thereafter clause (3) above shall not apply.

Pursuant to the Bye-laws, the pro rata reallocation of voting power of the Class B common shares provided for above shall not be permitted to the extent such reallocation would cause (i) a U.S. Person to become a Class B 9.9% U.S. Person (determined after such reallocation) or (ii) the Voting Ratio (as defined below) with respect to any Class B Common Share to be greater than fifteen (15). Any voting power that cannot be reallocated on a pro rata basis among all of the Class B common shares (other than any Transferred Class B Common Shares) directly held by all other Shareholders due to the reallocation discussed above shall nonetheless be reallocated to such shares to the maximum extent possible without violating the limitations described herein. “Voting Ratio” means, with respect to any share in the Company, a fraction (i) the numerator of which is the percentage of the total voting power represented by such share and (ii) the denominator of which is a fraction (expressed as a percentage) (a) the numerator of which is the value of that share and (b) the denominator of which is the total value of all outstanding shares in the Company.

If after providing for the reduction of voting power as set forth herein, clause (1) of the Class B Adjustment Condition continues to be met, the total voting power of the Class B common shares shall be reduced (and the total voting power of the Class A common shares shall be correspondingly increased) until such Class B Adjustment Condition is no longer met, unless all Affected Class B Shareholders (as defined in the Bye-laws) agree otherwise.

Inspectors of Election

Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, United States of America, has been appointed as Inspectors of Election for the Annual General Meeting. Representatives of Computershare will be available during the Annual General Meeting to facilitate the voting of ballots and determine the results of the vote.

Availability of Proxy Materials

Proxy materials for the Annual General Meeting, including the Notice of 2019 Annual General Meeting and this proxy statement are available online for viewing and downloading at: www.investorvote.com/ATH.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Shareholders

The following table sets forth information as of March 1, 2019 regarding the beneficial ownership of our Class A common shares and our Class B common shares by (1) each person or group who is known by us to own beneficially more than 5% of our outstanding Class A common shares or our Class B common shares (including any securities convertible or exchangeable within 60 days into Class A common shares or Class B common shares, as applicable), (2) each of our named executive officers (“NEOs”), (3) each of our directors and (4) all of our current executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Our Class B common shares are convertible into Class A common shares at any time at the option of the holder, with prior notice to the Company, on a one-for-one basis. Accordingly, for the purposes of this table each holder of Class B common shares is deemed to be the beneficial owner of an equal number of Class A common shares (in addition to any other Class A common shares beneficially owned by such holder), which is reflected in the table entitled “Amount and Nature of Beneficial Ownership” under the columns “Number of Shares” and “Percent” for the Class A common shares. In addition, the voting power of our shareholders may be restricted or adjusted as described in “IMPORTANT VOTING INFORMATION” above. Additionally, in some cases, certain Class A common shares may be deemed non-voting. See “IMPORTANT VOTING INFORMATION—Adjustments to Voting Rights of Class A Common Shares.” See “—Voting Power” for an illustration of the voting power of certain shareholders who beneficially own more than 5% of our Class A common shares and Class B common shares. Such illustration includes shareholders who may own non-voting Class A common shares who, to our knowledge, beneficially own more than 5% of our outstanding Class A common shares and Class B common shares.

To our knowledge, each person named in the table below has sole voting and investment power with respect to all of the Class A common shares, Class B common shares and Class M common shares convertible into Class A common shares within 60 days shown as beneficially owned by such person, except as otherwise set forth in the notes to the table and pursuant to applicable community property laws. Unless otherwise indicated in the table or footnotes below, the address for each officer and director listed in the table is c/o Athene Holding Ltd., Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.

	Amount and Nature of Beneficial Ownership
	Class A Common Shares Beneficially Owned(1)		Class B Common Shares Beneficially Owned
	Number of Shares	Percent(2)	Number of Shares	Percent
Apollo Holders(3)(4)	19,731,735	10.9%	19,731,735	77.6%
The Vanguard Group(5)	13,495,263	8.4%	—	—
Wellington Management Group LLP(6)	10,118,742	6.3%
BlackRock, Inc.(7)	8,996,678	5.6%
California Public Employees Retirement System(8)	8,652,105	5.4%
Executive Officers and Directors
James R. Belardi(9)	5,353,074	3.2%	—	—
William J. Wheeler(10)	1,824,185	1.1%	—	—
Grant Kvalheim(11)	1,771,731	1.1%	—	—
Martin P. Klein(12)	210,386	*	—	—
John Rhodes(13)	75,010	*	—	—
Marc Rowan(14)	1,681,075	1.0%	1,681,075	6.6%
Marc Beilinson(15)	68,161	*	—	—
Gernot Lohr(16)	1,672,719	1.0%	—	—
Matthew R. Michelini(17)	128,267	*	—	—
Robert Borden(18)	59,992	*	—	—
Hope Taitz(19)	63,852	*	—	—
Lawrence J. Ruisi(20)	55,760	*	—	—
Dr. Manfred Puffer(21)	10,249	*	—	—
H. Carl McCall(22)	15,383	*	—	—
Brian Leach(23)	15,363	*	—	—
Arthur Wrubel(24)	15,383	*	—	—
Fehmi Zeko(25)	2,142	*	—	—
Mitra Hormozi(26)	—	—	—	—
Scott Kleinman(27)	257,258	*	—	—
All directors and executive officers as a group (20 persons)(28)	14,603,091	8.7%	1,681,075	6.6%

*	Represents less than 1%.
(1)

Class M common shares are subject to time- or performance-based vesting and once vested are convertible into Class A common shares. The number of Class M common shares included in the table represents the number of Class M common shares that vest as of April 30, 2019, the date that is 60 days after March 1, 2019. We assume for purposes of the table that Class M common shares convert into Class A common shares on a one-for-one basis.

(2)	The percentage of beneficial ownership of our Class A common shares is based on 161,389,532 Class A common shares outstanding as of March 1, 2019.
(3)

Consists of shares held of record by the following members of the Apollo Group (the “Apollo Holders”): 605,555 Class B common shares held of record by AAA Guarantor—Athene, L.P., 80,096 Class B common shares held of record by Apollo Palmetto Advisors, L.P., 17,350,643 Class B common shares held of record by Apollo Principal Holdings III, L.P., 43,327 Class B common shares held of record by AAA Associates, L.P., 1,569,625 Class B common shares held of record by AAA Holdings, L.P., one Class B common share held of record by Athene Asset Management LLC and 82,488 Class B common shares that have been granted to employees of Athene Asset Management LLC and are held of record by Apollo Management Holdings, L.P. as custodian. The percentage of beneficial ownership of the Class A common shares above assumes the conversion of all 19,731,735 Class B common shares held by the Apollo Holders as of March 1, 2019 into Class A common shares.

AAA Investments, L.P. is the general partner of AAA Guarantor—Athene, L.P. AAA Associates, L.P. is the general partner of AAA Investments, L.P. AAA MIP Limited is the general partner of AAA Associates, L.P. Apollo Alternative Assets, L.P. provides investment services to AAA Guarantor—Athene, L.P., AAA Investments, L.P., AAA Associates, L.P. and AAA MIP Limited. Apollo International Management, L.P. is the managing general partner of Apollo Alternative Assets, L.P. Apollo International Management GP, LLC is the general partner of Apollo International Management, L.P. AAA Holdings GP, Ltd. is the general partner of AAA Holdings, L.P.

Apollo Palmetto Management, LLC is the general partner of Apollo Palmetto Advisors, L.P. Apollo Principal Holdings IV, L.P. is the sole member of Apollo Palmetto Management, LLC. Apollo Principal Holdings IV GP, Ltd. is the general partner of Apollo Principal Holdings IV, L.P.

The sole member of Athene Asset Management LLC is AAM Holdings, L.P. The general partner of AAM Holdings, L.P. is AAM GP Ltd. The sole shareholder of AAM GP Ltd. is Apollo Life Asset Ltd. Apollo Capital Management, L.P. is the sole shareholder of Apollo Life Asset Ltd. The general partner of Apollo Capital Management, L.P is Apollo Capital Management GP, LLC. Apollo Management Holdings, L.P. is the sole member and manager of Apollo International Management GP, LLC and Apollo Capital Management GP, LLC, and the sole shareholder of AAA Holdings GP, Ltd. Apollo Management Holdings GP, LLC is the general partner of Apollo Management Holdings, L.P.

Apollo Principal Holdings III GP, Ltd. is the general partner of Apollo Principal Holdings III L.P.

Leon Black, Joshua Harris and Marc Rowan are executive officers and the managers or directors of Apollo Management Holdings GP, LLC, Apollo Principal Holdings III GP, Ltd. and Apollo Principal Holdings IV GP, Ltd. and as such may be deemed to have voting and dispositive control of the shares of Athene common shares that are held by the Apollo Holders.

(4)

The address of each of Apollo Principal Holdings III, L.P., Apollo Principal Holdings III GP, Ltd., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings IV GP, Ltd., AAM GP Ltd., and Apollo Life Asset Ltd. is c/o Walkers Corporate Limited, Cayman Corporate Center, 27 Hospital Road, Georgetown, KY1-9008, Grand Cayman, Cayman Islands. The address of AAA Investments, L.P., Apollo Alternative Assets, L.P., and Apollo Palmetto Management, LLC is One Manhattanville Road, Suite 201, Purchase, New York 10577. The address of AAA Associates, L.P., AAA MIP Limited, AAA Holdings, L.P. and AAA Holdings GP Limited is Trafalgar Court, Les Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands. The address of Athene Asset Management LLC and AAM Holdings, L.P. is 2121 Rosecrans Ave., Suite 5300, El Segundo, CA 90245. The address of each of Apollo Palmetto Advisors, L.P., AAA Guarantor—Athene, L.P., Apollo International Management, L.P., Apollo International Management GP, LLC, Apollo Capital Management, L.P., Apollo Capital Management GP, LLC, Apollo Management Holdings, L.P. and Apollo Management Holdings, GP, LLC, and Messrs. Black, Harris and Rowan is 9 West 57th Street, 43rd Floor, New York, New York 10019.

(5)

The number of shares listed for The Vanguard Group is based on the Schedule 13G filed by The Vanguard Group on February 11, 2019. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(6)

The number of shares listed for Wellington Management Group LLP is based on the Schedule 13G filed by Wellington Management Group LLP on February 12, 2019. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(7)

The number of shares listed for BlackRock, Inc. is based on the Schedule 13G filed by BlackRock, Inc. on February 4, 2019. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(8)

The number of shares listed for California Public Employees Retirement System is based on the Form 13F filed by California Public Employees Retirement System on February 8, 2019. The address of California Public Employees Retirement System is 400 Q Street, Suite 4800, Sacramento, CA 95811.

(9)

Consists of (1) 969,236 Class A common shares held of record by the James and Leslie Belardi Family Trust, (2) 1,750 Class A common shares held of record by the Belardi Family Irrevocable Trust, (3) options to acquire 194,922 Class A common shares vested as of April 30, 2019, (4) 1,741,661 Class M common shares held of record by the James and Leslie Belardi Family Trust vested as of April 30, 2019 which are convertible into Class A common shares, (5) 2,093,583 Class M common shares held of record by the Belardi 2018 GRAT vested as of April 30, 2019 which are convertible into Class A common shares and (6) 351,922 Class M common shares held of record by the Belardi Family Irrevocable Trust vested as of April 30, 2019 which are convertible into Class A common shares. Excludes 71,590 restricted Class A common shares, 37,129 Class A restricted stock units and options to acquire 66,279 Class A common shares which are unvested as of April 30, 2019. Mr. Belardi disclaims beneficial ownership of all common shares of Athene held by the Belardi Family Irrevocable Trust and the members of the Apollo Group.

(10)

Consists of (1) 386,763 Class A common shares, (2) options to acquire 104,089 Class A common shares vested as of April 30, 2019 and (3) 1,333,333 Class M common shares vested as of April 30, 2019 which are convertible into Class A common shares. Excludes 23,414 restricted Class A common shares, 22,279 Class A restricted stock units, options to acquire 39,768 Class A common shares and 1,166,667 Class M common shares which are unvested as of April 30, 2019.

(11)

Consists of (1) 1,584,672 Class A common shares, (2) options to acquire 58,984 Class A common shares vested as of April 30, 2019 and (3) 128,076 Class M common shares vested as of April 30, 2019 which are convertible into Class A common shares. Excludes 13,268 restricted Class A common shares, 12,625 Class A restricted stock units, options to acquire 22,536 Class A common shares and 205,333 Class M common shares which are unvested as of April 30, 2019.

(12)

Consists of (1) 77,168 Class A common shares, (2) options to acquire 58,673 Class A common shares vested as of April 30, 2019 and (3) 74,545 Class M common shares vested as of April 30, 2019 which are convertible into Class A common shares. Excludes 15,609 restricted Class A common shares, 14,853 Class A restricted stock units, options to acquire 26,513 Class A common shares and 121,333 Class M common shares which are unvested as of April 30, 2019.

(13)

Consists of (1) 5,907 Class A common shares, (2) options to acquire 15,906 Class A common shares vested as of April 30, 2019 and (3) 53,197 Class M common shares vested as of April 30, 2019 which are convertible into Class A common shares. Excludes 9,366 restricted Class A common shares, 8,912 Class A restricted stock units, options to acquire 15,908 Class A common shares and 106,667 Class M common shares which are unvested as of April 30, 2019.

(14)

Consists of Class B common shares held by entities directly or indirectly controlled by Mr. Rowan. The reported amount does not include, and Mr. Rowan disclaims beneficial ownership of, Class B common shares owned by the Apollo Holders, as well as AAA, which is a limited partner of AAA Investments, L.P. Mr. Rowan does not have the power to vote or dispose of any Athene common shares that may from time to time be held by AAA or the Apollo Holders and therefore is not deemed to beneficially own such shares.

(15)	Excludes 9,610 restricted Class A common shares which are unvested as of April 30, 2019.
(16)

Mr. Lohr disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. In addition to his ownership of our Class A common shares, Mr. Lohr also owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Lohr does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares. 1,103,589 Class A common shares owned by Mr. Lohr have been pledged as security to a financial institution.

(17)

Mr. Michelini disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. Mr. Michelini owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Michelini does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares.

(18)

Consists of (1) 37,147 Class A common shares held of record by PENSCO Trust Co. Custodian FBO Robert L. Borden IRA and (2) 22,845 Class A common shares held of record by Mr. Borden individually. Excludes 9,167 restricted Class A common shares which are unvested as of April 30, 2019.

(19)	Excludes 9,251 restricted Class A common shares which are unvested as of April 30, 2019.
(20)	Excludes 9,210 restricted Class A common shares which are unvested as of April 30, 2019.
(21)	Excludes 9,180 restricted Class A common shares which are unvested as of April 30, 2019.
(22)	Excludes 9,063 restricted Class A common shares which are unvested as of April 30, 2019.
(23)	Excludes 9,053 restricted Class A common shares which are unvested as of April 30, 2019.
(24)	Excludes 9,063 restricted Class A common shares which are unvested as of April 30, 2019.
(25)	Excludes 3,701 restricted Class A common shares which are unvested as of April 30, 2019.
(26)	Excludes 3,701 restricted Class A common shares which are unvested as of April 30, 2019.
(27)

Mr. Kleinman disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. Mr. Kleinman owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Kleinman does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares.

(28)	Totals include restricted common shares and options held by such individuals which have vested or will vest as of April 30, 2019.

Voting Power

The aggregate and respective voting power of our Class A common shares and Class B common shares is determined in accordance with our Bye-laws. The Class A common shares collectively represent 55% of the total voting power of our common shares and the Class B common shares represent, in aggregate, 45% of the total voting power of our common shares, each subject to certain adjustments, as described in “IMPORTANT VOTING INFORMATION” above.

The voting rights exercisable by Class A shareholders other than Apollo are limited so that certain persons or groups (other than the Apollo Group) (“Control Groups”) are deemed not to hold more than 9.9% of the total voting power conferred by our shares. The percentage reduction of votes that occurs by operation of the foregoing limitation will generally be reallocated proportionately among other Class A common shareholders who are not members of these groups so long as such reallocation does not cause a Control Group to hold more than 9.9% of the total voting power of our shares. In addition, certain Class A common shares may be deemed non-voting when owned by a shareholder if such shareholder (or certain of its affiliates) (1) owns, directly, indirectly or constructively, Class B common shares, (2) owns, directly, indirectly or constructively, an equity interest in AGM or AAA or (3) is a member of the Apollo Group at which time any member of the Apollo Group holds Class B common shares, subject to certain exceptions. See “IMPORTANT VOTING INFORMATION—Adjustments to Voting Rights of Class A Common Shares” above. As such, certain of our Class A common shareholders hold voting shares, but such shares are non-voting when being held by such holder due to these restrictions. If such holder sold any such shares to another holder that would not be subject to these restrictions, such Class A common shares would be voting shares.

Pursuant to our Bye-laws, the total voting power of Class A common shares held by members of our management and employees of the Apollo Group that are shareholders is limited to 3% of the total voting power of our common shares.

The following table sets forth the voting power as of March 1, 2019 of each person or group who is known by us to own beneficially more than 5% in voting power of our outstanding Class A common shares and Class B common shares (including any securities convertible or exchangeable within 60 days into Class A common shares or Class B common shares, as applicable).

	Number of Class A Common Shares Owned	Number of Class B Common Shares Owned	Number of Shares Owned	Percent of Total Outstanding Class A Common Shares and Class B Common Shares Owned	Total Voting Power of Class A Common Shares and Class B Common Shares Taken Together(1)
Apollo Holders	—	19,731,735	19,731,735	10.6%	34.9%

(1)

The Class B common shares represent, in aggregate, 45% of the total voting power of our common shares, subject to certain adjustments. The Bye-laws provide that the voting power of the Class B common shares shall be allocated on a pro rata basis among all holders of Class B common shares, subject to certain adjustments. See “IMPORTANT VOTING INFORMATION—Voting Rights of Class B Common Shares” above. The voting power percentage set forth in the table does not take into account the impact of any such adjustments.

CORPORATE GOVERNANCE

Corporate Governance

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of 15 members. Six of our directors are employees of or consultants to Apollo or its affiliates (including Mr. Belardi, our Chairman, Chief Executive Officer and Chief Investment Officer, who is also Chairman, Chief Executive Officer and Chief Investment Officer of AAM). We believe that it is appropriate, given Mr. Belardi’s in-depth knowledge of the Company and our business and industry and his ability to formulate and implement strategic initiatives, that the offices of Chief Executive Officer and Chairman have been vested in Mr. Belardi.

Under our Bye-laws, our board of directors may consist of not less than two and not more than 17 directors. Our board size is currently set at 15 members. If there is a vacancy on our board of directors due to the death, disability, disqualification, removal or resignation of a director, or there is an increase in the number of our directors or a failure to elect a director at a shareholder meeting, the board of directors may appoint any person as a member of the board of directors on an interim basis until the next annual general meeting provided that such person has been approved by a majority of the nominating and corporate governance committee. At the next annual general meeting, the newly appointed director will be put to a shareholder vote. Persons appointed by the board of directors to fill vacancies must be approved by a majority of the board of directors.

Director Independence

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Messrs. Beilinson, Borden, Leach, McCall, Ruisi, Wrubel, Zeko and Ms. Hormozi do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors meets the independence requirements of the NYSE listing rules. Consequently, a majority of our directors are independent directors. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director and non-Apollo director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our common shares by such director and any transactions involving them described under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” herein.

Ms. Taitz was a member of our audit committee and our nominating and corporate governance committee during a portion of 2018. Ms. Taitz resigned from these committees, effective February 24, 2018. Mr. Beilinson and Mr. Borden were appointed as a member of the nominating and corporate governance committee and the audit committee, respectively, on February 24, 2018. Ms. Taitz was appointed as a member of the risk committee on March 2, 2018.

Board Meetings and Committees; Attendance at Annual General Meeting

The board of directors held eight meetings in 2018 consisting of regularly scheduled, full agenda meetings and special, limited agenda meetings held on short notice, all of which were held outside of the U.S. in accordance with our operating guidelines. During 2018, the audit committee met nine times, the compensation committee met three times, the nominating and corporate governance committee met six times, the risk committee met four times, the executive committee did not meet and the conflicts committee met ten times. Each director attended at least 75% of his or her board and committee meetings other than Mr. Rowan and Mr. Lohr, each of whom attended 100% of all regularly scheduled meetings. Agenda items at special meetings of the board of directors held during 2018 included matters for which directors affiliated with Apollo were required to recuse themselves.

One director of the Company attended the 2018 annual general meeting. As a public company, the Company encourages directors to use best efforts to attend all annual general meetings.

Classified Board of Directors

Our Bye-laws provide for our board of directors to be divided into three classes with members of each class serving staggered three-year terms. Only one class of directors will be elected at each annual general meeting of Shareholders, with directors in other classes continuing for the remainder of their respective three-year terms. Our current directors are divided among the three classes as follows:

•	our Class I directors are Messrs. Belardi, Michelini, Leach, Lohr and Rowan and their terms will expire at our annual general meeting to be held in 2019;

•

our Class II directors are Messrs. Wrubel, Ruisi, Zeko and Kleinman, and Ms. Taitz and, subject to the paragraph below regarding Mr. Kleinman, their terms will expire at our annual general meeting to be held in 2020; and

•

our Class III directors are Messrs. Borden, McCall and Beilinson and Dr. Puffer and Ms. Hormozi and, subject to the paragraph below regarding Ms. Hormozi, their terms will expire at our annual general meeting to be held in 2021.

Mr. Kleinman and Ms. Hormozi have been appointed to the board of directors subject to being nominated and elected by Shareholders at the Annual General Meeting. If elected at the Annual General Meeting, Mr. Kleinman will be a Class II director whose term will expire at our annual general meeting to be held in 2020 and Ms. Hormozi will be a Class III director whose term will expire at our annual general meeting to be held in 2021.

Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The classification of our board of directors may have the effect of delaying or preventing changes of control of our Company.

Lead Independent Director

Ms. Taitz served as Lead Independent Director through February 24, 2018 when Mr. Beilinson was appointed as Lead Independent Director. In this role, the Lead Independent Director, among other things, presides at executive sessions of the independent directors, serves as liaison between the chairman and the independent directors, reviews board meeting schedules and agendas, reviews information sent to the board and is authorized to call meetings of the independent directors.

Committees of the Board of Directors

Our board of directors has the authority to appoint committees to perform certain management and administration functions. Our board of directors has six standing committees: audit, compensation, nominating and corporate governance, conflicts, executive and risk. The table below shows the membership for each of the board of directors’ standing committees.

Audit Committee	Compensation Committee	Conflicts Committee
Lawrence J. Ruisi (Chair)*	Marc Beilinson (Chair)*	Marc Beilinson*
Brian Leach*	H. Carl McCall*	Robert Borden*
Robert Borden*	Arthur Wrubel*	Hope Taitz

Executive Committee	Nominating and Corporate Governance Committee	Risk Committee
James R. Belardi	Arthur Wrubel (Chair)*	Manfred Puffer (Chair)
Marc Rowan	Marc Beilinson*	Robert Borden*
Matthew Michelini	H. Carl McCall*	Matthew Michelini
Lawrence J. Ruisi*
Brian Leach*
Hope Taitz

*	Independent director for purposes of the NYSE corporate governance listing requirements.

Audit Committee

The audit committee’s duties include, but are not limited to, assisting the board of directors with its oversight and monitoring responsibilities regarding:

•	the integrity of the Company’s consolidated financial statements and financial and accounting processes;

•	compliance with the audit, accounting and internal controls requirements by AHL and its subsidiaries;

•	the independent auditor’s qualifications, independence and performance;

•

related party transactions other than transactions between AHL and its subsidiaries and Apollo and its affiliates (other than AHL and its subsidiaries) and other related party transactions ancillary thereto that are required to be reviewed by the conflicts committee or by the disinterested directors on our board of directors as described under “—Conflicts Committee” below, or are expressly exempt from such review under our internal policies;

•

the performance of the Company’s internal control over financial reporting and its subsidiaries’ internal control over financial reporting (including monitoring and reporting by subsidiaries) and the function of the Company’s internal audit department;

•	the Company’s legal and regulatory compliance and ethical standards;

•

procedures to receive, retain and treat complaints regarding accounting, internal controls over financial reporting or auditing matters and to receive confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	the review of the Company’s financial disclosure and public filings.

Our audit committee is currently comprised of Messrs. Leach, Ruisi and Borden. Mr. Ruisi is the chair of the audit committee.

The board of directors has determined that each of Messrs. Ruisi, Leach and Borden meet the independence requirements of the NYSE rules and the criteria for independence set forth in Rule 10A-3(b)(1) under the

Exchange Act of 1934, as amended. The board of directors has determined that each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. The chair of our audit committee, Mr. Ruisi, is an independent director and an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. Our board of directors has approved a written charter under which the audit committee will operate. A copy of the charter of our audit committee is available on our principal corporate website at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.

Pre-Approval Policies and Procedures of the Audit Committee

The audit committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the Company’s independent auditor. The audit committee will, on an annual basis, review and pre-approve the audit, review, attestation and permitted non-audit services to be provided during the next audit cycle by the Company’s independent auditor. To the extent practicable, the audit committee will also review and approve a budget for such services. Services proposed to be provided by the independent auditor that have not been pre-approved during the annual review and the fees for such proposed services must be approved by the audit committee. All requests or applications for the independent auditor to provide services to the Company over certain thresholds shall be submitted to the audit committee or the Chairman thereof. The audit committee considered whether the provision of non-audit services performed by the Company’s independent auditor is compatible with maintaining the independent auditor’s independence during 2018. The audit committee concluded in 2018 that the provision of these services was compatible with the maintenance of the independent auditor’s independence in the performance of its auditing functions during 2018. All services were approved by the audit committee or were pre-approved under the audit committee’s pre-approval policy.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors of the Company does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act, except to the extent the Company specifically incorporates this Report by reference.

The audit committee has reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 31, 2018 with management and the independent auditors. The audit committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board.

The audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board in Rule 3526 regarding the independent auditors’ communications with the audit committee concerning independence. The audit committee has discussed with the independent auditors the independent auditors’ independence. The independent auditors and the Company’s internal auditors had full access to the audit committee, including meetings without management present as needed.

Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

AUDIT COMMITTEE

Lawrence J. Ruisi, Chairman

Brian Leach

Robert Borden

Compensation Committee

The purposes of the compensation committee are generally to:

•	review and approve annually corporate goals and objectives, including financial and other performance targets, relevant to Chief Executive Officer and executive officer compensation;

•

review and approve annually corporate goals and objectives, including financial and other performance targets, relevant to compensation paid to the other executive officers and key employees of the Company and its subsidiaries;

•

review, approve and, when necessary, make recommendations to the board of directors regarding the Company’s compensation plans for executive officers and key employees, including with respect to incentive compensation plans and share-based plans, policies and programs;

•

review and administer the Company’s share incentive plans and any other share-based plan and any incentive-based plan of the Company and its subsidiaries, including approving grants and/or awards of restricted stock, stock options and other forms of equity-based compensation under any such plans to executive officers, and, at its discretion, delegate authority to senior management to administer such plans for employees of the Company who are not executive officers and key employees;

•

review and approve, for the Chief Executive Officer and other executive officers of the Company, when and if appropriate, employment agreements, severance agreements, consulting agreements and change in control or termination agreements and any benefits or perquisites not broadly applicable to the employee population;

•	prepare the compensation committee report to be included in an annual report or proxy statement, as required by applicable SEC and NYSE rules;

•	review periodically the Company’s compensation plans, policies and programs to assess whether such policies encourage excessive or inappropriate risk-taking or earnings manipulation;

•

review the results of any advisory stockholder votes on executive compensation and consider whether to recommend adjustments to the Company’s executive compensation policies and practices as a result of such vote; and

•	monitor compliance with stock ownership guidelines for the Chief Executive Officer and other executive officers of the Company.

Our compensation committee is comprised of Messrs. Beilinson, McCall, and Wrubel. Mr. Beilinson is the chair of the compensation committee. The board of directors has determined that each of Messrs. Beilinson, McCall and Wrubel meet the independence requirements of the NYSE rules and therefore all members of the compensation committee are independent directors. Our board of directors has approved a written charter under which the compensation committee will operate. A copy of the charter of our compensation committee is available on our principal corporate website at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The compensation committee has reviewed and discussed “COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS” with executive management. Based on its review, the compensation committee recommended to the board of directors that “COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS” be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

COMPENSATION COMMITTEE

Marc A. Beilinson, Chairman

H. Carl McCall

Arthur Wrubel

Nominating and Corporate Governance Committee

The purposes of the nominating and corporate governance committee are to:

•	identify, evaluate and recommend individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

•

select, or recommend that our board of directors select, the director nominees to stand for election at each annual general meeting of shareholders of the Company or to fill vacancies on our board of directors;

•	develop and recommend to our board of directors a set of corporate governance guidelines applicable to the Company and its subsidiaries; and

•	oversee the annual performance evaluation of our board of directors and each of its committees.

The nominating and corporate governance committee recommends directors eligible to serve on the committees of our board of directors. The nominating and corporate governance committee also reviews and evaluates, in accordance with our Bye-laws, all shareholder director nominees. All shareholder director nominations must be made in accordance with the requirements of our Bye-laws, which specify the appropriate period of notice (as described below in “MORE INFORMATION—Shareholders’ Proposals and Director Nominees for the 2020 Annual General Meeting”) and enumerate certain required disclosures the shareholder must include with his or her notice of intent to the Company when making a director nomination.

In recommending directors and evaluating shareholder director nominees, the nominating and corporate governance committee as a general matter seeks to compose the Company’s board to be of effective size and composition with a diversity of backgrounds, skills and experiences. The nominating and corporate governance committee, considers several additional factors, including the potential directors’:

•	fitness and propriety for the position, including a high level of professional ethics, integrity, leadership values and the ability to exercise sound judgment;

•

useful qualifications, industry experience, technical expertise; education and other skills and expertise, as well as the interplay of those factors with the qualifications and experience of incumbent directors;

•	a willingness and ability to devote the time necessary to carry out the duties and responsibilities of board membership;

•	a desire to oversee that the operations and financial reporting are effected in an accurate and transparent manner and in compliance with applicable laws, rules and regulations; and

•	a dedication to the representation of the best interests of the Company and its shareholders.

Our nominating and corporate governance committee is comprised of Messrs. Wrubel, McCall, and Beilinson. Mr. Wrubel is the chair of the nominating and corporate governance committee. The board of directors has determined that each of Messrs. Wrubel, McCall, and Beilinson meet the independence requirements of the NYSE rules and therefore all members of our nominating and corporate governance committee are independent directors. A copy of the charter of our nominating and corporate governance committee is available on our principal corporate website at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.

Conflicts Committee

Because the Apollo Group has a significant voting interest in AHL, and because AHL and its subsidiaries have entered into, and will continue in the future to enter into, transactions with Apollo and its affiliates, our Bye-laws require us to maintain a conflicts committee designated by our board of directors, currently consisting of three directors of the Company who are not officers or employees of any member of the Apollo Group. The conflicts committee meets at least quarterly and consists of Messrs. Beilinson and Borden and Ms. Taitz. The conflicts committee reviews and approves material transactions by and between AHL and its subsidiaries, on the one hand, and members of the Apollo Group, on the other hand, including any modification or waiver of the IMAs (as defined herein) with AAM, subject to certain exceptions. The conflicts committee is also responsible for the review and approval of related party transactions that are incidental or ancillary to the foregoing transactions. For a description of the functions of the conflicts committee and such exceptions, see “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS—Related Party Transaction Policy.”

Executive Committee

The executive committee is responsible for facilitating the approval of certain actions that do not require consideration by the full board of directors or that are specifically delegated by the board of directors to the executive committee. The executive committee possesses and may exercise all powers of the board of directors in the management and direction of the Company’s business consistent with our Bye-laws, applicable law (including any applicable rule of any stock exchange or quotation system on which our common shares are then listed) and our operating guidelines, except that the executive committee shall not perform such functions that are expressly delegated to other committees of the board of directors. The executive committee does not have the power to:

•	declare dividends on or distributions of or in respect of shares of the Company;

•

issue shares or authorize or approve the issuance or sale, or contract for sale, of shares or determine the designation and relative rights, preferences and limitations of a series or class of shares unless specifically delegated by action of the board of directors to the executive committee or a subcommittee of the executive committee;

•	recommend to Shareholders any action that requires Shareholder approval;

•	recommend to Shareholders a dissolution or winding up of the Company or a revocation of a dissolution or winding up of the Company;

•	amend or repeal any provision of the memorandum of association or Bye-laws;

•

agree to the settlement of any litigation, dispute, investigation or other similar matter with respect to the Company that is not within the scope of authority previously delegated to the executive committee by the board of directors;

•	approve the sale or lease of real or personal property assets with a fair value greater than a threshold amount specifically delegated to the executive committee by the board of directors;

•

authorize mergers (other than a merger of any wholly-owned subsidiary with the Company), acquisitions, joint ventures, consolidations or dispositions of assets or any business of the Company or any investment in any business or Company by the Company with a fair value in excess of a threshold amount specifically delegated to the committee by the board of directors; or approve the sale, lease, exchange or encumbrance of any material asset of the Company that, in each case, is not within the scope of authority previously delegated to the executive committee by action of the board of directors; or

•	amend, alter or repeal, or take any action inconsistent with any resolution or action of the board of directors.

Our executive committee is comprised of Messrs. Belardi, Michelini and Rowan.

Risk Committee

The risk committee’s duties are to oversee the development and implementation of systems and processes designed to identify, manage and mitigate reasonably foreseeable material risks to the Company; assist our board of directors and our board committees in fulfilling their oversight responsibilities for the risk management function of the Company; approve the stress test assumption and limits utilized in our stress test scenario analyses and engage in such activities as it deems necessary or appropriate in connection with the foregoing. In assessing risk, the risk committee assesses the risk of the Company and its subsidiaries as a whole. The risk committee’s role is one of oversight. Management of the Company is responsible for developing and implementing the systems and processes designed to identify, manage and mitigate risk. Members of the risk committee are selected for their experience in managing risks in financial and/or insurance enterprises. Our risk committee meets quarterly and is comprised of Messrs. Borden, Leach, Michelini and Ruisi, Ms. Taitz and Dr. Puffer. Dr. Puffer is the chair of the risk committee.

Management Committees

An integral component of our corporate governance structure is our management committees. Management committees report to our senior officers, including our Chief Executive Officer, President, Chief Financial Officer, and Chief Risk Officer and to committees of our board of directors. Management committees are comprised of members of senior management and are designed to oversee business initiatives and to manage business risk and processes, with each committee focused on a discrete area of our business. The following is a description of certain of our management committees:

•	Management Executive Committee: oversees all of our strategic initiatives and our overall financial condition.

•

Management Risk Committee: oversees overall corporate risk, including credit risk, interest rate risk, equity risk, business risk, operational risk and other risks we confront. The committee reports to the board risk committee.

•

Operational Risk Committee: a subcommittee of the Management Risk Committee which oversees operational risk, including information security, disaster recovery, trading activities and operational management of our annuity portfolio.

•

Management Investment Committee: focuses on strategic decisions involving our investment portfolio, such as approving investment limits, new asset classes and our allocation strategy, reviewing large asset transactions as well as monitoring our credit risk and the management of our assets and liabilities. The committee reports to the board risk committee.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2018, Messrs. Wrubel, McCall and Beilinson each served on our compensation committee.

None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our compensation committee or as a director on our board of directors.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

We have adopted corporate governance guidelines and a code of business conduct and ethics that applies to all of our directors, officers and employees. These documents are available at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.

Communications with the Board of Directors

Shareholders and other interested parties may communicate with members of the board of directors (either individually or as a body) by addressing correspondence to that individual or body to Athene Holding Ltd., Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.

Shareholders and other interested parties may specifically direct their communications to any of the independent directors, including the Committee Chairs and the Lead Independent Director, by addressing correspondence to that individual or body to Athene Holding Ltd., Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors, officers and holders of more than 10% of our common shares to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto furnished to us and the written representations of our directors, officers and 10% stockholders, we believe that, during fiscal 2018, our directors, officers and 10% stockholders complied with all Section 16(a) filing requirements.

Risk Management Oversight

The Company has implemented an enterprise-wide approach to risk management and has specifically established a risk committee of the board of directors charged with the oversight of the development and implementation of systems and processes designed to identify, manage and mitigate reasonably foreseeable material risks and with the duty to assist the board of directors and other board committees with fulfilling their oversight responsibilities for the Company’s risk management function.

As noted above in “Management Committees,” management committees oversee business initiatives and manage business risk and processes.

The audit committee assists the risk committee in its responsibility for oversight of risk management. In particular, the audit committee focuses on major financial risk exposures and the steps management has taken to monitor and control such risks, and discusses with our independent auditor the policies governing the process by which senior management and the various units of the Company assess and manage our financial risk exposure and operational/strategic risk. The compensation committee also assists the risk committee in overseeing risk management by reviewing the Company’s compensation plans, policies and programs to ensure that such plans, policies and programs do not encourage excessive or inappropriate risk-taking.

With respect to cybersecurity, we have developed a program, overseen by our Chief Information Security Officer and our Information Security, Risk, and Compliance group, that is designed to protect and preserve the confidentiality, integrity and continued availability of all information that we own or that is otherwise in our care.

This program includes a cyber incident response plan that provides controls and procedures for timely and accurate reporting of any material cybersecurity incident. The audit committee and the risk committee meet periodically with our Chief Information Officer, Chief Information Security Officer and certain other members of senior management to review our information technology and cybersecurity risk profile and discuss our activities to manage those risks. Our Operational Risk Committee maintains a cybersecurity subcommittee, which provides regular updates that, together with updates provided by other subcommittees, form a basis for periodic reporting to the risk committee. These updates and updates to the audit committee include the results of exercises and response readiness assessments led by outside advisors who provide a third-party independent assessment of our technical program and our internal response preparedness.

MANAGEMENT

Below is a list of the names and ages of our directors and executive officers and a description of the business experience of each of them.

Name	Age	Position
James R. Belardi	62	Chairman of the Board, Chief Executive Officer, and Chief Investment Officer
William J. Wheeler	57	President
Grant Kvalheim	62	Executive Vice President—Athene, Chief Executive Officer and President—Athene USA
Martin P. Klein	59	Executive Vice President and Chief Financial Officer
Frank L. Gillis	67	Executive Vice President—Athene, Chief Executive Officer—ALRe
John M. Rhodes	47	Executive Vice President and Chief Risk Officer
Marc Beilinson	60	Director*
Robert L. Borden	56	Director*
Mitra Hormozi†	50	Director*
Scott Kleinman†	46	Director
Brian Leach	60	Director*
Gernot Lohr	50	Director
H. Carl McCall	83	Director*
Matthew R. Michelini	37	Director
Dr. Manfred Puffer	55	Director
Marc Rowan	56	Director
Lawrence J. Ruisi	70	Director*
Hope Schefler Taitz	54	Director
Arthur Wrubel	53	Director*
Fehmi Zeko	60	Director*

*	Independent director for purposes of the NYSE corporate governance listing requirements.
†	Mr. Kleinman and Ms. Hormozi have been appointed subject to being nominated and elected by shareholders at the 2019 Annual General Meeting.

Executive Officers

James R. Belardi is our co-founder, and has served as our Chairman, Chief Executive Officer and Chief Investment Officer since May 2009. In addition, Mr. Belardi is the founder, Chairman, Chief Executive Officer and Chief Investment Officer of AAM, our investment manager. He is a member of our executive committee and AAM’s executive committee. Mr. Belardi is responsible for our overall strategic direction and management and the day-to-day management of our investment portfolio. Prior to founding our Company and AAM, Mr. Belardi was President of SunAmerica Life Insurance Company and was also Executive Vice President and Chief Investment Officer of AIG Retirement Services, Inc., where he had responsibility for an invested-asset portfolio of $250 billion. Mr. Belardi has a Bachelor of Arts degree in economics from Stanford University and a Master of Business Administration from the University of California, Los Angeles. He currently serves on the board of directors of AAM, Paulist Productions, where he chairs the investment committee, Aris Mortgage Holding Company LLC (“Aris Holdco”), which is the parent company of AmeriHome Mortgage Company, LLC (“AmeriHome”), and Southern California Aquatics. Mr. Belardi swam in the 1976 and 1980 Olympic Swimming Trials and is a nine-time Masters Swimming World Record Holder. Mr. Belardi was selected to serve on our board of directors as a result of his demonstrated track record in and deep knowledge of the financial services business, including having founded both our Company and AAM, and his extensive experience in the insurance industry.

William J. Wheeler has served as our President since September 2015. Together with Mr. Belardi, Mr. Wheeler is responsible for our overall strategic direction. In particular, Mr. Wheeler oversees all of our business units, which includes our retail and institutional operations, and also our corporate development and risk activities. Prior to joining our Company, Mr. Wheeler was President of the Americas group for MetLife Inc. (“MetLife”) where he oversaw the insurance and retirement business in the United States and Latin America. Previously, Mr. Wheeler had been Executive Vice President and Chief Financial Officer at MetLife. Prior to joining MetLife, Mr. Wheeler was an investment banker at Donaldson, Lufkin & Jenrette. Mr. Wheeler has an AB from Wabash College, where he is now a member of the board of trustees, and an MBA from Harvard Business School. He currently serves on the boards of Evercore Inc., Athora Holding Ltd., Venerable Holdings, Inc. and the American Council of Life Insurers.

Grant Kvalheim has served as the Chief Executive Officer of Athene USA Corporation since June 2015 and served as our President from January 2011 until September 2015, served as the Chief Financial Officer from January 2011 until April 2013 and served as a director from January 2012 until February 2014. Mr. Kvalheim is responsible for the oversight of our U.S. operating companies with a focus on our retail annuity channel, including growth initiatives and new product development. Prior to joining our Company, Mr. Kvalheim was a senior executive of Barclays Capital (“Barclays”) from early 2001 to the end of 2007, becoming Co-President in September 2005. During his time at Barclays he converted a European cash investment grade business into a leading global cash and derivatives business across both securitized and non-securitized credit products, and significantly expanded Barclays’ investment banking platform. Prior to joining Barclays, Mr. Kvalheim held senior executive positions in the investment banks of Deutsche Bank and Merrill Lynch. Mr. Kvalheim has a Bachelor of Arts degree in economics from Claremont McKenna College and a Master of Business Administration in finance from the University of Chicago. He currently serves on the board of directors of LIMRA, Mottahedeh & Co., Sol Health and United Way of Central Iowa.

Martin P. Klein has served as our Executive Vice President and Chief Financial Officer since November 2015. Mr. Klein also serves as a director of several of our insurance subsidiaries. Mr. Klein is responsible for overseeing our financial management, including our enterprise finance, tax, actuarial and internal audit functions. He also helps to develop and execute strategic operating decisions across our Company. Prior to joining our Company, Mr. Klein was employed by Genworth Financial, Inc. (“Genworth”) from May 2011 through October 2015, where he most recently served as Executive Vice President & Chief Financial Officer and, from May through December 2012, also served as Genworth’s Acting President & Chief Executive Officer. Prior to joining Genworth in 2011, Mr. Klein served as a Managing Director and Senior Relationship Manager of Barclays, after its acquisition of the U.S. operations of Lehman Brothers Holdings, Inc. (“Lehman Brothers”). Mr. Klein joined Lehman Brothers in 1998, where he served as a Managing Director and the head of the Insurance Solutions Group and the Pension Solutions Group. Prior to Lehman Brothers, Mr. Klein had been with Zurich Insurance Group from 1994 to 1998 and was a Managing Director of Zurich Investment Management. Prior to Zurich, Mr. Klein served in finance and actuarial roles in other insurance organizations. Mr. Klein currently serves on the boards of Aris Holdco and Athora Holding Ltd., as well as Caritas, a non-profit organization in Richmond, Virginia. Mr. Klein is a Fellow of the Society of Actuaries and a Chartered Financial Analyst. He received his Bachelor of Arts in mathematics and business administration from Hope College and a Master of Science in statistical and actuarial sciences from University of Iowa.

Frank L. Gillis is a co-founder of our Company and served on our board of directors from May 2009 to February 2014. Mr. Gillis has served as Chief Executive Officer of ALRe since June 2009 and serves as a director of ALRe. Mr. Gillis is responsible for our growth through our reinsurance channel and is responsible for the oversight of ALRe. Prior to founding our Company, Mr. Gillis was a Senior Managing Director at Bear Stearns & Co. Inc. (“Bear Stearns”) and was the head of the Bear Stearns Insurance Solutions Group. In this position, he led Bear Stearns’ entry into the funding agreement-backed note business and created the turn-key Premium Asset Trust Series. Prior to Bear Stearns, Mr. Gillis spent over three years at GenRe Financial Products providing ALM hedging solutions to U.S. life insurance companies. Mr. Gillis serves on the boards of Bermuda International Long Term Insurers and Reinsurers and the Association of Bermuda International Companies. Mr. Gillis has a Bachelor of Arts in English from the University of Richmond.

John M. Rhodes has served as our Executive Vice President and Chief Risk Officer since August 2016. Mr. Rhodes is responsible for overseeing our enterprise risk management functions, as well as providing key support in connection with strategic operating decisions across our Company. Prior to joining our Company, Mr. Rhodes was the Chief Risk Officer of Allstate from November 2015 to June 2016. Prior to joining Allstate, Mr. Rhodes was the Chief Risk Officer of Lincoln Financial Group from July 2012 to October 2015. Prior to that he served as the Head of Equity Risk Management at Lincoln Financial Group from 2009 to 2012. Prior to joining Lincoln Financial Group, Mr. Rhodes was the Head of Hedging Operations and Performance Management at ING US Financial Services from 2006 to 2009. From 1999 to 2006, Mr. Rhodes served in a variety of roles at JPMorgan Chase and GE Capital focusing primarily on market risk and valuation. Mr. Rhodes also served in the U.S. Navy as a commissioned officer. Mr. Rhodes received a Bachelor of Science degree in Oceanography from the United States Naval Academy and a Master of Business Administration from New York University, Leonard Stern School of Business.

Directors

We believe our board of directors should be composed of a diverse group of individuals with sophistication and experience in many substantive areas that impact our business. We believe experience, qualifications and skills in the following areas are most important: insurance industry; accounting, finance and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; personnel management; and board practices of other major corporations. We believe that all of our current board members possess the professional and personal qualifications necessary for service on our board, and have highlighted particularly noteworthy attributes for each board member in the individual biographies below, or above in the case of our Chairman and Chief Executive Officer.

Marc Beilinson has served as a director of our Company since 2013, and is the lead independent director, the chair of our compensation committee and a member of our conflicts committee and nominating and corporate governance committee. Since August 2011, Mr. Beilinson has been the Managing Director of Beilinson Advisory Group, a financial restructuring and hospitality advisory group that specializes in assisting distressed companies. Most recently, Mr. Beilinson served as Chief Restructuring Officer of Newbury Common Associates LLC (and certain affiliates) from December 2016 to June 2017. Mr. Beilinson previously served as Chief Restructuring Officer of Fisker Automotive from November 2013 to August 2014 and as Chief Restructuring Officer and Chief Executive Officer of Eagle Hospitality Properties Trust, Inc. from August 2011 to December 2014 and Innkeepers USA Trust from November 2008 to March 2011. Mr. Beilinson oversaw the Chapter 11 reorganization of Innkeepers USA, Fisker Automotive and Newbury Common Associates in his interim management roles as the Chief Restructuring Officer of those companies. Mr. Beilinson currently serves on the boards of directors of MFG Assurance Company Limited and Monitronics, as well as the audit committee of MFG Assurance Company Limited. Mr. Beilinson has previously served on the boards of directors and audit committees of a number of public and privately held companies, including Westinghouse Electric, Caesars Acquisition Company, Wyndham International, Inc., Apollo Commercial Real Estate Finance, Inc. (“ARI”), Innkeepers USA Trust, Gastar Inc. and American Tire. Mr. Beilinson has a Bachelor of Arts in political science from the University of California, Los Angeles and a Juris Doctor from the University of California Davis Law School. Mr. Beilinson was selected to serve on our board of directors as a result of having over thirty years of service to the boards of both public and private companies, and his extensive knowledge of legal and compliance issues, including the Sarbanes-Oxley Act of 2002.

Robert L. Borden has served as a director of our Company and our Company’s subsidiary, ALRe, since 2010, and is a member of our risk, audit and conflicts committees. Mr. Borden has served as Managing Partner and Chief Investment Officer of Delegate Advisors, LLC since January 2012. From April 2006 to January 2012, Mr. Borden served as the Chief Executive Officer and Chief Investment Officer of the South Carolina Retirement System Investment Commission (“SCRSIC”), which is responsible for investing and managing all assets of the South Carolina Retirement Systems. Prior to his role at SCRSIC, Mr. Borden served as the Executive Director and Chief Investment Officer of the Louisiana State Employees Retirement System, where he was responsible for investment management, benefits administration, finance and operations. Mr. Borden has also served as Vice Chairman and Chairman of the Fund Evaluation Committee for the Louisiana Deferred Compensation Commission and as a member of the South Carolina Deferred Compensation Committee. Prior to that, Mr. Borden served as Treasurer and Senior Manager for Financial Services at the Texas Workers’ Compensation Insurance Fund after serving as VP of Treasury and Interest Rate Risk Manager at Franklin Federal Bancorp. Mr. Borden serves on the board of directors of Delegate Advisors, LLC, Apollo Senior Floating Rate Fund, Inc. and Apollo Tactical Income Fund Inc. Mr. Borden has a Bachelor of Business Administration with a major in finance from the University of Texas at Austin and received a Master of Science degree in finance from Louisiana State University. Mr. Borden holds both the Chartered Financial Analyst and Chartered Alternative Investment Analyst professional designations. Mr. Borden was selected to serve on our board of directors as a result of his extensive experience in leadership positions, and in particular, his experiences as Chief Executive Officer and Chief Investment Officer at several companies.

Mitra Hormozi has served as a director of our Company since December 2018. Ms. Hormozi is also a director of a number of our US subsidiaries. Ms. Hormozi is Executive Vice President and General Counsel of Revlon, Inc., where she is responsible for overseeing Revlon’s legal affairs worldwide. Ms. Hormozi has extensive experience in both the public and private sectors of the legal field. Prior to joining Revlon in April 2015, she was a litigation partner at two major law firms from 2011 to 2015 and served as Deputy Chief of Staff to then New York State Attorney General, Andrew Cuomo. She also served as an Assistant United States Attorney prosecuting high-profile complex racketeering cases in the Eastern District of New York. Currently, she sits on the Board of New York University School of Law’s Program on Corporate Compliance and Enforcement. Ms. Hormozi received a Bachelor of Arts in history from the University of Michigan and a Juris Doctor from the New York University School of Law. Ms. Hormozi was selected to serve on our board of directors as a result of her extensive legal counsel experience.

Scott Kleinman has served as a director of our Company since December 2018. Mr. Kleinman serves as Co-President of Apollo Global Management, LLC, sharing responsibility for all of Apollo’s revenue-generating and investing activities with a focus on Apollo’s equity and opportunistic business. Mr. Kleinman joined Apollo in 1996, and in 2009 he was named Lead Partner for Private Equity. Prior to joining Apollo, Mr. Kleinman was a member of the Investment Banking Division at Smith Barney Inc. Mr. Kleinman currently serves on the board of directors of Constellis Holdings and Momentive Performance Materials Holdings, Inc. In 2014, Mr. Kleinman founded the Kleinman Center for Energy Policy at the University of Pennsylvania. He also is a member of the Board of Overseers at the University of Pennsylvania School of Design. Mr. Kleinman received a Bachelor of Arts in Russian studies and a Bachelor of Science in finance from the University of Pennsylvania and the Wharton School of Business, respectively, graduating magna cum laude, Phi Beta Kappa. Mr. Kleinman was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.

Brian Leach has served as a director of our Company since August 2016, and is a member of our risk and audit committees. From 2013 to 2015, Mr. Leach served as Head of Franchise Risk & Strategy at Citigroup with responsibility for managing all of Citibank’s global risk, audit, compliance and strategy. From 2008 to 2012, Mr. Leach served as the Chief Risk Officer of Citibank. In 2005, Mr. Leach, together with several former colleagues from Morgan Stanley, formed Old Lane and from 2005 to 2008, Mr. Leach served as Old Lane’s co-Chief Operating Officer and Chief Risk Officer. Prior to that, Mr. Leach worked his entire post-graduate career at Morgan Stanley encompassing running a successful proprietary trading business and culminating as the Risk Manager of the Institutional Securities Business reporting directly to its President. During his time with Morgan Stanley, Mr. Leach was seconded to Long-Term Capital Management (“LTCM”) for approximately one year. During that time, he was one of six managers selected by a consortium of 14 global financial institutions to manage the liquidation of LTCM. Mr. Leach serves on the Advisor Investment Committee of Mountain Capital. Mr. Leach has a Bachelor of Arts degree in economics from Brown University and a Master of Business Administration from Harvard Business School. Mr. Leach has been awarded Risk Manager of the Year on two separate occasions: the first by Risk Magazine for his work in restructuring the hedge fund LTCM and the second by the Global Association of Risk Professionals for his work in restructuring Citigroup after the global financial crisis. Mr. Leach was selected to serve on our board of directors as a result of his extensive experience in risk management.

Gernot Lohr has served as a director of our Company and our subsidiary, ALRe, since 2009. Mr. Lohr has served as a director of AAM, our investment manager, since 2009. Mr. Lohr is a Senior Partner and Global Head of the Financial Institutions Group at Apollo, which he joined in May 2007. Prior to joining Apollo, Mr. Lohr was a founding partner at Infinity Point LLC, Apollo’s joint venture partner for the financial services industry since 2005. Before that time, Mr. Lohr spent eight years in financial services investment banking at Goldman, Sachs & Co. in New York and also worked at McKinsey & Company and B. Metzler Corporate Finance in Frankfurt. Currently, Mr. Lohr serves on the board of directors of Athora Holding Ltd., Catalina Holdings, Oldenburgische Landesbank and Tranquilidade. Mr. Lohr has a joint Master’s Degree in economics and engineering from the University of Karlsruhe, Germany, and received a Master of Business Administration from the MIT Sloan School of Management. Mr. Lohr was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.

H. Carl McCall has served as a director of our Company since August 2016, and is a member of our nominating and corporate governance and compensation committees. Since October 2011, Mr. McCall has served as the Chairman of the Board of Trustees of the State University of New York. From 2002 to 2015, Mr. McCall served as a board member or trustee of several organizations, including Ariel Investment, Tyco International, New Plan Realty Corporation and the New York Stock Exchange. Since 2004, Mr. McCall has served as a principal of Covenant Capital, LLC. From 1993 to 2002, Mr. McCall served as the Comptroller of the State of New York, a position in which he was the sole trustee of the second largest public pension fund in the United States. From 1991 to 1993, Mr. McCall served as the President of the New York City Board of Education. From 1986 to 1991, Mr. McCall served as Commissioner of the Port Authority of New York and New Jersey. From 1985 to 1993, Mr. McCall served as a Vice President of Citicorp, Inc. From 1980 to 1981, Mr. McCall served as an ambassador to the United Nations. From 1975 to 1980, Mr. McCall served as a state senator of New York. Mr. McCall received a Bachelor of Arts degree in government from Dartmouth College and a Masters of Arts from Andover Newton Theological Seminary. Mr. McCall was selected to serve on our board of directors as a result of his extensive leadership experience in various sectors, and his experience serving on the boards of a number of public and private companies.

Matthew R. Michelini has served as a director of our Company and certain of our subsidiaries since 2010, and is a member of our executive and risk committees. Mr. Michelini serves as a director of AAM, our investment manager. Mr. Michelini is a Partner at Apollo. He joined Apollo in July 2006. Prior to joining Apollo, Mr. Michelini was a member of the mergers and acquisitions group of Lazard Frères & Co. from 2004 to 2006. Mr. Michelini serves on the board of directors of Aleris Corporation, OneMain Holdings and Venerable Holdings, Inc. He has previously served on the boards of Metals USA Holdings (formerly NYSE listed under “MUSA”), Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”) and Warrior Met Coal, Inc. At Apollo, Mr. Michelini has executed deals across the world including in North America, Europe, and Asia. Mr. Michelini graduated from Princeton University with a B.S. in mathematics and a Certificate in Finance and received his M.B.A. from Columbia University. Mr. Michelini was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.

Dr. Manfred Puffer has served as a director of our Company since 2012, and is the chair of our risk committee. Dr. Puffer has served as a Senior Advisor to Apollo since October 2008. From 2006 to 2008, Dr. Puffer was a senior managing director in the Financial Institutions Group of Bear Stearns International, Head of Germany, Austria and Eastern Europe and a Member of the European Executive Committee. From 2002 to 2005, Dr. Puffer was a member of the managing board of WestLB AG and Head of the Investment Bank, Fixed Income, Equities and Structured Finance. Currently, Dr. Puffer is a member of the supervisory board of Infineon Technologies AG. Dr. Puffer holds a Ph.D. and a Master of Business Administration from the University of Vienna. Dr. Puffer was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.

Marc Rowan has served as a director of our Company since 2009, and is a member of our executive committee. Mr. Rowan has served as a director of AAM, our investment manager, since 2009. Mr. Rowan is a co-founder and Senior Managing Director of Apollo, a leading alternative asset manager focused on contrarian and value-oriented investments across private equity, credit-oriented capital markets and real estate. Mr. Rowan currently serves on the boards of directors of, among others, Apollo, Athora Holding Ltd. and VA Capital LLC. He has previously served on the boards of directors of, among others, the general partner of AAA, AMC Entertainment, Inc., Beats Music, CableCom Gmbh., Caesars Entertainment Corporation, Countrywide PLC, Culligan Water Technologies, Inc., Furniture Brands International, Mobile Satellite Ventures, National Cinemedia, Inc., National Financial Partners, Inc., New World Communications, Inc., New York City Police Foundation, Norwegian Cruise Lines, Quality Distribution, Inc., Samsonite Corporation, SkyTerra Communications, Inc., Unity Media SCA, Vail Resorts, Inc., Wyndham International, Inc. and RCS Capital Corporation. Mr. Rowan is a founding member and Chairman of Youth Renewal Fund, Chairman of the Board of Overseers of The Wharton School at the University of Pennsylvania, a member of the University of Pennsylvania’s Board of Trustees and a member of the board of Jerusalem U and several technology-oriented companies. Mr. Rowan graduated summa cum laude from the University of Pennsylvania’s Wharton School of Business with a Bachelor of Science and a Master of Business Administration in finance. Mr. Rowan was selected to serve on our board of directors as a result of his service on the boards of numerous public and private companies and his demonstrated track record of success and extensive experience in the financial services sector.

Lawrence J. Ruisi has served as a director of our Company since 2013, and is the chair of our audit committee and is a member of our risk committee. Mr. Ruisi is also a director of a number of our US subsidiaries. As an operating executive, Mr. Ruisi held various senior level positions in the entertainment business, including President & Chief Executive Officer of Loews Cineplex Entertainment Corporation, a movie theatre operator with 400 locations worldwide, and as Executive Vice President and Chief Financial Officer of Columbia Pictures Entertainment. As a non-executive, Mr. Ruisi served on numerous boards including Hughes Communications Inc., UST Inc., InnKeepers USA Trust, Wyndham International, Inc. and Adaptec, Inc. During his tenure on these boards, Mr. Ruisi was Chairman of various audit committees, named designated financial expert and served on both compensation and nominating and corporate governance committees. Mr. Ruisi was Chairman of the Independent Committee of the board of InnKeepers, which oversaw its restructuring, and was Chairman of Special Committees at both Wyndham and Adaptec. Mr. Ruisi began his career at Price Waterhouse & Co., where he was a Senior Manager. He is a Certified Public Accountant and received a Bachelor of Science degree in accounting and a Master of Business Administration in finance from St. John’s University. Mr. Ruisi is currently an adjunct professor of accounting at St. John’s University. Mr. Ruisi was selected to serve on our board of directors as a result of his extensive leadership experience in various sectors, his expertise in accounting and financial reporting matters and his experience serving on the boards of numerous public and private companies.

Hope Schefler Taitz has served as a director of our Company and our subsidiary, ALRe, since 2011, and is a member of our risk and conflicts committees. Ms. Taitz is also a director of a number of our US subsidiaries. Ms. Taitz has served as the CEO of ELY Capital since 2014. Now acting as an investor and advisor with expertise in media, technology and the consumer, she helps innovative enterprises grow through financial leadership and connections to established corporations. Ms. Taitz, a strong advocate of women on boards, currently serves on the board of MidCap Finco Holdings Limited, Greenlight Capital Re, Ltd. and Summit Hotel Properties, Inc. She has previously served on the boards of Apollo Residential Mortgage, Inc., Diamond International Resorts, Inc., as well as Lumenis Ltd. From 1995 to 2003, Ms. Taitz was Managing Partner of Catalyst Partners, L.P., a money management firm. From 1990 to 1992, Ms. Taitz was a Vice President at The Argosy Group (now part of the Canadian Imperial Bank of Commerce (NYSE: CM)) specializing in financial restructuring before becoming a Managing Director at Crystal Asset Management, from 1992 to 1995. From 1986 to 1990, Ms. Taitz was at Drexel Burnham Lambert, first as a mergers and acquisitions analyst and then as an associate in the leveraged buyout group. On the not for profit side, Ms. Taitz focuses on education and is an advocate for STEM. She is a founding executive member of YRF Darca, an emeritus board member of Pencils of Promise, a member of the undergraduate executive board of The Wharton School at the University of

Pennsylvania and a member of the Center for Social Innovation. Ms. Taitz is a former board member of Girls Who Code and is now a board member of the New York City Foundation for Computer Science. Ms. Taitz graduated with honors from the University of Pennsylvania with a Bachelor of Arts degree in economics. Ms. Taitz was selected to serve on our board of directors as a result of her extensive experience in the financial services sector as well as her experience serving on the governance committees of other public companies.

Arthur Wrubel has served as a director of our Company since August 2016, and is the chair of our nominating and corporate governance and a member of our compensation committee. In 2001, Mr. Wrubel formed Wesley Capital Management, a long/short investment fund focused on real estate securities. Since its inception, Wesley Capital has been among the largest investment funds in the real estate securities sector. In 1993, Mr. Wrubel joined Dickstein & Co., a bankruptcy and event-driven investment fund as a partner. His focus was on real estate and asset backed securities. At Dickstein, Mr. Wrubel was involved in many high-profile real estate corporate restructurings including Olympia & York, Cadillac Fairview, Rockefeller Center Properties, Bramalea, and Trizec. Mr. Wrubel began his career in 1987 at JMB Realty Corporation, where he was an associate in the acquisitions group. Mr. Wrubel currently serves as a member of the Wharton Undergraduate Board at the University of Pennsylvania. Mr. Wrubel received a Bachelor of Science in economics from The Wharton School at the University of Pennsylvania. Mr. Wrubel was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.

Fehmi Zeko has served as a director of our Company since March 2018. Mr. Zeko currently serves as CEO of Zeko Partners LLC and a Senior Advisor at both MC Credit Partners LP and CDX Advisors. From 2015 to March 2018, Mr. Zeko served as Vice Chairman, Global Technology, Media and Telecommunications Investment Banking Group at Bank of America Merrill Lynch. In this role he helped organize and execute the strategic plan to reposition the entire Technology, Media and Telecom franchise for large cap coverage globally. Prior to Bank of America, Mr. Zeko was Senior Managing Director, Group Head North America and Global Chairman, Telecom, Media, Entertainment and Technology (“TMET”) at Macquarie Capital, where he led the firm’s Global TMET Investment Banking and Principal Investing Practice. Prior to joining Macquarie Capital, Mr. Zeko was Vice Chairman and Co-Founder of the Foros Group, where he led the firm’s Media and Communication Advisory Practice. Prior to that, Mr. Zeko held senior investment banking positions at Deutsche Bank and Citigroup. He received his Bachelor of Business Administration and Master of Business Administration in Finance from Texas Christian University’s Neeley School of Business. Mr. Zeko was selected to serve on our board of directors as a result of his extensive financial and global experience.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Introduction

Our NEOs, comprised of our principal executive and financial officers and the three highest paid executive officers other than our principal executive and financial officers, are James R. Belardi, Chairman, Chief Executive Officer and Chief Investment Officer; Martin P. Klein, Executive Vice President and Chief Financial Officer; William J. Wheeler, President; Grant Kvalheim, Executive Vice President, Athene and Chief Executive Officer and President, Athene USA Corporation; and John M. Rhodes, Executive Vice President and Chief Risk Officer.

Compensation Framework

Goals, Principles and Process

Our compensation committee believes that our executive compensation program should reward actions and behaviors that support policyholder protection, drive long-term and profitable revenue growth, and create sustainable shareholder value. The compensation committee has sought to foster these objectives through a compensation system that focuses on increasing our executives’ personal interest in our growth and success through performance-based annual incentive awards and ownership of our Class A common shares. We believe that these awards create a balanced focus on our short-term and long-term strategic and financial goals. Our executive compensation program is designed to:

•	attract, retain and motivate high-performing talent;

•	reward outstanding performance;

•	align executive compensation elements with both short-term and long-term company performance; and

•	align the interests of our executives with those of our stakeholders.

Our compensation committee has the responsibility for overseeing and approving the compensation of all of our executive officers. Our compensation committee also receives input from the compensation committee’s independent compensation consultant and recommendations from Mr. Belardi regarding the compensation arrangements for executive officers other than himself. None of our NEOs participated in the determination of their own compensation.

In 2018, our compensation committee conducted a review of the Company’s executive compensation program, with the assistance of the compensation committee’s independent compensation consultant, Willis Towers Watson. Willis Towers Watson provided input on the Company’s overall incentive design and a benchmarking analysis with respect to our executive officer compensation program. When setting 2018 NEO compensation, our compensation committee considered survey data from the 2017 Willis Towers Watson CDB Financial Services Executive Compensation Database, as well as compensation data from a group of peer companies (the “Peer Group”) to evaluate compensation arrangements against those of the Company. The companies in the Peer Group were selected based on one or more of the following characteristics: the companies are similar in size to the Company; the companies are industry competitors; or the companies are considered a source of talent. Even though some of the Peer Group companies have larger revenues and market capitalization than the Company, the compensation committee determined that each company was an appropriate peer based on such company being an industry competitor or a source of talent. The Peer Group used to evaluate 2018 compensation decisions consisted of the following nine publicly-traded insurance companies:

Aflac Incorporated Lincoln National Corporation Principal Financial Group, Inc.	Prudential Financial, Inc. Reinsurance Group of America Sun Life Financial Inc.	Torchmark Corporation Unum Group Voya Financial, Inc.

While our compensation committee considers relevant market pay practices when setting executive compensation, it does not believe it appropriate to establish compensation levels based only on market practices. Our compensation committee believes that compensation decisions are complex and require a deliberate review of Company performance and peer compensation levels. The factors that influence the amount of compensation awarded include market competition for a particular position, an individual’s experience and past performance inside or outside the Company, compensation history, role and responsibilities within the Company, tenure with the Company and associated institutional knowledge, long-term potential with the Company, contributions derived from creative and innovative thinking and leadership, industry expertise, past and future performance objectives and the value of the position within the Company.

In addition to executive compensation consulting services, for which the Company paid $192,576 in the aggregate for 2018, Willis Towers Watson provided other services during 2018 for which the Company paid $3,890,842 in the aggregate. These other services consisted of (i) risk and financial services and (ii) benefits services.

The decision to engage Willis Towers Watson for the other services was made by management. Although the compensation committee did not approve such other services, the compensation committee assessed the independence of Willis Towers Watson pursuant to the SEC rules and the NYSE listing standards and concluded that Willis Towers Watson’s work did not raise any conflict of interest.

2018 Compensation Elements

Base Salary

Base salaries for our NEOs are determined annually, based on a number of factors, including the size, scope and impact of their role, the market value associated with their role, leadership skills, length of service, and individual performance and contributions.

Annual Incentive Awards

As further discussed below in “ —2018 Compensation Decisions,” we grant annual cash incentive awards to our NEOs based on the achievement of financial, operational and personal objectives. In general, these objectives are communicated to our NEOs at the beginning of the year, and the compensation committee determines the amount of the awards after the completion of the performance period. The annual incentive award payout for each NEO is subject to a personal performance modifier that allows for an adjustment in payout based on a holistic assessment of each NEO’s individual performance.

Equity and Long-Term Incentive Awards

In general, the Company’s equity and long-term incentive compensation program is designed to recognize the scope of an individual’s responsibilities, reward demonstrated performance and leadership, further align the interests of award recipients with those of the Company’s shareholders and retain award recipients through the vesting period. Important factors in determining the amount of grants awarded to each NEO include the size of past grant amounts, individual performance and expected future contributions to the Company.

Following our initial public offering, we began issuing annual long-term incentive awards to our executive officers, consisting of time-based stock options, time-based restricted share units (“RSUs”) and performance-based equity awards. The 2018 long-term incentive awards to executive officers were structured as 50% performance-based restricted share awards (“RSAs”) (based on target), 25% time-based RSUs and 25% time-based stock options, each by grant date value. The structure and annual amount of the awards are determined by the compensation committee with input from Willis Towers Watson. We use grants of stock options to focus our executives on delivering long-term value to shareholders because options have intrinsic value only to the extent that the price of our stock on the date of exercise exceeds the stock price on the grant date. We also use stock options to retain executives, since the stock options vest ratably over a three-year period, provided the recipient remains employed through the applicable vesting date. We believe that time-based RSUs further align the interests of our executives with those of our shareholders and also serve to retain executives, as these RSUs also vest ratably over a three-year period, provided the recipient remains employed through the applicable vesting date.

The performance-based RSAs included in our 2018 long-term incentive award program have a three-year performance period (2018-2020) and vest and are payable following the three-year performance period only if we achieve specified goals based on two equally weighted performance metrics: average annual adjusted return on equity and cumulative adjusted operating income for the three-year period. The target levels of these goals were designed to be reasonably achievable with strong management performance. These performance-based RSAs also serve to retain executives as they generally require the recipient to be continuously employed during the performance period.

Other Compensation Practices

Employment Agreements

We have entered into employment agreements with certain of our NEOs, as follows:

Belardi Agreement

As Mr. Belardi also serves as AAM’s Chairman, Chief Executive Officer and Chief Investment Officer, he has separate employment agreements with both the Company and with AAM. Under these agreements, Mr. Belardi is entitled to receive, among other benefits, a base salary and is eligible to receive an incentive award each fiscal year during the term of employment. For 2018, AAM and the compensation committee of AHL consulted with each other to determine Mr. Belardi’s total base salary, incentive award targets and actual incentive awards. Pursuant to an understanding between AHL and AAM, AHL has agreed that AHL is responsible for paying half of his base salary and incentive award, and AAM agreed to be responsible for paying the remaining amount. Either party, at its sole discretion, may pay its portion of the incentive award in the form of cash or equity. The target incentive award is 100% of Mr. Belardi’s base salary, but the actual incentive award is determined by our compensation committee and AAM’s compensation committee, based on non-alternative investment performance relative to the Barclays US Aggregate Bond Index, aggregate alternative investment net performance relative to the Company’s underwriting target, and other corporate performance targets established by the compensation committee. We report our portion of Mr. Belardi’s total annual salary and incentive award in our 2018 Summary Compensation Table. In addition, AAM retains discretion to pay other elements of compensation under the employment agreement with AAM or otherwise as it deems appropriate in its sole discretion.

Mr. Belardi’s employment agreement with us has a three-year initial term that expired on November 3, 2016 which automatically extends for subsequent one-year terms unless one party gives notice of non-renewal prior to expiration of the then current term. Pursuant to his employment agreement, severance is payable to Mr. Belardi in the event of a termination of employment by the Company without cause, by the Company by reason of non-renewal, by Mr. Belardi for good reason, or due to Mr. Belardi’s death or disability. Mr. Belardi is entitled to receive severance payments in an amount equal to the sum of his then-annual base salary and a pro rata incentive award for the year of termination based, in part, on the incentive award and annual salary paid to him in the year preceding his termination. In the event of involuntary termination other than due to death or disability, Mr. Belardi is entitled to receive an additional severance payment equal to his then-annual base salary multiplied by a bonus percentage, calculated based on the bonus paid to him in the year preceding his termination and divided by his annual base salary in the year preceding his termination. In the event of involuntary termination other than due to non-renewal by the Company, any outstanding and unvested time-based restricted shares that were scheduled to vest during the one-year period following the termination date will immediately vest, and a portion of each tranche of outstanding and unvested Class M performance-based restricted shares shall remain outstanding and eligible to vest pursuant to their terms for a period of 18 months following the termination date. As a condition to his receipt of the severance payments and benefits described above, Mr. Belardi must timely execute (and not revoke) a general release of claims against the Company and its affiliates. Mr. Belardi’s employment agreement with the Company also contains customary restrictive covenants, including confidentiality and nondisclosure covenants, a covenant not to compete with, or solicit customers of, the Company or AAM for 12 months following termination, and a covenant not to solicit employees of the Company or AAM for 24 months following termination.

Wheeler Agreement

Pursuant to his employment agreement, Mr. Wheeler is entitled to receive a minimum base salary of $1,250,000 and is eligible to receive an annual incentive award each fiscal year he is employed. The annual incentive award opportunity and payouts are determined by the compensation committee in its sole discretion, with payouts determined based on performance objectives (which may include corporate, financial, strategic, individual or other objectives) established by the compensation committee. His employment is at will and may be terminated by him or by the Company at any time by giving two months’ notice.

In addition to termination by Mr. Wheeler or the Company at any time by giving two months’ notice, the Company has the right, in its discretion, to terminate the agreement with a payment in lieu of notice. The Company may also terminate the agreement without notice or payment in lieu of notice if Mr. Wheeler is guilty of any gross default or misconduct, or any repeated misconduct after due warning, in connection with the Company or in the event of any serious or repeated breach or non-observance with any of the provisions in the agreement. The employment agreement contains customary restrictive covenants, including confidentiality and nondisclosure covenants and covenants not to solicit customers or employees of the Company or any affiliate of the Company for 12 months following termination.

Klein Agreement

Pursuant to his employment agreement, Mr. Klein is entitled to receive a minimum base salary of $550,000 and is eligible to receive an annual incentive award each fiscal year he is employed. The annual incentive award opportunity and payouts are determined by the compensation committee in its sole discretion, with payouts determined based on performance objectives (which may include corporate, financial, strategic, individual or other objectives) established by the compensation committee. His employment is at will and may be terminated by him or by the Company at any time by giving two months’ notice.

In addition to termination by Mr. Klein or the Company at any time by giving two months’ notice, the Company has the right, in its discretion, to terminate the agreement with a payment in lieu of notice. The Company may also terminate the agreement without notice or payment in lieu of notice if Mr. Klein is guilty of any gross default or misconduct, or any repeated misconduct after due warning, in connection with the Company or in the event of any serious or repeated breach or non-observance with any of the provisions in the agreement. The employment agreement contains customary restrictive covenants, including confidentiality and nondisclosure covenants and covenants not to solicit customers or employees of the Company or any affiliate of the Company for 12 months following termination.

Kvalheim Agreement

Pursuant to his employment agreement which terminated in accordance with its terms effective as of March 3, 2018, Mr. Kvalheim was entitled to receive a minimum base salary of $750,000 and was eligible to receive an incentive award each fiscal year he is employed. The annual incentive award opportunity and payouts were determined by the compensation committee in its sole discretion, with payouts determined based on performance objectives (which may include corporate, financial, strategic, individual or other objectives) established by the compensation committee.

Stock Ownership Guidelines

We require management at the Senior Vice President level and above, including our NEOs, to own significant amounts of our Class A common shares. The value of Class A common shares that must be held will be set at a multiple of the individual’s base salary. Covered executives will have five years from the adoption of the stock ownership guidelines or, if later, the appointment to a covered position to satisfy the applicable stock ownership guideline.

Position	Multiple
Chief Executive Officer/President	6X
Executive Vice President	3X
Senior Vice President	2X

Purchased and restricted Class A common shares, shares acquired upon the vesting of Class A RSUs, vested Class M common shares and vested stock options will count toward this requirement. Covered executives must retain at least 75% of all equity holdings in the Company until they meet their respective stock ownership requirements. As of the Record Date, each of our NEOs either met the applicable guideline or were projected to meet the guideline within the five-year period.

Anti-Hedging and Anti-Pledging Policies

Covered executives, including all of our executive officers, are not permitted to engage in any transactions that are designed to offset a decrease in the market value of our Class A common shares. Covered executives are not permitted to pledge their equity holdings in AHL without the permission of the Company. In addition, covered executives may not pledge their equity holdings in AHL as collateral if they are counting those holdings towards their respective stock ownership requirements.

Review of Compensation Policies and Practices Related to Risk Management

Effective risk management is central to our success, and compensation is carefully designed to be consistent with our risk management framework and controls. If the Company’s performance is obtained in a manner inconsistent with this framework or these controls, then the compensation committee has the discretion, with input from the risk committee, if necessary, to decrease or not award any bonuses to our NEOs and other executive officers. In addition, the performance objectives for our Chief Risk Officer and the other employees in our risk management function are based in part on the effectiveness of our risk management policies and procedures. We have determined that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Consideration of Say On Pay Vote

As part of its ongoing review of the Company’s executive compensation program, the compensation committee considered the approval by approximately 99% of the votes cast for the Company’s “say on pay” vote at the Company’s 2018 Annual General Meeting of Shareholders. After considering the 2018 “say on pay” results, the compensation committee determined that the Company’s executive compensation objectives and compensation elements continued to be appropriate and did not make any specific changes to the Company’s executive compensation program in response to the 2018 “say on pay” vote.

2018 Compensation Decisions

Base Salary

Mr. Belardi’s base salary decreased from $925,000 in 2017 to $863,750 in 2018 to offset $61,250 in fees for estate planning services paid by the Company to ensure the orderly transition of Mr. Belardi’s shares. Mr. Klein’s base salary increased from $550,000 in 2017 to $625,000 in 2018 in recognition of Mr. Klein’s leadership in improving the Company’s public close process, consummating the Company’s senior notes offering and implementing solutions to realize efficiencies. Our other NEOs’ base salaries in 2018 remain unchanged from 2017 levels.

Annual Incentive Awards

Our NEOs’ annual incentive awards in 2018 were based on a combination of four overall corporate financial and operational goals, which comprised 50% of the award for Mr. Belardi and 75% of the award for our other NEOs, and individualized performance goals, which comprised 50% of the award for Mr. Belardi and 25% of the award for our other NEOs. We believe the targets were designed to be reasonably achievable with strong management performance and the coordinated, cross-functional focus and effort of the NEOs, and did not reflect unrealistic targets that may encourage excessive risk-taking. The targets for the corporate financial and operational measures were determined in relation to the Company’s internal business plan for the year. For 2018, the compensation committee established target incentive award opportunities of approximately 100%, 126%, 173%, 188% and 150% of base salary for Mr. Belardi, Mr. Wheeler, Mr. Kvalheim, Mr. Klein and Mr. Rhodes, respectively. The overall payout opportunity for incentive awards for our NEOs, other than Mr. Belardi, ranged from 0% to 200% of each participant’s target award opportunity, with a payout range of 0% to 170% for the corporate performance component of the incentive award. The overall payout opportunity for Mr. Belardi’s incentive award ranged from 0% to 140% of his target award opportunity, with a payout range of 0% to 170% for the corporate performance component of his incentive award. The corporate performance measurements, their respective weightings, 2018 performance and achievement with respect to these measurements, and payout level were as follows:

Objectives	Weight	Measurement	Target	2018 Performance/ Achievement	Payout Level
Overall profitability	40%	Adjusted operating income	$1.18B	$1.14B	85%
Expense management	20%	Expense targets	—	Exceeded	109%
Organic growth	20%	Organic deposits(1)	$12.5B	$13.0B	116%
New business profitability	20%	Underwritten IRR	—	Exceeded	115%

(1)	Organic deposits include retail IMO, retail financial institution, funding agreements, pension risk transfer and flow reinsurance.

Based on the Company’s 2018 performance with respect to these four objectives, the payout level was 102% of the corporate target opportunity. Total amounts of awards were also based on the assessment of individual performance factors, as discussed below.

Mr. Belardi

In addition to the four objectives above, which collectively comprised 50% of his award, Mr. Belardi’s annual incentive plan award in 2018 was based on two individualized performance objectives. The first objective, weighted at 25%, compared the Company’s non-alternative investment performance to the Barclays US Aggregate Bond Index over a three-year period. The second objective, also weighted at 25%, compared the Company’s alternative investment performance relative to a 50-50 blended index of the S&P 500 and the BofA Merrill Lynch US High Yield Index over a three-year period, subject to maintaining a minimum return on alternative investment performance since the inception of the Company.

For the objective based on the Company’s non-alternative investment performance, the committee compared the Company’s results of 4.96% for the three-year period ended December 31, 2018 (as calculated by AAM, based on information provided by the Company, and reviewed by the compensation committee) to 2.30% for the Barclays US Aggregate Bond Index for the same period and determined to pay out 100% of the award for this objective. For the objective based on the Company’s alternative investment performance, the committee compared the Company’s results of 8.86% for the three-year period ended December 31, 2018 (as calculated by AAM, based on information provided by the Company, and reviewed by the compensation committee) to 8.68% for the 50-50 blended index described above and determined to pay out 102% of the award for this objective.

Other NEOs

For purposes of determining the payout with respect to the portion of the bonus tied to individual performance for the other NEOs, our compensation committee assessed individual performance against the 2018 personal performance objectives established for each NEO at the beginning of 2018. These personal objectives were designed to generally align with the Company’s strategic and operating initiatives (both short-term and long-term) and included goals relating to execution on key strategic initiatives, leadership and team-related objectives and other objectives tied to the executives’ areas of responsibilities. The compensation committee reviews and approves the individual performance objectives (including the objectives’ relative weightings) for each of the other NEOs. In early 2019, the compensation committee evaluated the NEOs’ individual performance, with input from Mr. Belardi. Based on this evaluation, the compensation committee certified the achievement by each of the other NEOs of his individual performance objectives and assigned each NEO an individual performance payout percentage (potentially ranging from 0% to 200%), which is weighted 25% in the annual incentive payout formula. The payout amounts are reported under “Non-Equity Incentive Plan Compensation” in the 2018 Summary Compensation Table.

Equity and Long-Term Incentive Awards

The compensation committee determined the value of 2018 annual long-term incentive awards for the NEOs based on competitive market data, input from the committee’s compensation consultant, Willis Towers Watson, and our overall philosophy of aligning pay with performance. The total target value of these long-term incentive awards for each NEO was allocated among the awards as follows: approximately 25% of the target value in stock options, 25% of the target value in time-based RSUs, and 50% of the target value in performance-based RSAs. The target values of the 2018 long-term incentive awards granted to our NEOs are shown in the following table (the target values reported in this table may differ from the value reported in the compensation tables that follow because the value of equity awards reported in the compensation tables that follow are based on the grant date fair value determined in accordance with applicable accounting rules and, in the case of performance-based RSAs, the probable achievement of the underlying performance goal at the time of grant):

Named Executive Officer	Time-Based Stock Options	Time-Based RSUs	Performance- Based RSAs(1)	Total
James R. Belardi	$625,000	$625,000	$1,250,000	$2,500,000
William J. Wheeler	$375,000	$375,000	$750,000	$1,500,000
Grant Kvalheim	$212,500	$212,500	$425,000	$850,000
Martin P. Klein	$250,000	$250,000	$500,000	$1,000,000
John M. Rhodes	$150,000	$150,000	$300,000	$600,000

(1)

Performance-based RSAs were issued to the NEOs at maximum value, with shares to be forfeited if the maximum level of performance is not achieved. The numbers in this column represent the target value of the performance-based RSAs.

2018 Summary Compensation

The following table contains 2018, 2017 and 2016 compensation information for our NEOs.

2018 Summary Compensation Table

Name and Principal Position	Year	Salary		Stock Awards(1)			Option Awards(2)		Non-Equity Incentive Plan Compensation			All Other Compensation(3)		Total
James R. Belardi (4)	2018		$863,750		$2,716,318	(5)		$625,002		$—	(5)		$70,239		$4,275,309
Chairman, Chief Executive Officer and Chief Investment Officer	2017		$925,000		$2,522,695			$625,002		$—			$712		$4,073,408
	2016		$900,000		$2,216,047			$5,355,807		$—			$—		$8,471,854	(6)

William J. Wheeler	2018		$1,250,000		$1,066,406			$375,003		$1,700,000			$50,062		$4,441,472
President	2017		$1,250,000		$851,250			$375,003		$2,106,563			$65,473		$4,648,289
	2016		$1,250,000		$750,023			$375,003		$1,575,000			$102,240		$4,052,266

Grant Kvalheim	2018		$750,000		$604,307			$212,505		$1,460,000			$147,627		$3,174,439
Executive Vice President—Athene, and Chief Executive Officer and President—Athene USA Corporation	2017 2016	$ $	750,000 750,000	$ $	482,377 425,054		$ $	250,008 5,916,839	$ $	1,738,750 1,420,250		$ $	140,090 135,472	$ $	3,323,721 8,647,615	(7)

Martin P. Klein	2018		$625,000		$710,912			$250,008		$1,116,300			$118,168		$2,820,388
Executive Vice President and Chief Financial Officer	2017		$550,000		$567,528			$250,008		$1,337,500			$109,670		$2,814,706
	2016		$550,000		$375,012			$187,504		$1,000,000			$111,286		$2,223,802

John M. Rhodes	2018		$500,000		$426,574			$150,003		$750,000			$142,668		$1,969,246
Executive Vice President and Chief Risk Officer

(1)

This column includes the grant date fair value of the performance-based RSAs and time-based RSUs granted to our NEOs in 2018. For the time-based RSUs, grant date fair value is calculated by multiplying the number of RSUs by the closing share price on the date of grant. For the performance-based RSAs, we have reported the grant date fair value assuming the probable outcome of satisfying the performance conditions. Assuming the probable outcome of performance conditions will be achieved, the grant date fair value of the 2018 performance-based RSAs would be as follows: $1,152,284; $691,376; $391,782; $460,908; and $276,562, for Messrs. Belardi, Wheeler, Kvalheim, Klein and Rhodes, respectively. Assuming the highest level of performance conditions will be achieved, the grant date fair value of the 2018 performance-based RSAs would be as follows: $1,875,055; $1,125,043; $637,527; $750,012; and $450,036, for Messrs. Belardi, Wheeler, Kvalheim, Klein and Rhodes, respectively.

(2)

This column represents the aggregate grant date fair value of stock options granted in 2018. With respect to the stock options, the Company measures the fair value of each stock option grant at the date of grant using a Black-Scholes option pricing model. For information on the valuation assumptions with respect to these awards, refer to note 12 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

(3)

For 2018, these amounts include the Company’s 401(k) matching payment of $14,000 for Messrs. Wheeler, Klein and Rhodes, and $13,500 for Mr. Kvalheim; housing allowances of $33,000 for Mr. Kvalheim, $55,094 (which includes a tax gross-up of $25,302) for Mr. Klein, and $56,844 (which includes a tax gross-up of $27,220) for Mr. Rhodes for their residences in Iowa; taxable amounts of $36,062, $101,127, $49,073 and $71,825 (which amounts include tax gross-ups of $23,293, $45,861, $22,537, and $33,872) for Messrs. Wheeler, Kvalheim, Klein, and Rhodes, respectively, for travel expenses from their principal residences to the Company’s office in Iowa; $8,989 for Mr. Belardi related to his use of the Company aircraft for personal purposes; and $61,250 in fees for estate planning services paid to an estate planning services provider by the Company to ensure the orderly transition of Mr. Belardi’s shares. Each of these amounts, other than the amounts related to personal use of the Company aircraft and amounts paid directly to an estate planning services provider, were valued on the basis of amounts paid directly to the NEO. The value of the personal use of the Company aircraft is calculated based on the incremental cost to the Company, including fuel costs, ground services, catering, crew travel expenses, and other miscellaneous variable costs. Fixed costs that do not change based on usage, such as pilot salaries and depreciation of the aircraft, are excluded.

(4)

Pursuant to an understanding between the Company and AAM, the Company and AAM have each agreed to pay 50% of Mr. Belardi’s annual salary and incentive plan award. The amounts reported for each period reflect only those amounts for which the Company is responsible. The fees for Mr. Belardi’s estate planning services that were paid by the Company are counted towards the amounts for which the Company is responsible.

(5)

In accordance with the terms of Mr. Belardi’s annual incentive award, Mr. Belardi received his annual incentive award of $939,000 for 2018 performance in the form of restricted Class A common shares. The restricted Class A common shares, which are included in the Stock Awards column, were awarded in 2018 as Mr. Belardi’s annual incentive opportunity but were granted in the form of restricted shares in 2019 following the conclusion of and determination of achievement for the 2018 performance period and vest ratably over a two-year period.

(6)

Amount includes an IPO-related award—the incremental grant date fair value of the 2016 modification to the performance-based Class M-1, M-2 and M-3 share agreements to vest all performance-based Class M-1, M-2 and M-3 shares before the IPO and to amend the conversion option for these classes.

(7)

Amount includes the following IPO-related awards: (1) the incremental grant date fair value of the 2016 modification to the performance-based Class M-1, M-2 and M-3 shares, and (2) a one-time grant of Class M-4 Prime common shares.

2018 Grants of Plan-Based Awards

The following table provides information about awards granted to the NEOs in 2018: (1) the grant date; (2) the threshold, target and maximum estimated future payouts under annual incentive plan awards; (3) the number of stock options, RSAs and RSUs granted to the NEOs under the Company’s 2016 Share Incentive Plan; (4) the exercise price of the stock options; and (5) the grant date fair value of the share and option awards, computed in accordance with applicable SEC rules.

2018 Grants of Plan-Based Awards Table

Name of Executive	Grant Date	Estimated Future Payouts Under Annual Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards: (2) (#)						All Other Stock Awards: Number of Shares or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Share and Option Awards(5)
		Threshold	Target	Maximum	Threshold		Target		Maximum
James R. Belardi	2/27/18				13,008		26,015		39,023					$1,152,284
	2/27/18										13,008			$625,034
	2/27/18											66,278	$48.05	$625,002
	2/20/18				—	(6)	21,078	(6)	—	(6)				$939,000	(6)

William J. Wheeler	2/27/18				7,805		15,609		23,414					$691,376
	2/27/18										7,805			$375,030
	2/27/18											39,767	$48.05	$375,003
	2/20/18	—	$1,575,000	$3,150,000

Grant Kvalheim	2/27/18				4,423		8,845		13,268					$391,782
	2/27/18										4,423			$212,525
	2/27/18											22,535	$48.05	$212,505
	2/20/18	—	$1,300,000	$2,600,000

Martin P. Klein	2/27/18				5,203		10,406		15,609					$460,908
	2/27/18										5,203			$250,004
	2/27/18											26,512	$48.05	$250,008
	2/20/18	—	$1,175,000	$2,350,000

John M . Rhodes	2/27/18				3,122		6,244		9,366					$276,562
	2/27/18										3,122			$150,012
	2/27/18											15,907	$48.05	$150,003
	2/20/18	—	$750,000	$1,500,000

(1)

The 2018 annual incentive awards for our NEOs other than Mr. Belardi were based on a combination of four overall corporate financial and operational goals, which comprised 75% of the award, as well as individualized performance goals, which comprised the other 25% of the award. The corporate performance component of the awards has a payout range between 0% and 170% of the corporate performance component. The overall payout range of the awards, including both the corporate performance component and the personal performance component of the award, is between 0% and 200% of the target amount.

(2)

All equity incentive plan awards reported in this column with a grant date of 2/27/18 represent performance-based RSAs. The performance-based RSAs cliff-vest after the 2018-2020 performance period provided the recipient is continuously employed during the period and are payable only if the Company achieves specified goals based on two equally weighted performance metrics: average annual adjusted return on equity and cumulative adjusted operating income, each for the three-year period.

(3)	The time-based RSUs vest ratably over three years provided the recipient remains employed through the applicable vesting date.
(4)	The stock options vest ratably over a three-year period provided the recipient remains employed through the applicable vesting date.

(5)	For valuation methodology, see notes 1 and 2 to the 2018 Summary Compensation Table.
(6)

The award to Mr. Belardi with a grant date of 2/20/18 represents a 2018 annual incentive award that is dollar-denominated but by its terms is payable in restricted Class A common shares, which vest ratably over a two-year period provided that Mr. Belardi remains employed through the applicable vesting date. Mr. Belardi’s annual incentive award was issued with a target value of $925,000 and was based on a combination of four overall corporate financial and operational goals, which comprised 50% of the award, as well as individualized performance goals, which comprised the other 50% of the award. The corporate performance component of the award has a payout range between 0% and 170% of the corporate performance component. The overall payout range of the award, including both the corporate performance component and the personal performance component of the award, is between 0% and 140% of the target amount. 21,078 restricted Class A common shares were issued to Mr. Belardi on 2/28/19 following the compensation committee’s determination of the payout amount of the annual incentive award, which represents the amount of the annual incentive award payout, $939,000, divided by the closing price of the Class A common shares on the date of issuance.

2018 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of the Company’s equity awards by the NEOs (as of December 31, 2018). This table includes vested Class M common shares, which are similar to vested, unexercised options; unvested Class A common shares; and unvested Class M time-based and performance-based common shares with vesting conditions that were not satisfied as of December 31, 2018. Each equity grant is shown separately for each NEO. The vesting schedule for each outstanding award is shown in the notes to this table.

2018 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards							Stock Awards
Name of Executive	Grant Date	Stock Class or Option Class		Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Conversion Price	Option Expiration Date(1)	Number of Shares of Stock or Units of Stock that Have Not Vested		Market Value of Shares of Stock or Units of Stock That Have Not Vested(2)		Number of Unearned Shares of Stock or Units of Stock that Have Not Vested(6)	Market Value of Unearned Shares of Stock or Units of Stock that Have Not Vested(2)
James R. Belardi(3)	7/15/09	M-1		2,346,155		$10.00	—
	10/15/12	M-2		841,011		$10.78	—
	4/28/14	M-3		1,000,000		$13.46	—
	2/3/16	RSA						6,986	(7)	$278,252
	3/7/17	RSA						11,489	(8)	$457,607	(8)
	2/20/18	RSA						21,078	(9)	$839,537	(9)
	6/6/16	Options (2016)		85,763	42,882	$33.95	6/6/2026
	3/21/17	Options (2017)		22,092	44,186	$51.25	3/21/2027
	2/27/18	Options (2018)			66,278	$48.05	2/27/2028
	6/6/16	RSU	(4)					7,364		$293,308
	6/6/16	RSU	(5)									44,183	$1,759,809
	3/21/17	RSU	(4)					8,131		$323,858
	3/21/17	RSU	(5)									24,391	$971,494
	2/27/18	RSU	(4)					13,008		$518,109
	2/27/18	RSA	(10)									26,015	$1,036,177
William J. Wheeler	10/1/15	M-4 Prime		1,333,333	1,166,667	$27.83	10/1/2025
	6/6/16	Options (2016)		42,882	21,441	$33.95	6/6/2026
	3/21/17	Options (2017)		13,255	26,512	$51.25	3/21/2027
	2/27/18	Options (2018)			39,767	$48.05	2/27/2028
	6/6/16	RSU	(4)					3,682		$146,654
	6/6/16	RSU	(5)									22,092	$879,924
	3/21/17	RSU	(4)					4,879		$194,331
	3/21/17	RSU	(5)									14,635	$582,912
	2/27/18	RSU	(4)					7,805		$310,873
	2/27/18	RSA	(10)									15,609	$621,706
Grant Kvalheim	5/23/16	M-4 Prime		107,644	234,667	$34.23	5/23/2026
	6/6/16	Options (2016)		24,300	12,150	$33.95	6/6/2026
	3/21/17	Options (2017)		7,511	15,024	$51.25	3/21/2027
	2/27/18	Options (2018)			22,535	$48.05	2/27/2028
	6/6/16	RSU	(4)					2,087		$83,125

				Option Awards				Stock Awards
Name of Executive	Grant Date	Stock Class or Option Class		Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Conversion Price	Option Expiration Date(1)	Number of Shares of Stock and Units that Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)	Number of Unearned Shares and Units of Stock that Have Not Vested(6)	Market Value of Unearned Units of Stock that Have Not Vested(2)
	6/6/16	RSU	(5)							12,519	$498,632
	3/21/17	RSU	(4)					2,765	$110,130
	3/21/17	RSU	(5)							8,293	$330,310
	2/27/18	RSU	(4)					4,423	$176,168
	2/27/18	RSA	(10)							8,845	$352,296
Martin P. Klein	11/15/15	M-4 Prime		74,545	121,333	$27.83	11/15/2025
	6/6/16	Options (2016)		21,441	10,721	$33.95	6/6/2026
	3/21/17	Options (2017)		8,837	17,675	$51.25	3/21/2027
	2/27/18	Options (2018)			26,512	$48.05	2/27/2028
	6/6/16	RSU	(4)					1,841	$73,327
	6/6/16	RSU	(5)							11,046	$439,962
	3/21/17	RSU	(4)					3,253	$129,567
	3/21/17	RSU	(5)							9,757	$388,621
	2/27/18	RSU	(4)					5,203	$207,235
	2/27/18	RSA	(10)							10,406	$414,471
John M. Rhodes	8/15/16	M-4 Prime		53,197	106,667	$36.40	7/1/2026
	3/21/17	Options (2017)		5,302	10,605	$51.25	3/21/2027
	2/27/18	Options (2018)			15,907	$48.05	2/27/2028
	3/21/17	RSU	(4)					1,952	$77,748
	3/21/17	RSU	(5)							5,854	$233,165
	2/27/18	RSU	(4)					3,122	$124,349
	2/27/18	RSA	(10)							6,244	$248,699

(1)

This column reports the expiration date for Class M common shares and stock options. Once vested, Class M common shares may remain outstanding until converted into Class A common shares. Class M-4 prime shares that do not vest by the tenth anniversary of the grant date will be forfeited to the Company. Class M time-based common shares vest ratably over a five-year period. Time-based stock options vest ratably over a three-year period.

(2)	As of December 31, 2018, the fair market value of a Class A common share was $39.83.
(3)	All outstanding equity awards for Mr. Belardi have been transferred to a trust, other than for value, for estate planning purposes.
(4)	This row shows the number of time-based RSUs, which vest ratably over a three-year period.
(5)	This row shows the number of performance-based RSUs, which cliff-vest after a three-year period, assuming performance conditions have been met.
(6)

The number of performance-based RSUs or RSAs that ultimately vest is based on actual performance during the three-year performance period. The number of performance-based RSUs or RSAs reflected in this column is based on the number of performance-based RSUs or RSAs that would vest assuming the target level of performance is achieved. Final payouts under the performance-based RSUs or RSAs will not be known until the respective performance period is completed.

(7)

This award to Mr. Belardi with a grant date of 2/3/16 represents a 2016 annual incentive award that is dollar-denominated but by its terms is payable in restricted Class A common shares which vest ratably over a two-year period provided that Mr. Belardi remains employed through the applicable vesting date.

(8)

The award to Mr. Belardi with a grant date of 3/7/17 represents a 2017 annual incentive award that is dollar-denominated but by its terms is payable in restricted Class A common shares which vest ratably over a two-year period provided that Mr. Belardi remains employed through the applicable vesting date. Mr. Belardi’s annual incentive award was issued with a target value of $925,000. The amount reported represents the number of restricted Class A common shares granted in 2018 after the committee’s determination of the achievement of the 2017 performance goals.

(9)

The award to Mr. Belardi with a grant date of 2/20/18, as disclosed in footnote 6 of the 2018 Grants of Plan-Based Awards Table, represents a 2018 annual incentive award that is dollar-denominated but by its terms is payable in restricted Class A common shares which vest ratably over a two-year period provided that Mr. Belardi remains employed through the applicable vesting date. Mr. Belardi’s annual incentive award was issued with a target value of $925,000. The amount reported represents the number of restricted Class A common shares granted in 2019 after the committee’s determination of the achievement of the 2018 performance goals.

(10)	This row shows the number of performance-based RSAs, which cliff-vest after a three-year period, assuming performance conditions have been met.

Class M Common Shares

In association with and following each of the four rounds of equity capital raise transactions prior to our initial public offering, we granted restricted Class M common shares to our officers and certain other employees to align their incentives with shareholders. Class M common shares are non-voting incentive compensation shares, convertible into Class A common shares upon vesting and the payment of the conversion price. In the tables in “Compensation of Executive Officers and Directors,” we report these equity share awards as options, rather than shares, because they economically represent a call option on Class A common shares with a strike price equal to the conversion price embedded in the Class M common shares. Unlike options, however, once the Class M common shares vest, they can remain outstanding in perpetuity, are not required to be converted into Class A common shares and are entitled to dividends. There are four outstanding classes of Class M common shares, Class M-1, Class M-2, Class M-3 and Class M-4.

Each grant of restricted Class M common shares is comprised of two tranches, one involving time-based vesting criteria and the other involving performance-based vesting criteria. In the time-based vesting tranche, the restricted shares generally vest ratably on each of the first five anniversaries of the date of grant and automatically in full upon our sale or a change in control. In some instances, the vesting inception date is tied to other events, such as the recipient’s date of hire or the closing of the equity round with which the Class M common shares are associated, which may be earlier than the actual grant date for the award.

In the performance-based vesting tranche, the restricted shares generally vest based on the achievement by our pre-initial public offering investors of specified internal rates of return (“IRR”) and on multiples of invested capital (“MOIC”) on their Class A common shares and Class B common shares purchased in the pre-initial public offering rounds of equity-raising. Class M performance-based shares generally vest based on achieving a combination of both the IRR and MOIC hurdles. Specifically, with the exception of the Class M-4 and Class M-4 Prime performance-based shares (as defined below), 25% of Class M performance-based shares vest based on the achievement of both a 15% IRR and a 2.0x MOIC (the “Vesting Floor”), and all Class M performance-based shares vest based on the achievement of both a 20% IRR and a 2.25x MOIC (the “Vesting Ceiling”). The achievement of hurdles between the Vesting Floor and the Vesting Ceiling results in vesting on an interpolated basis. If shareholder returns result in IRR being less than 15% or MOIC being less than 2.0x, then none of the Class M performance-based shares vest. Notwithstanding the above, with respect to the Class M-4 performance-based shares (other than Class M-4 Prime performance-based shares), until the Final Lock-Up End Date (as defined below), which was March 3, 2018, only the IRR hurdle applied.

From and after the initial public offering, Class M performance-based shares also may vest based on the trading price of the Class A common shares achieving the applicable IRR and MOIC hurdles on a “mark-to-market” basis (whether the trading price on defined dates relative to the purchase prices paid by the investors in the equity rounds result in the achievement of the IRR and MOIC hurdles for pre-initial public offering investors). Specifically, at the lock-up release dates corresponding to the (i) 7.5 month anniversary of the date of the initial public offering, one-third of the unvested Class M performance-based shares will be eligible for vesting and tested; (ii) 12 month anniversary of the date of the initial public offering, two-thirds of the unvested Class M performance-based shares will be eligible for vesting and tested; and (iii) 15 month anniversary of the date of the initial public offering (the “Final Lock-Up End Date”), and on a monthly basis thereafter, all of the unvested Class M performance-based shares will be eligible for vesting and tested. Class M-1 and M-2 performance-based shares have ten years from the date of grant to vest; Class M-3 performance-based shares have three years from the Final Lock-Up End Date to vest; and Class M-4 performance-based shares have four years from the Final Lock-Up End Date to vest.

When we recruited Messrs. Wheeler and Klein in the second half of 2015, recognizing the proximity of their hires to our initial public offering, we granted them Class M-4 common shares that are more heavily weighted in the performance-based tranche (now two-thirds of the Class M-4 Prime common shares rather than one-half) and have performance-based vesting conditions based on stock price targets, as opposed to IRR and MOIC hurdles (the “Class M-4 Prime” common shares). The Class M-4 Prime time-based shares vest ratably in equal installments on the first, second, third, fourth and fifth anniversaries of the grant date. One-half of the Class M-4 Prime performance-based shares vest when Class A common shares have attained a per share volume weighted average closing trading price of $50 or more during any 120-day period, or upon a sale or change in control in which Class A common shares are valued at $50 or more; and the other half vest when Class A common shares have attained a per share volume weighted average closing trading price of $70 or more during any 120-day period, or upon a sale or change in control in which Class A common shares are valued at $70 or more. Any unvested Class M-4 Prime performance-based shares that have not vested within ten years from the date of grant will be forfeited to the Company.

In September 2016, the compensation committee modified the outstanding Class M-1, M-2, and M-3 share agreements to vest all performance-based Class M-1, M-2 and M-3 shares, given that the vesting of the shares in the near future was probable in view of our IPO. The committee also amended the conversion option for these classes, which previously allowed conversion of vested shares only subsequent to an IPO. Under the modified conversion terms, with certain exceptions individuals were able to elect up to three options for all or any portion of their vested Class M shares, including conversion at a specified date prior to an IPO, on the date of an IPO, or ratably each month for six months after an IPO. The modifications affected 27 individuals, including some of our NEOs.

Based on the foregoing vesting criteria for the Class M-4 shares, 85.6% of the original Class M-4 performance-based shares had vested and 14.4% had been forfeited to the Company as of December 31, 2018 (other than any shares disposed to the Company to satisfy tax withholding requirements in connection with the vesting of Class M-4 shares).

Based on the foregoing vesting criteria for the Class M-4 Prime shares, one-half of the original Class M-4 Prime performance-based shares had vested as of December 31, 2018.

2018 Option Exercises and Stock Vested Table

The following table provides information for the NEOs on the number of Class A common shares acquired upon exercise of stock options and vesting of stock awards in 2018 and the value realized at such time.

2018 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards(5)
Name	Number of Shares Acquired on Conversion (#)	Value Realized on Conversion ($)	Number of Class A Common Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
James R. Belardi	—	—	33,901	(1)	$1,753,021
William J. Wheeler	—	—	7,719	(2)	$399,149
Grant Kvalheim	—	—	26,968	(3)	$1,394,515
Martin P. Klein	—	—	3,467	(4)	$179,279
John M. Rhodes	—	—	975	(4)	$50,417

(1)

Comprised of (1) RSUs and (2) three tranches of restricted Class A common shares granted as part of annual incentive awards: shares from the 2015 award vested, shares from the 2016 award and shares from the 2017 award, all of which vested on 1/1/18 with a market value of $51.71 per share.

(2)	Comprised of (1) RSUs and (2) restricted Class A common shares granted as part of the 2016 annual incentive awards, all of which vested on 1/1/18 with a market value of $51.71 per share.
(3)

Comprised of (1) RSUs and (2) two tranches of restricted Class A common shares granted as part of annual incentive awards: shares from the 2015 award and shares from the 2016 award, all of which vested on 1/1/18 with a market value of $51.71 per share.

(4)	Comprised of RSUs only, which vested on 1/1/18 with a market value of $51.71 per share.
(5)

Does not include vesting of Class M common shares, which remain outstanding until they are converted to Class A common shares by the executive. The number of Class M common shares acquired on vesting and the value realized on vesting of Class M common shares for each of the NEOs during 2018 is as follows: 29,333 shares and $422,369 for Mr. Kvalheim; 13,333 shares and $99,186 for Mr. Rhodes; 166,667 shares and $3,971,500 for Mr. Wheeler; and 17,333 shares and $306,956 for Mr. Klein.

2018 Potential Payments Upon Termination or Change-in-Control at Fiscal Year-End

The information below describes and quantifies certain compensation that would have become payable under existing plans and arrangements if the NEO’s employment had terminated on December 31, 2018. These benefits are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) Plan, disability benefits and accrued vacation pay. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any amounts actually paid or distributed may be different. Factors that could affect these amounts include the time during the year of any such event and the executive’s age.

Equity Awards

Class M time-based restricted shares issued under our 2014 and 2016 Share Incentive Plans will vest in full upon a sale of the Company or a change-in-control that occurs either prior to a participant’s termination of service or within six months following a participant’s termination of service without cause, by the participant for good reason or due to death or disability. Separate and apart from a sale or change-in-control, following a participant’s termination of service without cause, by the participant for good reason or due to death or disability, the Class M performance-based restricted shares that are outstanding and unvested shall remain outstanding and eligible to vest pursuant to their terms for a period of 18 months. If such performance-based restricted shares fail to vest during this 18-month period, they will be forfeited.

The equity awards, other than any Class M awards, issued to our NEOs under our 2014 and 2016 Share Incentive Plans starting in 2016, including time-based RSUs, performance-based RSUs, performance-based RSAs, time-based stock options and time-based Class A restricted shares, will vest in full upon a termination of service by the Company without cause or by the participant for good reason which occurs within 18 months following a change in control. In the case of performance-based RSUs and performance-based RSAs, the payout will be based on the target level of the award. In the event a participant’s termination of service results from the participant’s death or disability, each such equity award will vest in full. In addition, upon the retirement of a participant, performance-based RSUs and performance-based RSAs will vest on a pro rata basis in accordance with the time elapsed in the performance period.

Pursuant to Mr. Belardi’s employment agreement, in the event of involuntary termination of service other than due to non-renewal by the Company, all outstanding restricted shares that are held by Mr. Belardi that are subject to time-vesting and scheduled to vest during the one-year period following his termination shall immediately vest, and a portion of each tranche of outstanding and unvested Class M performance-based restricted shares, depending on when they were granted, shall remain outstanding and eligible to vest pursuant to their terms for a period of 18 months following the termination date. Under the terms of Mr. Belardi’s employment agreement, the value of the accelerated vesting of his restricted shares in accordance with the foregoing would equal $507,056 assuming a December 31, 2018 termination of employment.

The following table provides the cumulative intrinsic value (that is, the value based upon our share price as of December 31, 2018 which was $39.83, less the conversion price of the award, if any) of all equity awards that would vest if (i) the NEO terminated employment as a result of voluntary retirement as of December 31, 2018, (ii) the NEO terminated employment as a result of death or disability as of December 31, 2018, (iii) the NEO was terminated without cause or terminated employment for good reason as of December 31, 2018, (iv) the NEO was terminated without cause or terminated employment for good reason within 18 months following a change-in-control of the Company as of December 31, 2018, or (v) there was a sale of the Company or change-in-control as of December 31, 2018 and which, with respect to Class M time-based restricted shares only, also includes if there was a sale of the Company or a change in control within six months after the NEO was terminated without cause, the NEO terminated employment for good reason, or the NEO terminated employment as a result of death or disability as of December 31, 2018 (each, a “Qualifying Termination”).

2018 Potential Equity Benefits upon Change in Control and Termination Table(1)

Name	Retirement(2)	Death or Disability(3)	Termination by the Company Without Cause or by the NEO for Good Reason(3)	Termination by the Company Without Cause or by the NEO for Good Reason within 18 months following a Change in Control(3)	Change in Control(4)
James R. Belardi	$2,925,567	$6,408,868	$—	$6,408,868	$—
William J. Wheeler	$1,579,392	$13,173,347	$10,000,000	$13,173,347	$6,000,000
Grant Kvalheim	$894,993	$2,619,607	$821,335	$2,619,607	$657,064
Martin P. Klein	$906,279	$2,963,459	$1,040,000	$2,963,459	$624,000
John M Rhodes	$279,792	$1,036,978	$228,668	$1,036,978	$182,932

(1)

For purposes of this table only, all amounts reported in this table were calculated in accordance with the terms of applicable individual award agreements and do not take into account the potential treatment of certain equity awards under any employment agreement.

(2)

For purposes of this table only, the amounts reported in this column assume that the performance-based RSUs and performance-based RSAs vest at 100% of the target level of the award. Performance-based RSUs awarded under the 2014 Share Incentive Plan become vested by extrapolating performance as of the date of retirement through the end of the performance period by using financial information from the most recent calendar quarter preceding the date of retirement. Performance-based RSUs and performance-based RSAs awarded under the 2016 Share Incentive Plan become vested based on actual performance through the end of the performance period. Under both share incentive plans, the amount earned is prorated based on the number of days employed during the performance period.

(3)

As noted above, in the event of a Qualifying Termination, Class M performance-based restricted shares that are outstanding and unvested shall remain outstanding and eligible to vest pursuant to their terms for a period of 18 months. For purposes of this table only, the amounts reported in this column assume that 100% of the unvested Class M performance-based restricted shares that are eligible to vest do, in fact, vest over the 18 months following December 31, 2018.

(4)

The intrinsic value of Class M time-based restricted shares, which are included in the total amounts reported in this column, may result from a change-in-control that occurs either prior to an NEO’s termination of service or a change-in-control that occurs within six months following a Qualifying Termination.

Severance Benefits

Our NEOs would be eligible for benefits under the Athene USA Corporation Severance Pay Plan, which covers our U.S. full-time employees, if they are involuntarily terminated without cause, and provided they release the Company from any and all claims and, in some instances, agree to non-compete/non-solicit covenants. In general, eligible employees receive two weeks of their annual base salary for each completed year of service. The minimum benefits payable under this plan are four weeks of annual base salary; and the maximum benefits payable under this plan are 26 weeks of annual base salary. In the event that an NEO is notified by us that he is required to comply with a post-separation non-compete covenant for a period longer than the number of weeks of annual base salary to which the NEO is entitled based on his years of service, then the amount of the NEO’s severance benefit will be increased to an amount equal to annual base salary for the same number of weeks as the duration of the non-compete covenant. However, except for Mr. Belardi, in accordance with his employment agreement, in no event will an NEO receive more than two times his annual base salary received during the year immediately preceding the year of termination. In its sole discretion, the Company may determine to pay a pro-rated bonus to the involuntarily terminated executive, as approved by the compensation committee.

Our employees based in Bermuda are eligible for benefits under the Company’s Bermuda Severance Pay Plan, which are substantially similar to the benefits provided by the Athene USA Corporation Severance Pay Plan.

2018 Potential Pay Upon Termination Table

Name of Executive	Termination Scenario(1)	Athene Severance Pay
James R. Belardi	Voluntary Separation	—
	Involuntary Separation(2)	$3,133,000	(2)
	Termination For Cause	—

William J. Wheeler	Voluntary Separation	—
	Involuntary Separation	$1,250,000	(3)
	Termination For Cause	—

Grant Kvalheim	Voluntary Separation	—
	Involuntary Separation	$750,000	(3)
	Termination For Cause	—

Martin P. Klein	Voluntary Separation	—
	Involuntary Separation	$625,000	(3)
	Termination For Cause	—

John M. Rhodes	Voluntary Separation	—
	Involuntary Separation	$500,000	(3)
	Termination For Cause	—

(1)

Voluntary separation does not automatically trigger severance payments. For NEOs other than Mr. Belardi, voluntary separation triggers a severance payment only if the Company decides to enforce any non-compete provision, in which case the NEO would be entitled to an amount of severance benefits up to the amount set forth in the table above for the involuntary separation scenario. Involuntary separation provides for severance to coincide with a 12-month non-compete clause. Severance is not payable where an employee is terminated for cause.

(2)

The total amount reported here represents the Company’s portion of the severance payable to Mr. Belardi in the event of a termination of employment by the Company without cause, by the Company by reason of non-renewal, by Mr. Belardi for good reason, or due to Mr. Belardi’s death or disability, each of which is defined as an involuntary termination under Mr. Belardi’s employment agreement. In each of these scenarios, Mr. Belardi is entitled to receive severance payments in an amount equal to the sum of his then-annual base salary and a pro rata bonus for the year of termination based, in part, on the bonus and annual salary paid to him in the year preceding his termination. In the event of an involuntary termination other than due to death or disability, Mr. Belardi is entitled to receive an additional severance payment equal to his then-annual base salary multiplied by a bonus percentage, calculated based on the bonus paid to him in the year preceding his termination and divided by his annual base salary in the year preceding his termination. The amount reported here includes such additional severance payment, which would only be payable in the event of an involuntary termination other than due to death or disability. Mr. Belardi is also eligible to receive certain post-termination benefits under his employment agreement with AAM.

(3)	Severance does not include any pro-rata bonus payable at the discretion of the Company.

CEO Pay Ratio

We believe our CEO to median employee pay ratio is a reasonable estimate calculated in accordance with Item 402(u) of Regulation S-K and applicable SEC guidance. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

We identified a new median employee for 2018 in light of changes to the Company’s employee population as a result of the work force increasing over 10% and the divestiture of our German operations. We identified the median employee by examining the total cash compensation for all employees, excluding our CEO, for the nine-month period from January 1, 2018 to September 30, 2018, who were employed by us as of October 1, 2018. We included all employees, whether employed on a full-time, part-time, or seasonal basis. In the U.S., we classified employees versus consultants based on the methodology we use for payroll purposes, which is itself based on IRS guidance. For non-US employees we classified them based on whether we are the employer of record. Employees on leave of absence were included in the employee headcount. In identifying the median employee, we used total cash compensation, consisting of base salary plus target level bonus or variable sales-related compensation, as the consistently applied compensation measure. We believe the use of total cash compensation as the consistently applied compensation measure is reasonable because cash compensation represents the principal form of compensation that we use as we do not widely distribute annual equity awards to employees.

We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, except that for any employee as of October 1, 2018 who was employed by us for only a portion of the period from January 1, 2018 to September 30, 2018 we adjusted their compensation as if he/she was employed for the entire period. We applied a U.S. dollar exchange rate as of October 1, 2018 to any compensation paid in non-U.S. currency.

In accordance with Item 402(u) of Regulation S-K, after identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our NEOs as set forth in the 2018 Summary Compensation Table.

Annual total compensation from the 2018 Summary Compensation Table uses a different measurement of compensation than what we used to identify the median employee. Among other things, the 2018 Summary Compensation Table includes in compensation the value of equity awards, including stock awards and option awards.

For 2018,

•	The median of the annual total compensation of all employees of the Company (other than Mr. Belardi) was $82,137.

•	Mr. Belardi’s annual total compensation, as reported in the Total column of the 2018 Summary Compensation Table, was $4,275,309.

•	Based on this information, the ratio of the annual total compensation of Mr. Belardi to the median of the annual total compensation of all employees is estimated to be 52 to 1.

Director Compensation

None of Mr. Belardi or any Apollo director, other than Dr. Puffer, who is not an employee of Apollo, but acts as a consultant to Apollo and its affiliates, receive any additional compensation for serving as directors. Each of our other directors received annual compensation of $240,000, of which $105,000 was paid in cash and $135,000 was paid in restricted Class A common shares that vest after a one-year period. No fees are paid specifically for attending board or committee meetings. In light of the workload and broad responsibilities of their positions, the lead director received an additional $35,000 in annual compensation, payable 50% in cash and 50% in restricted Class A common shares that vest after a one-year period; the audit committee chair received an additional $30,000 in annual cash compensation; the compensation committee chair and risk committee chair each received an additional $20,000 in annual cash compensation; and the nominating and corporate governance committee chair received an additional $15,000 in annual cash compensation. Audit committee members (other than the chair) received an additional $15,000 in annual cash compensation, and all other committee members (other than the chairs) received an additional $10,000 in annual cash compensation for service on a board committee. A member of a committee who is also the chair of that committee receives only the committee chair fee.

In addition, Ms. Taitz and Mr. Ruisi both served as a director on the boards of several of our subsidiaries, for which they each received separate compensation. Mr. Borden also served as a director of ALRe, for which he received separate compensation.

Furthermore, Mr. Beilinson, Mr. Wrubel, Mr. Leach and Mr. McCall also served on special committees, for which they each received separate compensation. Messrs. Beilinson and Wrubel served on two special committees and Messrs. Leach and McCall served on one special committee. The board of directors forms special committees from time to time to evaluate and provide recommendations to the board on potential significant transactions, including transactions involving Apollo that are outside the ordinary responsibilities of the Conflicts Committee. Due to the extensive demands on special committee members as a result of the conflicts involved and the complexity of the underlying transactions, the board has approved certain fixed fees to compensate special committee members for their additional service to the Company.

The table below indicates the elements and total value of cash compensation and of equity awards granted to each eligible director for services performed in 2018.

2018 Director Compensation Table

Name	Fees Earned or Paid in Cash(1)		Share Awards(2)	All Other Compensation (3)	Total	Total Excluding Special Committee Fees
Marc Beilinson	$258,372	(4)	$135,038	$—	$393,410	$293,410
Robert Borden	$137,747		$135,038	$5,000	$277,785	$277,785
Mitra Hormozi	$7,704		—	$—	$7,704	$7,704
Brian Leach	$179,997	(5)	$135,038	$—	$315,035	$265,035
H. Carl McCall	$174,997	(5)	$135,038	$—	$310,035	$260,035
Manfred Puffer	$124,997		$135,038	$—	$260,035	$260,035
Lawrence J. Ruisi	$144,997		$135,038	$25,000	$305,035	$305,035
Hope Taitz	$135,150		$152,547	$30,000	$317,697	$317,697
Arthur Wrubel	$229,247	(4)	$135,038	$—	$364,285	$264,285
Fehmi Zeko	$87,498		$112,541	$—	$200,039	$200,039

(1)

This column reflects the retainer and fees earned in 2018 for service on the board of directors and committees. Mr. Zeko joined our board of directors in March 2018 and Ms. Hormozi joined our board of directors in December 2018, and accordingly, their fees were prorated to reflect their respective periods of service on our board of directors in 2018.

(2)

This column includes the grant date fair value of the restricted Class A common shares granted to eligible directors in 2018, which has been calculated by multiplying the number of restricted common shares by the closing share price on the date of grant. As of December 31, 2018, the number of outstanding unvested equity awards held by each director is as follows: 13,728; 13,691; 13,144; 13,154; 13,722; 13,787; 14,235; 13,154 and 2,142 for Messrs. Beilinson, Borden, Leach, McCall, Puffer, Ruisi, Taitz, Wrubel and Zeko, respectively.

(3)	This column reflects fees earned in 2018 for serving as a director of a subsidiary/subsidiaries of the Company.
(4)	Includes $100,000 received for serving on two special board committees.
(5)	Includes $50,000 received for serving on a special board committee.

Director Stock Ownership Guidelines

We require all non-employee directors of the Company who are eligible to receive compensation for their service as a director of the Company to own Class A common shares with a value equal to three times the annual cash retainer amount for non-employee directors (excluding any retainer amount paid for service on a board committee or service as lead director). Covered directors will have five years from the initial adoption of the stock ownership guidelines to satisfy our share ownership requirement. Any new covered directors will have five years from joining the board to satisfy our share ownership requirement. As of the Record Date, each non-employee director complies with the stock ownership requirements or is projected to be in compliance with the stock ownership requirements after the applicable five-year period.

Share Incentive Plan Information

The table below shows information regarding awards outstanding and shares of common stock available for issuance as of December 31, 2018 under the Company’s share incentive plans:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Share Incentive Plans(3)
Share Incentive Plans Approved by Security Holders	1,027,931	$49.62	5,989,876
Share Incentive Plans Not Approved by Security Holders(4)	9,979,254	$19.37	—

Total	11,007,185	$21.20	5,989,876

(1)

Consists of Class A shares underlying options, time-based RSUs, performance-based RSUs and Class M common shares. Class M common shares, once vested, are convertible into Class A shares subject to payment of the conversion price. Performance-based RSUs are included at their target value. Class M common shares are included based on the assumption that 100% of such shares vest and are converted into Class A shares on a one-for-one basis.

(2)

Includes options, Class M common shares and the RSUs issued in conjunction with the Class M-4 common shares. Does not include other time-based RSUs or performance-based RSUs, as they do not have exercise prices.

(3)	Includes shares remaining available for issuance under the 2017 Employee Stock Purchase Plan and the 2016 Share Incentive Plan.
(4)	Includes securities pursuant to our 2009, 2012, and 2014 Share Incentive Plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of certain relationships and transactions that have existed or that we have entered into with our directors, executive officers, or shareholders who are known to us to beneficially own more than five percent of our voting Class A common shares and Class B common shares and their immediate family members as well as certain other transactions.

Relationships and Related Party Transactions with Apollo or its Affiliates

We have a strategic relationship with Apollo. Apollo’s indirect subsidiary, AAM, serves as our investment manager. In addition to being our co-founder, Apollo assists us in identifying and capitalizing on acquisition opportunities that have been critical to our ability to significantly grow our business. Members of the Apollo Group are significant owners of our common shares and control 45% of the aggregate voting power of our equity securities, which may be subject to certain adjustments, as described in “IMPORTANT VOTING INFORMATION” above. James R. Belardi, our Chief Executive Officer and a member of our board of directors, is the Chief Executive Officer, Chief Investment Officer and a director of AAM, and is an employee of AAM. He receives remuneration from acting as Chief Executive Officer of AAM and owns a profits interest in AAM. Three of our other directors, Messrs. Lohr, Michelini, and Rowan, also serve as directors of AAM. Additionally, employees of Apollo and its affiliates serve on our board of directors. We expect our strategic relationship with Apollo to continue for the foreseeable future.

During 2018, Mr. Belardi owned a 5% profits interest in AAM (the “Interest”). Reflecting the increasing importance of sourcing differentiated assets to drive performance in today’s low-yield, low-spread environment, we expect that, subject to certain approvals, the Interest will be reset at 4% of profits plus an amount equal to 4.5% of the sub-advised revenues earned by Apollo (other than AAM). Under these arrangements, Mr. Belardi will retain the Interest only during employment; and if Mr. Belardi remains employed with AAM through December 31, 2023, then following his employment termination, he will be eligible to receive a one-time payment equal to a multiple of the annual amount historically earned through the Interest.

A description of certain relationships we have with Apollo and its affiliates and transactions that have existed or that we have entered into with Apollo and its affiliates are described below.

The following table summarizes the amounts we have incurred, directly and indirectly, from Apollo and its affiliates for the year ended December 31, 2018 (dollars in millions):

	Year ended December 31, 2018
	Amounts Incurred	% of Average Invested Assets
IMAs—U.S. and Bermuda	$290.1	0.31%
Apollo Master Sub-Advisory Agreement(1)	55.8	0.06%
Apollo Fund Investments(2)	75.3	0.08%
AmeriHome	11.1	0.01%
Shared Services Agreement	7.1	0.01%
Commercial Mortgage Loan Servicing Agreement	0.2	0.00%
Out-of-Pocket Expenses	5.4	0.01%

Total amounts paid to Apollo	$445.0	0.48%

Average invested assets	$93,177

(1)	Excludes $2.3 million of sub-advisory fees paid to AAM for the benefit of third-party sub-advisors.
(2)	Includes total management, carried interest (including unrealized but accrued carried interest fees) and other fees, including those we hold as equity method investments.

Investment Management Relationships

Substantially all of our invested assets are managed by AAM pursuant to our investment management agreements (“IMAs”) with AAM. AAM provides a full array of asset and portfolio management services to us. AAM has built a team of more than 100 investment and operations professionals, senior members of which have deep sector experience in the asset management industry and have overseen our investment portfolio since our founding. As a subsidiary of Apollo, AAM is fully integrated into the Apollo investment platform and provides the Company with access to Apollo’s investment expertise and fully-built infrastructure without the burden of incurring the development and maintenance costs of building an in-house investment asset manager with the capabilities of Apollo/AAM.

As of December 31, 2018, AAM’s investment professionals directly invested approximately 82% of the accounts owned by us or in accounts supporting reinsurance ceded to our subsidiaries by third-party issuers (the “Accounts”) in a number of asset classes, including investment grade corporate credit and RMBS. For the remainder of the invested assets in the Accounts, which is comprised of assets which often require additional sourcing and underwriting capabilities, AAM has chosen to mandate sub-advisors rather than building out in-house capabilities. In this regard, AAM is able to leverage its relationship with Apollo in a sub-advisory capacity, pursuant to which AAM has mandated Apollo to invest in asset classes in which Apollo has investment expertise and sourcing capabilities, such as high yield credit, commercial mortgage loans, CLOs, CMBS and certain ABS. All sub-advised assets are ultimately overseen by AAM to ensure they are appropriate for our business and consistent with our investment strategy. Having extensive knowledge of our corporate structure and business targets, AAM often creates or sources unique investment opportunities, such as our investments in MidCap FinCo Limited (“MidCap”) and AmeriHome, described under “—MidCap” and “—AmeriHome” below.

We have historically relied on AAM to efficiently reinvest large blocks of invested assets we have acquired. AAM’s investment professionals have developed an intimate knowledge of our liability profile, which is long-dated and predominantly surrender charge protected. This knowledge serves as the foundation of our asset management strategy by enabling us to take advantage of our generally illiquid liability profile and identify asset opportunities with an emphasis on earning incremental yield by taking liquidity risk and complexity risk, rather than assuming solely credit risk. Through AAM and Apollo, we are able to source, value and invest in these high-quality assets to drive and target greater investment returns. Additionally, AAM has grown as we have grown. In response to our rapid asset growth and other significant changes in our requirements, such as our strategy of pursuing ongoing retail product sales, AAM has added resources to directly manage our assets and has significantly increased the number and capabilities of its staff to service our growing investment portfolio.

As discussed in greater detail below, for services related to our investment assets for the year ended December 31, 2018, AAM earned an investment management fee of 0.40% per annum on all assets in the Accounts (subject to certain discounts and exceptions) up to $65,846 million (which amount represents the AUM managed by AAM on our behalf as of December 31, 2016) and 0.30% per annum on all asset in the Accounts (subject to certain discounts and exceptions) in excess of $65,846 million pursuant to the Sixth Amended and Restated Fee Agreement, effective June 1, 2018, between the Company and AAM (the “Fee Agreement”). Prior to January 1, 2017, AAM earned an investment management fee of 0.40% per annum on all assets in the Accounts (subject to certain discounts and exceptions). Affiliates of Apollo other than AAM earn additional fees for sub-advisory services rendered with respect to certain invested assets within the Accounts.

Although the investment management fee that AAM charges us is generally 0.40% per annum on all assets in the Accounts up to $65,846 million and 0.30% per annum on all assets in the Accounts in excess of $65,846 million, in order to support continued profitable growth for the Company, AAM discounts certain fees due by the Company. For the total dollar amount of all liabilities sourced through our organic distribution channels during 2016 in excess of $5.1 billion (subject to certain exceptions, “Excess Liabilities”), which otherwise would be subject to a fee of 0.40% per annum, AAM agreed to discount fees as follows:

•

During 2016, a discount of 0.40% per annum multiplied by such Excess Liabilities. The 2016 discount relating to such Excess Liabilities was intended to reasonably approximate a full discount of the AAM fee on the assets relating to such Excess Liabilities during the remainder of the 2016 calendar year.

•

For 2017, a discount of 0.20% per annum multiplied by such Excess Liabilities, resulting in a reasonable approximation of a 0.20% fee on the assets relating to such Excess Liabilities during the 2017 calendar year.

•

For 2018 and thereafter, a discount of 0.075% per annum, resulting in a reasonable approximation of a 0.325% fee on the assets relating to such Excess Liabilities during the 2018 calendar year and thereafter.

Excess Liabilities are determined based on our actuarial projections at the time that such Excess Liabilities are written and will amortize on a quarterly basis according to our projections for purposes of determining the discount. For the year ended December 31, 2016, our organic channels provided deposits of $8.8 billion.

Affiliates of Apollo also earn additional fees paid by funds or other collective investment vehicles in which we are invested for management and other services provided by such affiliates of Apollo to such funds and investment vehicles. We believe that our relationships with AAM, Apollo and other Apollo affiliates have contributed to and will continue to contribute to our strong financial performance. For the year ended December 31, 2018, we generated net investment income of $4.0 billion. Net of the aforementioned fees, we achieved a consolidated net investment earned rate of 4.54% for the year ended December 31, 2018.

As further described in Proposal 9, AAM and AHL have agreed to enter into a new investment management fee structure. Subject to shareholder approval of Proposal 9, this new investment management fee structure will be retroactive to January 1, 2019 and will continue until otherwise amended.

IMAs—U.S. and Bermuda

As of December 31, 2018, AAM managed approximately $107.1 billion of assets in the Accounts. These assets are invested primarily in a diversified portfolio of fixed maturity and other securities. Approximately $88.4 billion of these assets, the majority of which are investment grade fixed income assets, are in accounts directly invested by AAM, while the remainder of our investment assets are primarily managed by AAM and Apollo through a sub-advisory arrangement between AAM and Apollo. As compensation for the enhanced and bespoke investment management services that AAM provides to us, under investment management agreements between AAM and us, for the year ended December 31, 2018 AAM received a gross fee of 0.40% per annum on all assets in the Accounts up to $65,846 million and 0.30% per annum on all assets in the Accounts in excess of $65,846 million, with certain limited exceptions. The gross fee is paid in part by the Accounts and in part by AHL pursuant to the Fee Agreement to the extent that any Account’s direct rate is less than the total fee amount.

Termination of Investment Management or Advisory Agreements with AAM

The investment management or advisory agreements between us and AAM have no stated term and may be terminated by either AAM, or AHL or the relevant subsidiary, as applicable, upon notice at any time. However, our Bye-laws provide that we may not, and will cause our subsidiaries not to, terminate any IMA or advisory agreement among us or any of our subsidiaries, on the one hand, and AAM, on the other hand, before any annual anniversary of October 31 (each such date, an “IMA Termination Election Date”) and any termination on an IMA Termination Election Date requires (i) the approval of two-thirds of our Independent Directors (as defined below) and (ii) written notice to AAM of such termination at least 30 days’ prior to an IMA Termination Election Date. If our Independent Directors make any such election to terminate and notice of such termination is delivered, the termination will be effective on the second anniversary of the applicable IMA Termination Election Date (the “IMA Termination Effective Date”). Notwithstanding the foregoing, the IMA Termination Amendment provides that, (A) except as set forth in (B) below, our Independent Directors may only elect to terminate an IMA or advisory agreement on an IMA Termination Election Date if two-thirds of our Independent Directors determine, in their sole discretion and acting in good faith, that either (i) there has been unsatisfactory long-term performance materially detrimental to us by AAM, or (ii) the fees being charged by AAM are unfair and excessive compared to a comparable asset manager (provided, that in either case such Independent Directors must deliver notice of any such determination to AAM, and AAM will have until the applicable IMA Termination Effective Date to address such concerns, and provided, further, that in the case of a determination that the fees being charged by AAM are unfair and excessive, AAM also has the right to lower its fees to match the fees of a comparable asset manager) and (B) upon the determination by two-thirds of our Independent Directors, we or our subsidiaries may also terminate an IMA or advisory agreement with AAM as a result of either (i) a material violation of law relating to AAM’s advisory business, or (ii) AAM’s gross negligence, willful misconduct or reckless disregard of AAM’s obligations under the relevant agreement, and in either case the delivery of at least 30 days’ prior written notice to AAM of such termination and such termination will be effective at the end of such 30-day period (the events described in the foregoing clauses (A) and (B) are referred to in more detail in our Bye-laws as “AHL Cause”). The IMA Termination Amendment provides that, for purposes of the IMA termination provisions of the Bye-laws (as amended pursuant to such proposed amendment), an “Independent Director” cannot be (x) an officer or employee of ours or any of our subsidiaries or (y) an officer or employee of (1) any member of the Apollo Group described in clauses (i) through (iv) of the definition of “Apollo Group” as set forth in our Bye-laws or (2) AGM or any of its subsidiaries (excluding any subsidiary that constitutes any portfolio company (or investment) of (A) an investment fund or other investment vehicle whose general partner, managing member or similar governing person is owned, directly or indirectly, by AGM or by one or more of its subsidiaries or (B) a managed account agreement (or similar arrangement) whereby AGM or one or more of its subsidiaries serves as general partner, managing member or in a similar governing position).

In addition, the boards of directors of AHL’s subsidiaries may terminate an investment management or advisory agreement with AAM with regards to the applicable subsidiary if such subsidiary’s board of directors determines that such termination is required in the exercise of its fiduciary duties. AAM may terminate such agreements at any time, which may adversely affect our investment results. See Item 1A. Risk Factors—Risks Relating to Our Investment Manager in our Annual Report on Form 10-K for the year ended December 31, 2018.

Apollo Master Sub-Advisory Agreement (“MSAA”) and Apollo Fund Investments

AAM and certain affiliates of Apollo entered into MSAAs for the benefit of our insurance subsidiaries whereby such Apollo affiliates sub-advise AAM with respect to a portion of the invested assets held in the Accounts. Sub-advisory mandates with Apollo generally relate to certain asset classes for which Apollo managers have investment expertise and for which AAM has determined that it is more appropriate to sub-advise rather than build out in-house capabilities to invest in these assets. Sub-advisory fees relating to the MSAA and any other sub-advisory arrangement are recharged by AAM to the Accounts and are in addition to the gross fee of 0.40% per annum paid to AAM under the IMAs. Currently, the MSAA, as amended, covers services rendered by Apollo-affiliated sub-advisors relating to the following asset classes, among others: bank loans, high yield debt, commercial mortgage loans, emerging market debt, convertible securities, mortgage- and asset-backed securities (including CLOs), oil and gas royalties and insurance-linked securities.

Under the MSAA, for the year ended December 31, 2018, Apollo earned 0.40% per annum on all assets in the Accounts explicitly sub-advised by Apollo up to $10 billion, 0.35% per annum on all assets in such accounts explicitly sub-advised by Apollo in excess of $10 billion up to $12.7 billion (the level of sub-advised assets in the Accounts at December 31, 2016), 0.40% per annum on all assets in such accounts explicitly sub-advised by Apollo in excess of $12.7 billion up to $16 billion and 0.35% per annum on all assets in such accounts explicitly sub-advised by Apollo in excess of $16 billion. This sub-advisory fee structure was adopted during 2017. Through December 31, 2016, Apollo earned 0.40% per annum on all assets sub-advised by Apollo up to $10 billion and 0.35% per annum on all assets sub-advised by Apollo in excess of $10 billion.

In certain instances, Apollo earns an incentive fee in its capacity as a sub-advisor of our invested assets. As of December 31, 2018, Apollo affiliates directly sub-advised AAM with respect to approximately $18.7 billion, constituting approximately 18% of the Accounts.

In addition to invested assets sub-advised by Apollo, from time to time, AAM also invests our assets in investment funds or other collective investment vehicles whose general partner, managing member, investment manager or collateral manager is owned, directly or indirectly, by Apollo or by one or more of Apollo’s subsidiaries (“Apollo fund investments”), and which comprised 79% of our alternative investment portfolio as of December 31, 2018. AAM’s alternative investment strategy is inherently opportunistic and subject to concentration limits on specific risks. We opportunistically allocate 5-10% of the assets in the Accounts to alternative investments. Individual alternative investments are selected based on the investment’s risk-reward profile, incremental effect on diversification and potential for attractive returns due to sector and/or market dislocations. There is a preference for alternative investments that have some or all of the following characteristics, among others: (1) investments that constitute a direct investment or an investment in a fund with a high degree of co-investment; (2) investments with credit- or debt-like characteristics (for example, a stipulated maturity and par value), or alternatively, investments with reduced volatility when compared to pure equity; or (3) investments that have less downside risk. As of December 31, 2018, 3.2% of our assets in the Accounts were invested in Apollo fund investments. Fees related to such invested assets varied from 0% per annum to 2.00% per annum with respect to management fees and 0% to 20% of profits for carried interest, subject in many cases to preferred return hurdles.

As of December 31, 2018, our Apollo sub-advised investments and Apollo fund investments consisted of the following (dollars in millions):

	December 31, 2018
	Amount	% of Total
Apollo sub-advised investments
AFS securities
Foreign governments	$153	0.7%
Corporate	3,398	15.5%
CLO	5,703	25.9%
ABS	663	3.0%
CMBS	880	4.0%
Trading securities
ABS	87	0.4%
Equity securities	2	0.0%
Mortgage loans	3,507	16.0%
Investment funds	157	0.7%
Funds withheld at interest	4,126	18.7%
Other investments	70	0.3%

Subtotal	$18,746	85.2%

Apollo fund investments
Credit funds	$320	1.5%
CLO equities, affiliated	114	0.5%
Mortgage and real assets	777	3.5%
Hedge funds	98	0.4%
Natural resources	104	0.5%
Private equity—AAA
Private equity—Public	101	0.5%
Private equity—MidCap	552	2.5%
Private equity—Other	521	2.4%
A-A Mortgage	568	2.6%
Other private equity	84	0.4%

Subtotal	$3,239	14.8%

Total	$21,985	100.0%

As of December 31, 2018, 17.5% of our total investments, including related parties and consolidated VIEs, are comprised of securities, including investment funds, in which Apollo, or an Apollo affiliate, has significant influence or control over the issuer of a security or the sponsor of the investment fund. The following table summarizes our cash flow activity related to these investments for the period presented below (dollars in millions):

Year ended December 31, 2018
Sales, maturities, and repayments	$935
Purchases	(2,795)

For additional information regarding these investments, refer to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018.

Certain members of our board of directors may directly receive carried interest or may receive a portion of the carried interest that Apollo receives from fund investments in which the Company is invested. Certain directors may invest in fund investments in which we have invested. Additionally, Mr. Belardi and Mr. Kvalheim also have interests in certain of these fund investments. Certain officers from time to time may invest in Apollo funds or co-investments.

As further described in Proposal 9, AAM and AHL have agreed to enter into a new investment management fee structure. Subject to shareholder approval of Proposal 9, this new investment management fee structure will be retroactive to January 1, 2019 and will continue until otherwise amended.

Third Party Sub-Advisory Agreements

In the limited instances in which AAM desires to invest in asset classes for which neither AAM nor Apollo possesses the investment expertise or sourcing abilities required to manage the assets, or in instances in which AAM makes the determination that it is more effective or efficient to do so, AAM mandates third-party sub-advisors to invest in such asset classes, and we reimburse AAM for fees paid to such sub-advisors. For the year ended December 31, 2018, we reimbursed $2.3 million of sub-advisory fees to AAM for the benefit of third party sub-advisors.

Reinsurance of Voya Financial, Inc. and Investment in VA Capital Company LLC and Debt Financing to Venerable Holdings, Inc.

In December 2017 a consortium of investors, led by affiliates of Apollo, and certain other investors including the Company, agreed to purchase Voya Insurance and Annuity Company (“VIAC”), including its closed block variable annuity segment, and create a newly formed standalone entity, Venerable Holdings, Inc. (“Venerable”), to be the holding company of VIAC. On June 1, 2018, we entered into reinsurance agreements with VIAC and ReliaStar Life Insurance Company (“RLI”), pursuant to which we reinsured a block of fixed and fixed indexed annuity liabilities from VIAC and RLI (the “FA Business Reinsurance Agreements”). The aggregate reserves of VIAC and RLI that are subject to the FA Business Reinsurance Agreements as of June 1, 2018 were approximately $19 billion. As consideration for the transactions contemplated by the FA Business Reinsurance Agreements, we paid to VIAC and RLI an aggregate ceding commission of approximately $396 million. VIAC was acquired by Venerable on June 1, 2018. Also on June 1, 2018, we made a $75 million minority equity investment in VA Capital Company LLC (“VA Capital”), the parent of Venerable, and we provided $150 million in debt financing to Venerable.

Certain of our directors and executive officers are co-investors with us in our minority equity investment in VA Capital and the term loan to Venerable made in connection with the Voya reinsurance transactions. Subsequent to the approval of the transaction, certain of our directors and executive officers were offered the opportunity to co-invest with us in debt issued by Venerable and equity issued by VA Capital. Specifically, Messrs. Belardi, Wheeler and Michelini each purchased a portion of the investment in equity in which we had invested through co-invest vehicles and a portion of the debt in which we had invested, in each case, directly from us. Mr. Belardi purchased $1,000,000 of equity and $1,000,000 of debt, Mr. Wheeler purchased $1,000,000 of equity and $1,000,000 of debt and Mr. Michelini purchased $250,000 of equity and $250,000 of debt. In each case, these directors and executive officers purchased the securities on the same terms and conditions, including price, as we did. We did not receive any separate fee or consideration from such transactions. Messrs. Wheeler and Michelini also serve on the board of directors of VA Capital.

Athora Holding Ltd. (formerly known as AGER Bermuda Holding Ltd.)

On April 14, 2017, in connection with a private offering, Athora Holding Ltd. (“Athora”) entered into subscription agreements with us, certain affiliates of AGM and a number of other third-party investors pursuant to which Athora secured commitments from such parties to purchase new common shares in Athora (the “Athora Offering”), subject to required regulatory approval and certain other customary closing conditions.

On November 28, 2017, the Athora board of directors approved resolutions authorizing the closing of the Athora Offering (the “Closing”) to occur on January 1, 2018 and approving a capital call from all of the Athora investors, excluding us. In connection with the Closing and the issuance of shares in respect of the capital call, each of which occurred on January 1, 2018, our equity interest in the Athora Group was exchanged for 9,000,000 common shares of Athora equity securities. As a result, our interest in Athora was reduced below 50% of the economic and voting interests in the Athora Group, such that we now hold the Athora Group as an investment rather than as consolidated subsidiaries. Prior to the Closing and issuance of shares in respect of the capital call, Athora was our wholly-owned subsidiary. Immediately after the Closing and issuance of shares in respect of the capital call, we held 10% of the aggregate voting power of and less than 50% of the economic interest in Athora’s equity securities.

In connection with the Closing, we entered into a Cooperation Agreement (the “Cooperation Agreement”), dated January 1, 2018, between us and Athora. Pursuant to the Cooperation Agreement, among other things, (i) we will have the right to reinsure approximately 20% of the spread business written or reinsured by any insurance or reinsurance company owned or acquired by Athora, (ii) Athora’s insurance subsidiaries will be required to purchase certain funding agreements and/or other spread instruments issued by our insurance subsidiaries, (iii) we will provide the Athora Group with a right of first refusal to pursue acquisition and reinsurance transactions in Europe (other than the United Kingdom) and (iv) the Athora Group will provide us with a right of first refusal to pursue acquisition and reinsurance transactions in North America and the United Kingdom. As of December 31, 2018, we had outstanding funding agreements in the aggregate principal amount of $166 million that had been issued to Athora prior to the Closing. We also have commitments to make additional equity investments in Athora of $307 million as of December 31, 2018.

During the fourth quarter of 2018, we entered into a coinsurance agreement with Athora Lebensversicherung AG (“ALV”), a subsidiary of Athora, to reinsure endowment contracts and annuities. We then retroceded these endowment contracts and annuities through a modco agreement to Athora Life Re Ltd. (“ARE”). We will earn a commission of 0.2% of reserves on the retrocession to ARE. In connection with this reinsurance transaction, we entered into an asset management agreement, between ALRe and Apollo Asset Management Europe LLP (“AAME”), pursuant to which AAME will manage certain ALRe assets that are backing the block ceded to us by ALV. AAME will earn a management fee of 0.175% per annum on such assets other than sovereign debt and cash or cash equivalents and 0.10% per annum on such assets constituting sovereign debt or cash or cash equivalents.

Two of our executive officers, William J. Wheeler and Martin P. Klein, as well as two of our directors, Marc Rowan and Gernot Lohr, currently serve on the board of Athora. One of our executive officers, Mr. Wheeler, and certain of our directors are investors in Athora.

MidCap

We hold a significant investment in MidCap through AAA Investments (Co-Invest VII), L.P. (“CoInvest VII”), a consolidated investment fund managed by an affiliate of Apollo. In addition, one of our directors, Hope Taitz, currently serves on the board of MidCap. When we originally invested in MidCap Financial Holdings, LLC (“MidCap Financial”) in November 2013, MidCap Financial was a specialty finance company which primarily originated lending opportunities in the healthcare sector. With the assistance of Apollo, MidCap Financial entered new lending markets, raised substantial equity capital and restructured as MidCap in January 2015. MidCap represents a unique investment in an origination platform made available to us through our relationship with Apollo and, from time to time, provides us with access to assets for our investment portfolio. As of December 31, 2018, CoInvest VII owned 27% of the outstanding economic interests of MidCap valued at $552 million.

Additionally, we have made loans directly to MidCap Financial to which subsidiaries of MidCap succeeded as borrower. In connection with the acquisition of MidCap Financial by CoInvest VII in 2013, we entered into a subordinated debt facility with MidCap Financial with a principal amount of $245 million and a maturity date of July 2018. In connection with the restructuring of MidCap Financial into MidCap in January 2015, subsidiaries of MidCap Holdings succeeded as borrower under the subordinated debt facility, and the maturity date of the facility was extended to January 2022. In January 2016, the subordinated debt facility was amended and restated in connection with new loans made by third-party lenders. The loans under the amended and restated facility mature in January 2026 and earn interest at a rate of 9.0% per annum. For the year ended December 31, 2018, we earned income of $23 million in connection with the subordinated debt financing. The principal balance under the financing was $245 million as of December 31, 2018.

Additionally, we purchased $142 million in ABS and CLO securities issued by MidCap affiliates during the year ended December 31, 2018. From time to time, we have entered into participation arrangements with MidCap Holdings with respect to loans we purchase that were originated or otherwise sourced by MidCap Holdings. In January 2016, we purchased a pool of loans that were sourced by MidCap and contemporaneously sold subordinated participation interests in the loans to a subsidiary of MidCap receiving aggregate consideration of $24 million. As of December 31, 2018, no subordinated participation interest was due to MidCap under the subordinated participation agreement. In addition, from time to time, MidCap may originate or source loans that we purchase directly. As is customary practice for loan originators, MidCap may retain a percentage of the origination fees on the loans we purchase that are paid by the borrowers and may also act as agent for the lenders under the related loan agreements.

AmeriHome

We hold a significant investment in AmeriHome, a mortgage lender and mortgage servicer, through our investment in A-A Mortgage, an investment fund managed by AAM. AmeriHome originates assets that we may acquire that are consistent with our investment strategy. See Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Consolidated Investment Portfolio in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Through December 31, 2018, we made equity investments of $349 million in A-A Mortgage. We have approximately 73% of the economic interests in A-A Mortgage, A-A Mortgage owns 100% of the equity interests in Aris Holdco (not including profits interests in Aris Holdco held by AmeriHome management), and Aris Holdco owns 100% of the equity interests in AmeriHome. In addition, two of our executive officers, James R. Belardi (also a director) and Martin P. Klein, as well as one of our other directors, Marc Rowan, currently serve on the board of Aris Holdco. In connection with our equity investment in A-A Mortgage, we agreed that Aris Holdco will pay AAM a management fee equal to 1.5% of Aris Holdco’s consolidated equity, in addition to the 10% carried interest that AAM receives subject to an 8% hurdle. This management fee is paid in respect of certain management and oversight services provided by AAM to A-A Mortgage and its subsidiaries. In connection with transaction advice that may be rendered by Apollo Global Securities, LLC (“AGS”) relating to certain strategic transactions that may be entered into by Aris

Holdco and/or its subsidiaries, Aris Holdco has agreed, subject to certain limitations, to pay AGS transaction fees equal to 1% of the aggregate consideration in such transactions for which AGS provides advice. In addition, certain other investors in A-A Mortgage, including an Apollo-affiliated fund, as a condition to their commitments to invest in A-A Mortgage, required that the amounts paid by Aris Holdco to AAM in respect of the management fee and amounts paid to AGS in respect of transaction fees would be rebated to such investors.

Gross management fees incurred by Aris Holdco for services rendered by AAM for the year ended December 31, 2018, totaling $2.7 million, were rebated to other investors in A-A Mortgage. AAM also recognized approximately $8.1 million in unrealized incentive income for the year ended December 31, 2018.

In 2015, we entered into loan purchase and servicing agreements with AmeriHome. The agreements allow us to purchase certain RMLs which AmeriHome has originated or purchased from correspondent sellers and pooled for sale in the secondary market. AmeriHome retains the servicing rights to the sold loans and generally charges a fee of 25 basis points on the loans serviced. For the year ended December 31, 2018, we purchased $722 million of RMLs under this agreement. Additionally, we purchased ABS securities issued by AmeriHome affiliates in the amount of $122 million during the year ended December 31, 2018.

Previously, we had loans due from A-A Mortgage affiliates, of which the largest aggregate amount of principal outstanding during 2018 was $162 million. The loans were repaid in 2018 and we received $5.7 million in interest in connection with the loans. We also have commitments to make additional equity investments in A-A Mortgage of $125 million as of December 31, 2018.

Strategic Partnership

On October 24, 2018, we entered into an agreement pursuant to which we may invest up to $2.5 billion over three years in funds managed by Apollo entities (the “Strategic Partnership”). This arrangement is intended to permit us to invest across the Apollo alternatives platform into credit-oriented, strategic and other alternative investments in a manner and size that is consistent with our existing investment strategy. Fees for such investments payable by us to Apollo are designed to be more favorable to us than market rates, and consistent with our existing alternative investments, investments made under the Strategic Partnership require approval of AAM and remain subject to our existing governance processes, including approval by our conflicts committee, where applicable. During the fourth quarter of 2018, we invested $16 million under the Strategic Partnership.

Shared Service Agreements

We have entered into shared services agreements with AAM. Under these agreements, we and AAM make available to each other certain personnel and services. Expenses for such services are based on the amount of time spent on the affairs of the other party in addition to actual expenses incurred and cost reimbursements. These shared services agreements can be terminated for any reason upon thirty days’ notice. The shared services agreements can also be terminated immediately with respect to a specific party in the event of the insolvency by another party to the agreements, among other things.

Registration Rights Agreement

On April 4, 2014, we entered into the Registration Rights Agreement (as amended by amendments No. 1 and No. 2 thereto, dated October 6, 2015 and November 22, 2016, respectively) with our shareholders, including each shareholder that beneficially owns more than five percent of a voting class of our common shares. The Registration Rights Agreement, subject to the restrictions and limitations contained therein, sets forth the conditions under which our shareholders may demand or otherwise require us to register shares held by them and the conditions under which we may require certain shareholders to register shares held by them, in each case such registration to be effected pursuant to the Securities Act. Pursuant to the Registration Rights Agreement: (1) following our initial public offering and subject to certain holding restrictions, certain holders of five percent or greater of our common shares may request and thereby require us to use our reasonable best efforts to effect registration under the Securities Act; and (2) upon registration by us of any of our authorized but unissued Class A common shares or upon registration by us of any Other Shares (as defined in the Registration Rights Agreement), in each case, other than registration on Form S-4 or Form S-8, holders of Registrable Shares (as defined in the Registration Rights Agreement) may require us to include in such registration some or all of their Registrable Shares on the same terms and conditions as the securities otherwise being sold in such registration, subject to certain limitations and holding restrictions.

Investment Portfolio Trades with Affiliates

From time to time, AAM and/or Apollo execute cross trades which involve the purchase or sale of assets in a transaction between us, on the one hand, and a third party or an Apollo affiliated entity, in either case, to which Apollo or its affiliate acts in an investment advisor, general partner, managing member, collateral manager or other advisory or management capacity, on the other hand. In addition, from time to time, we may purchase or sell securities from or to related parties, other than through a cross trade transaction. We believe that these transactions are undertaken at market rates, and are executed based on third-party valuations where possible. For the year ended December 31, 2018, the aggregate value of such transactions where we acquired investments from related parties amounted to $96 million. For the year ended December 31, 2018, we sold $14 million of investments to related parties.

Commercial Mortgage Loan Servicing Agreements

We have entered into commercial mortgage loan servicing agreements with AAM. Pursuant to these agreements, we have engaged AAM to (1) assist with the origination of and provide servicing of, commercial loans owned by us or in which we participate, secured by mortgages, deeds of trust or documents of similar effect encumbering certain real property and commercial improvements thereon and (2) provide for management and sale of real estate owned properties.

Advisory Services Agreement

On August 23, 2016, we entered into an advisory services agreement (the “Advisory Services Agreement”) with Apollo Management Holdings, L.P. (“AMHLP”). Pursuant to the Advisory Services Agreement, AMHLP or certain other affiliates of Apollo may provide certain non-exclusive management, consulting, financial and other advisory services to us and our subsidiaries. Such services, which differ from those covered by AAM and its affiliates under our IMAs and sub-advisory agreements, involve advice and recommendations related to future acquisitions, capital market activities and strategic priorities (including growth). Apollo and its affiliates do not charge us or our subsidiaries for their services and may determine not to provide any services. Apollo and its affiliates have the right to request a fee for any service they provide; however, such a request is subject to prior approval by us or the applicable subsidiary. We are responsible for all reasonable third-party out-of-pocket expenses incurred by Apollo or its affiliates related to the services they offer and provide such entities indemnification against any loss or liability arising out of the Advisory Services Agreement. The Advisory Services Agreement is effective until December 31, 2025. Prior to entering into the Advisory Services Agreement, we reimbursed Apollo or its affiliates for certain out-of-pocket expenses they incurred in connection with rendering services to us. For the year ended December 31, 2018, we paid or reimbursed Apollo or its affiliates for approximately $5.4 million in out-of-pocket expenses pursuant to the Advisory Services Agreement.

Rackspace Global Services Agreement

In September 2018, we entered into a Global Services Agreement with Rackspace US, Inc. (“Rackspace”), an Apollo portfolio company, pursuant to which Rackspace provides us with certain information technology services. The term of the agreement is three years and we expect to pay Rackspace approximately $576,000 per year under the agreement. We did not pay Rackspace any amounts for the year ended December 31, 2018.

Other Related Party Transactions and Relationships

We have entered into side letters with certain of our shareholders and have granted them certain rights pursuant to the respective side letters.

We entered into a side letter with AAA (the “AAA Side Letter”) in connection with our 2014 private placement. Pursuant to the AAA Side Letter, for so long as AAA holds any of our equity securities directly or indirectly, it shall have the right to have one representative present at all meetings of our board of directors (and committees thereof); provided that such representative shall not be entitled to vote at such meetings.

Other than as stated or summarized above, since the beginning of our fiscal year ended December 31, 2018, no director, executive officer or shareholder who is known to us to beneficially own more than five percent of our Class A common shares and Class B common shares, or any member of the immediate family of such director, executive officer or shareholder, had or will have a direct or indirect material interest in a transaction or series of transactions in which we are, or one of our subsidiaries is, a party and the amount involved exceeds $120,000.

Related Party Transaction Policy

We have established a related party transaction policy which provides procedures for the review of transactions in excess of $120,000 in any year between us and any covered person having a direct or indirect material interest with certain exceptions. Covered persons include any director, executive officer, director nominee, shareholders known to us to beneficially own 5% or more of our Class A common shares and Class B common shares or any immediate family members of the foregoing. Any such related party transactions shall require advance approval by a majority of our independent directors or by our conflicts committee to the extent that such transactions constitute Apollo Conflicts (as described below) or related party transactions incidental or ancillary thereto. To the extent that the related party transaction is other than either an Apollo Conflict or a related party transaction that is incidental or ancillary thereto, our audit committee charter provides that the audit committee has the authority to review and approve all such transactions.

Because the Apollo Group has a significant voting interest in AHL, and because AHL and its subsidiaries have entered into, and will continue in the future to enter into, transactions with Apollo and its affiliates, our Bye-laws require us to maintain a conflicts committee designated by our board of directors, consisting of directors who are not officers, general partners, directors, managers or employees of any member of the Apollo Group. The conflicts committee consists of Messrs. Beilinson and Borden and Ms. Taitz. The conflicts committee reviews and approves material transactions by and between AHL and its subsidiaries, on the one hand, and the Apollo Group, on the other hand, including any modification or waiver of the IMAs with AAM, subject to certain exceptions.

An “Apollo Conflict” is:

•	the entering into or material amendment of any material agreement by and between us and any member of the Apollo Group; or

•

the imposition of any new fee on or increase in the rate of fees charged to us or any of our subsidiaries by a member of the Apollo Group, or the provision for any additional expense reimbursement to or offset by a member of the Apollo Group to be borne by us or any of our subsidiaries, directly or indirectly, pursuant to any material agreement by and between us and any member of the Apollo Group (except to the extent that any such material agreement sets forth the actual amount or formula for calculating the amount of any new fee or increase in the rate at which such fee is charged and such material agreement has been approved or is exempt from approval under the conflicts committee charter).

We require that any new (or amendments to any existing) transactions by and between us and any member of the Apollo Group be, prior to the time such transaction is entered into:

•

fair and reasonable, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable to us or any of our subsidiaries);

•	entered into on an arms-length basis;

•	approved by a majority of our disinterested directors;

•	approved by the holders of a majority of our issued and outstanding Class A common shares;

•	approved by the conflicts committee; or

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approved by a committee consisting solely of two or more disinterested directors duly appointed by our board of directors to review such transaction instead of the conflicts committee, and provided that any such approval of a transaction by such committee complies with the Bye-Laws.

In connection with any matter submitted to the conflicts committee, materials are prepared by management summarizing the applicable conflict and recommending the proposed transaction. The conflicts committee reviews market comparison data (to the extent available) relating to the reasonableness of any proposed fees to be paid.

For operational and administrative ease, certain transactions that fall within the definition of an Apollo Conflict but do not pose a material risk to us need not be approved by the conflicts committee. As described below, these exceptions include specific thresholds under which we may engage Apollo or its affiliates in an investment management or advisory (or sub-management or sub-advisory) capacity without prior conflicts committee review or approval. The following transactions, among others, are expressly excluded from the definition of Apollo Conflict and do not require the consent or review of the conflicts committee:

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(i) transactions, rights or agreements specifically contemplated by existing agreements between AHL and Athora, (ii) entering into new IMAs or MSAAs with members of the Apollo Group on terms similar to and not more economically favorable in the aggregate to the Apollo Group than those currently in effect (provided, that payment of additional total fees and/or expenses at the same or no greater fee and/or expense reimbursement rate shall not be deemed to be more economically favorable to the Apollo Group), (iii) amendments to the agreements described in (i) and (ii) above for the purpose of adding a subsidiary of AHL thereto, or (iv) any reinsurance transaction between Athora or any of its subsidiaries and AHL or any of its subsidiaries;

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any (i) transfer of equity securities of AHL to or by any member of the Apollo Group, (ii) acquisition by any member of the Apollo Group of any newly issued equity securities that are offered to the public in a public offering, to substantially all of the holders of AHL’s common stock on a substantially pro-rata basis or at a price which is equal to or greater than the then-prevailing market price, (iii) issuance of securities to any employee or director of AHL or AAM (including allocating blocks of incentive securities to AAM for allocation by AAM to its employees and directors) pursuant to any stock incentive plan or similar equity based compensation plan approved by our board of directors;

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the provision of any insurance related products by or to AHL or any of its subsidiaries to or by the Apollo Group; provided that the provision of such products is an ordinary course transaction entered into on an arms-length basis on terms no less favorable to AHL or its subsidiaries than could be contemporaneously obtained from or provided to an unaffiliated party;

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any transactions, rights or agreements between AHL or any of its subsidiaries and any portfolio company of the Apollo Group that pertain to the ordinary course business of such portfolio company; provided, that any such transactions, rights or agreements (taken as a whole) are no less favorable to AHL or the applicable subsidiary than could be obtained from or provided to an unaffiliated party;

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an investment by AHL or any subsidiary thereof in an Apollo-sponsored vehicle; provided, that an officer of a member of the Apollo Group provides a written certificate to our board of directors that such investment provides AHL or its subsidiary, as applicable, with the same or better terms or a most favored nations clause (in all cases, taken as a whole with respect to such Apollo-sponsored vehicle and without consideration of any Designated Terms (as defined below)) as those applicable to other investors (excluding Designated Investors (as defined below)) in the same Apollo-sponsored vehicle who invested an amount in such vehicle equal to or less than that invested by AHL and its subsidiaries; and provided, further, that such investment represents no more than 25% of the outstanding or expected equity interests of such Apollo-sponsored vehicle (based on prior record related to the strategy), Designed Investor and Designated Terms shall have the meanings set forth for such terms or other similar terms in any customary side letter entered into by the applicable Apollo Group advisor or manager, Apollo-sponsored vehicle or other Apollo Group entity, on the one hand, and investors, other than AHL or a subsidiary thereof, who have invested in the same Apollo-sponsored vehicle, or entered into an investment management, sub-advisory or similar agreement with the Apollo Group for the same asset class, on the other hand;

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a transaction that has been approved by a majority of our disinterested directors, provided that the disinterested directors are notified that such transaction would otherwise constitute an Apollo Conflict prior to such approval;

•	any modification, supplement, amendment or restatement of our Bye-laws that has been approved in accordance with our Bye-laws and applicable Bermuda law;

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material amendments to contracts or transactions previously approved by the conflicts committee or a majority of our disinterested directors, or which are not required to be approved by either, so long as, in each case, such amendments either (i) are not materially adverse to AHL or any of its subsidiaries, or (ii) would not cause the relevant contract or transaction to require approval by the conflicts committee or a majority of our disinterested directors under our Bye-laws after giving effect to the relevant amendment;

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the entry into any IMA with the Apollo Group or amending an MSAA currently in effect (or entering into a new MSAA), so long as (i) such agreement is on terms in the aggregate (including expense reimbursement and indemnities) no less favorable to AHL than customary market terms (excluding the fees charged under the IMA); and (ii) either (a) the rates on assets under management (“AUM”) under such agreement (including any carried interest or similar profit allocation, but, for the avoidance of doubt, excluding the fees charged under the IMA) do not exceed 50 basis points per annum for non-alternative assets; (b) the rates on AUM under such agreement (including any carried interest or similar profit allocation, but, for the avoidance of doubt, excluding the fees charged under the IMA) do not exceed 100 basis points per annum for alternative assets; or (c) an officer of a member of the Apollo Group provides a written certification to our board of directors that such agreement provides AHL or its subsidiary, as applicable, with the same or better terms or a most favored nations clause (in all cases, taken as a whole with respect to such agreement and without consideration of any Designated Terms) with respect to other investors (excluding Designated Investors) who have entered into an investment management agreement or sub-advisory or similar agreement with the Apollo Group for the same asset class and whose AUM with respect to such agreement and asset class are all equal or less than those subject to the agreement between AHL and the Apollo Group with respect to such asset class. In addition, investments in an Apollo-sponsored vehicle are not deemed Apollo Conflicts so long as such Apollo-sponsored vehicle charges fees in line with those discussed in (a) and (b) above;

•

allocations of costs or expenses between AHL or any of its subsidiaries and the Apollo Group not in excess of five basis points per annum, calculated on the total investible assets of AHL and its subsidiaries including accounts supporting reinsurance agreements for which AHL or a subsidiary thereof acts as reinsurer as of the effective date of such allocation (provided that any such allocation of costs or expenses may not be used to pay investment management fees);

•

one or more investments by AHL or any subsidiary thereof in an Apollo-sponsored vehicle, including any upsize, renewal or extension of an existing investment, up to and including $250 million per investment (or series of related investments), provided that (i) any such investment is on terms, including with respect to fees, which a member of the Apollo Group certifies that it believes are in the aggregate no less favorable to AHL or a subsidiary thereof than terms a similarly situated but unaffiliated person would receive in an arm’s length transaction, (ii) the (a) management fees earned by the Apollo Group shall not exceed 2% of assets or commitment, as applicable, and (b) carried interest or performance fees earned by the Apollo Group for any such investment shall not exceed 20% of the profits, and (iii) any special fees or other fees earned by any member of the Apollo Group in connection with any such investment shall offset management fees (to the extent of management fees) or if such fees do not offset management fees, they shall be arm’s length or approved by the Apollo-sponsored vehicle’s limited partner advisory board; and

•	any other class of transactions, rights, fees or agreements determined by approval of the conflicts committee to not be an Apollo Conflict nor require approval of the conflicts committee.

Each strategy that is managed, advised or sub-advised for AHL or any of its subsidiaries by AAM or another member of the Apollo Group through a managed account and was previously subject to conflicts committee approval (other than the existing IMA or new IMAs previously approved) may be re-examined by the conflicts committee if such strategy underwent a material change in the amount of AUM in the immediately preceding 12 months.

Our conflicts committee or applicable disinterested directors have previously approved the existing transactions described above under “—Relationships and Related Party Transactions with Apollo or its Affiliates” that are required to be approved by the terms of our conflicts committee charter.

PROPOSAL 1:

ELECTION OF DIRECTORS OF THE COMPANY

At the Annual General Meeting, seven directors are to be elected to hold office. Five Class I directors, Messrs. Belardi, Michelini, Leach, Lohr and Rowan, were recommended for nomination by our nominating and corporate governance committee and nominated for election by our board of directors and in accordance with the Company’s Bye-laws. If reelected, the Class I directors will hold office until the 2022 annual general meeting. Two directors, Mr. Kleinman and Ms. Hormozi, also recommended for nomination by our nominating and corporate governance committee, were appointed to the board of directors subject to being nominated and elected by the shareholders at the Annual General Meeting. If elected, Mr. Kleinman will be a Class II director and his term will expire at our annual general meeting to be held in 2020 and Ms. Hormozi will be a Class III director whose term will expire at our annual general meeting to be held in 2021. All of the nominees have consented to serve if elected, but if any becomes unavailable to serve, the persons named as proxies in the accompanying proxy card may exercise their discretion to vote for a substitute nominee.

The name, principal occupation and other biographical information concerning each nominee is set forth in the section above entitled “MANAGEMENT.”

The board of directors recommends that Shareholders vote FOR the proposal to elect all of the nominees named above.

PROPOSAL 2:

AUTHORIZATION OF THE ELECTION OF DIRECTORS OF ATHENE LIFE RE LTD. AT THE 2019

ANNUAL GENERAL MEETING OF ATHENE LIFE RE LTD.

Pursuant to the Bye-laws of the Company, with respect to any matter required to be submitted to a vote of the shareholders of any non-U.S. subsidiary, which includes Athene Life Re Ltd., we are required to submit a proposal relating to such matters to the Company’s Shareholders and vote all the shares of Athene Life Re Ltd. in accordance with and proportional to such vote of the Company’s Shareholders. Accordingly, the Company’s Shareholders are being asked to consider the following proposal.

The Company wishes to nominate and elect Messrs. Belardi, Borden, Gillis, Lohr and Wheeler and Ms. Taitz to be directors of Athene Life Re Ltd. to serve until the 2020 annual general meeting of the Company or such other period of time as permitted by Athene Life Re Ltd.’s constituent documents.

The name, principal occupation and other biographical information concerning each nominee is set forth in the section above entitled “MANAGEMENT.”

The board of directors recommends that Shareholders vote FOR the proposal to authorize the Company to elect the nominees named above.

PROPOSAL 3:

AUTHORIZATION OF THE ELECTION OF DIRECTORS OF ATHENE BERMUDA EMPLOYEE

COMPANY LTD. AT THE 2019 ANNUAL GENERAL MEETING OF ATHENE BERMUDA

EMPLOYEE COMPANY LTD.

Pursuant to the Bye-laws of the Company, with respect to any matter required to be submitted to a vote of the shareholders of any non-U.S. subsidiary, which includes Athene Bermuda Employee Company Ltd., we are required to submit a proposal relating to such matters to the Company’s Shareholders and vote all the shares of Athene Bermuda Employee Company Ltd. in accordance with and proportional to such vote of the Company’s Shareholders. Accordingly, the Company’s Shareholders are being asked to consider the following proposal.

The Company wishes to nominate and elect Messrs. Gillis and Wheeler and Mrs. Scotland Courcy to be directors of Athene Bermuda Employee Company Ltd. to serve until the 2020 annual general meeting of the Company or such other period of time as permitted by Athene Bermuda Employee Company Ltd.’s constituent documents.

Nominees

Natasha Scotland Courcy has over 15 years of experience as a corporate attorney, including 11 years in the reinsurance industry, and is SVP General Counsel of ALRe. Mrs. Scotland Courcy has been with our Company since 2012 and works with our business units to manage our reinsurance transactions including acquisitions, strategic transactions, reinsurance arrangements and alternative structures. Mrs. Scotland Courcy also supervises ALRe’s corporate policy program, governance policies and procedures, and provides reports to our board of directors periodically. Prior to joining our Company, Mrs. Scotland Courcy held legal counsel positions at other international companies where, amongst other things, she managed complex internal reorganization projects, merger and acquisition transactions, cat-bond transactions, and assisted in managing the legal operational requirements for global subsidiaries.

The name, principal occupation and other biographical information concerning each other nominee is set forth in the section above entitled “MANAGEMENT.”

The board of directors recommends that Shareholders vote FOR the proposal to authorize the Company to elect the nominees named above.

PROPOSAL 4:

AUTHORIZATION OF THE ELECTION OF DIRECTORS OF ATHENE IP HOLDING LTD. AT THE

2019 ANNUAL GENERAL MEETING OF ATHENE IP HOLDING LTD.

Pursuant to the Bye-laws of the Company, with respect to any matter required to be submitted to a vote of the shareholders of any non-U.S. subsidiary, which includes Athene IP Holding Ltd., we are required to submit a proposal relating to such matters to the Company’s Shareholders and vote all the shares of Athene IP Holding Ltd. in accordance with and proportional to such vote of the Company’s Shareholders. Accordingly, the Company’s Shareholders are being asked to consider the following proposal.

The Company wishes to nominate and elect Messrs. Gillis and Wheeler and Mrs. Scotland Courcy to be directors of Athene IP Holding Ltd. to serve until the 2020 annual general meeting of the Company or such other period of time as permitted by Athene IP Holding Ltd.’s constituent documents.

The name, principal occupation and other biographical information concerning Mrs. Scotland Courcy is set forth in Proposal 3 hereto. The name, principal occupation and other biographical information concerning each other nominee is set forth in the section above entitled “MANAGEMENT.”

The board of directors recommends that Shareholders vote FOR the proposal to authorize the Company to elect the nominees named above.

PROPOSAL 5:

AUTHORIZATION OF THE ELECTION OF DIRECTORS OF ATHENE IP DEVELOPMENT LTD.

AT THE 2019 ANNUAL GENERAL MEETING OF ATHENE IP DEVELOPMENT LTD.

Pursuant to the Bye-laws of the Company, with respect to any matter required to be submitted to a vote of the shareholders of any non-U.S. subsidiary, which includes Athene IP Development Ltd., we are required to submit a proposal relating to such matters to the Company’s Shareholders and vote all the shares of Athene IP Development Ltd. in accordance with and proportional to such vote of the Company’s Shareholders. Accordingly, the Company’s Shareholders are being asked to consider the following proposal.

The Company wishes to nominate and elect Mr. Wheeler and Mrs. Scotland Courcy to be directors of Athene IP Development Ltd. to serve until the 2020 annual general meeting of the Company or such other period of time as permitted by Athene IP Development Ltd.’s constituent documents.

The name, principal occupation and other biographical information concerning Mrs. Scotland Courcy is set forth in Proposal 3 hereto. The name, principal occupation and other biographical information concerning Mr. Wheeler is set forth in the section above entitled “MANAGEMENT.”

The board of directors recommends that Shareholders vote FOR the proposal to authorize the Company to elect the nominees named above.

PROPOSAL 6:

APPOINTMENT OF INDEPENDENT AUDITOR

The board of directors proposes that the shareholders appoint PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm of the Company (the “Independent Auditor”) until the close of the Company’s annual general meeting in 2020. PwC has been the Independent Auditor since December 8, 2015, the effective date of the change in the Company’s Independent Auditor from PricewaterhouseCoopers Ltd. to PwC, as approved by the audit committee.

A representative from PwC will be present at the Annual General Meeting and will have the opportunity to make a statement if he or she desires to do so and respond to appropriate questions from shareholders.

The board of directors recommends a vote FOR the proposal appointing PwC as the Company’s Independent Auditor to serve until the close of the Company’s next annual general meeting in 2020.

PROPOSAL 7:

REMUNERATION OF INDEPENDENT AUDITOR

Subject to the approval of this proposal, the audit committee will determine the remuneration of PwC as the Company’s Independent Auditor for the year ending December 31, 2019. In accordance with the Bermuda Companies Act 1981, as amended, the board of directors is submitting its referral to the audit committee of the determination of the remuneration of the Independent Auditor to the shareholders for approval.

The board of directors recommends that Shareholders vote FOR the proposal to refer the remuneration of PwC to the audit committee of the board of directors of the Company.

PROPOSAL 8:

SAY ON PAY VOTE

As required by Section 14A of the Exchange Act, the below resolution gives shareholders the opportunity to cast an advisory vote on the compensation of our NEOs, as disclosed in this Proxy Statement. Consistent with our shareholders’ preference, we intend to submit an advisory vote on the compensation of our NEOs on an annual basis.

Accordingly, we are asking our Shareholders to vote on the following resolution:

RESOLVED, that the Shareholders approve the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

As this is an advisory vote, the result will not be binding, although our compensation committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and in connection with its compensation determinations.

It is expected that the next advisory vote on the compensation of our NEOs will occur at our 2020 annual general meeting.

The board of directors recommends that Shareholders vote FOR the resolution.

PROPOSAL 9:

APPROVAL OF TWELFTH AMENDED AND RESTATED BYE-LAWS OF THE COMPANY

The Board has unanimously approved, and is recommending that the Shareholders vote FOR the proposal to approve, the Twelfth Amended and Restated Bye-laws of the Company (the “Twelfth Amended and Restated Bye-laws”), in substitution for and to the exclusion of all existing Bye-laws of the Company. The text of the Bye-laws of the Company, as it is proposed to be amended and restated, is attached to this proxy statement as Annex A. If approved by the Shareholders, the Twelfth Amended and Restated Bye-laws will be effective immediately.

A summary of the material amendments to the Company’s existing Bye-laws that will be represented in the Twelfth Amended and Restated Bye-laws is set forth below. All references below to specific Bye-laws are with respect to the Twelfth Amended and Restated Bye-laws. All capitalized terms used below and not otherwise defined herein have the meanings ascribed to them under the Company’s existing Bye-laws.

IMA Termination Provisions

Subject to the approval by the Company’s shareholders at the Annual General Meeting of certain amendments to the Company’s Bye-laws contained in this proposal, the Company and Apollo have agreed to amend certain fee arrangements they have in place relating to investment management fees and sub-advisory fees that we pay to Apollo (the “Proposed Amended Fee Agreement”). The revised investment management arrangements contain the following key enhancements:

•	Lower base fee rate

Currently, we pay base investment management fees (the “Base Fee”) of 40 basis points on invested assets up to $66 billion, and 30 basis points on invested assets above $66 billion, subject to certain rebate agreements. Under the new arrangements, we would pay a Base Fee of 22.5 basis points per year on all of our invested assets up to the level as of January 1, 2019, and 15 basis points on all future invested assets above that level. This base fee covers a range of investment services that we receive from Apollo, including investment management, asset allocation, mergers and acquisition asset diligence and certain operational support services such as investment compliance, tax, legal and risk management support, among others.

•	Revision of sub-advisory fees and elimination of “one-size-fits all” approach to create greater alignment between asset differentiation and fees

Currently, certain assets in our portfolio are subject to only the Base Fee, while other assets in our portfolio are subject to the Base Fee and an additional sub-advisory fee of 35 or 40 basis points. Under the revised investment management arrangements, subject to certain limited exceptions, all assets in our portfolio will be subject to the Base Fee and a sub-allocation fee. Sub-allocation fees will be determined by a four-tiered rate structure as follows:

(i)

0.065% of the market value of “core assets,” which include public investment grade corporate bonds, municipal securities, agency residential and commercial mortgage backed securities (“Agency RMBS/CMBS”), and obligations of agencies or government sponsored entities that are not expressly backed by the U.S. government;

(ii)

0.13% of the market value of “core plus assets,” which include private investment grade corporate bonds, fixed rate first lien commercial mortgage loans (“CML”), and certain obligations issued or assumed by financial institutions (such institutions, “Financial Issuers”) and determined by Apollo to be “Tier 2 Capital” under Basel III, a set of recommendations for international banking regulations developed by the Bank for International Settlements;

(iii)

0.375% of the market value of “yield assets,” which include non-agency residential mortgage backed securities, investment grade collateralized loan obligations (“CLO”), commercial mortgage backed securities and other asset-backed securities (other than Agency RMBS/CMBS), emerging market investments, below investment grade corporate bonds, certain subordinated debt obligations, hybrid securities and surplus notes issued or assumed by Financial Issuers, rated preferred equity, residential mortgage loans, bank loans, investment grade infrastructure debt, and floating rate CMLs on slightly transitional or stabilized traditional real estate;

(iv)

0.70% of the market value of “high alpha assets,” which include subordinated CMLs, below investment grade CLOs, unrated preferred equity, debt obligations originated by MidCap, CMLs for redevelopment or construction loans or secured by non-traditional real estate, below investment grade infrastructure debt, certain loans originated directly by Apollo (other than MidCap loans) and made to borrowers by Apollo clients, and agency mortgage derivatives; and

(v)	0.00% of the market value of cash, treasuries, equities and alternatives.

In the case of assets acquired after January 1, 2019, the sub-allocation fees are subject to a cap of 10% of the applicable asset’s gross book yield.

The Proposed Amended Fee Agreement is intended to provide for further alignment of interests between us and Apollo and facilitate our continued profitable growth. Assuming constant portfolio allocations, the near-term impact of the Proposed Amended Fee Agreement is anticipated to be immaterial. If invested asset allocations are more heavily weighted to assets with lower alpha-generating abilities than our current investment portfolio, our fees under the Proposed Amended Fee Agreement would be expected to decline relative to the existing fee agreement. Conversely, if a greater proportion of our investment portfolio is allocated to differentiated assets with higher alpha-generating abilities, our net investment earned rates would be expected to increase, and so would our fees relative to the existing fee agreement.

The amendments to the investment management fees and sub-advisory fees referred to herein are subject to the approval by our shareholders at the Annual General Meeting of certain amendments to our Bye-laws relating to the term and termination of the investment management agreements between us and Apollo. Upon such shareholder approval and the execution of the Proposed Amended Fee Agreement, the amendments to the investment management fees and sub-advisory fees referred to herein will be effective retroactive to January 1, 2019.

To incentivize Apollo to make long-term investments that enhance its ability to continue to provide us with differentiated asset management, we have proposed the changes to the IMA termination provisions in the existing Bye-laws set forth in the Twelfth Amended and Restated Bye-laws. Specifically, the Twelfth Amended and Restated Bye-laws, if adopted as our Bye-laws, will (1) provide for the IMA and each New IMA to have initial terms of four years, beginning on the date on which the Twelfth Amended and Restated Bye-laws are adopted as our Bye-laws (the “Adoption Date”), that extend automatically for successive two-year periods unless otherwise terminated (with any such termination being effective no earlier than two years after the end of the then existing term), and (2) reflect conforming amendments, including by amending the IMA Termination Election Date to be the fourth anniversary of the Adoption Date and each two-year anniversary of the Adoption Date. The Twelfth Amended and Restated Bye-laws, if adopted as our Bye-laws, will continue to permit us to terminate the IMA, or any New IMA, for cause.

Designated Chairperson at Board Meetings

The Twelfth Amended and Restated Bye-laws provide that the members of the Board present at a Board meeting may appoint a chairperson to preside over such Board meeting other than the Chairman of the Board.

Management Voting Power Cutback

Currently, the Bye-laws limit the aggregate voting power of Class A common shares held by our employees and employees of AAM and Apollo to 3% of our total voting power. Pursuant to the Twelfth Amended and Restated Bye-laws, the 3% voting power limit would continue to apply to Class A common shares held by employees of AAM and Apollo, but would no longer apply to Class A common shares held by our employees.

Voting of Subsidiary Shares

The Bye-laws currently provide that, subject to certain exceptions, if the Company, in its capacity as a shareholder of any subsidiary of the Company, has the right to vote at a general meeting or special meeting of such subsidiary (whether in person or by its attorney-in-fact or proxy, or by written resolution in lieu of a general meeting or special meeting), and the subject matter of the vote is (a) the appointment, removal or remuneration of directors of a non-U.S. subsidiary of the Company or (b) any other subject matter with respect to a non-U.S. subsidiary that legally requires the approval of the shareholders of such non-U.S. subsidiary, the Board of the Company shall refer the subject matter of the vote to the shareholders of the Company and seek authority from the shareholders of the Company entitled to vote for the Board for the Company’s corporate representative or proxy to vote with respect to the resolution proposed by such subsidiary (the “Voting Push-up Requirement”). Pursuant to the Twelfth Amended and Restated Bye-laws, it has been clarified that the Voting Push-up Requirement only applies to non-U.S. subsidiaries that are not considered “United States persons” as such term is defined in section 957(c) of the Code.

The Board recommends that Shareholders vote FOR the proposal to adopt the Twelfth Amended and Restated Bye-laws.

PROPOSAL 10:

APPROVAL OF ATHENE HOLDING LTD. 2019 SHARE INCENTIVE PLAN

At the Annual General Meeting, our shareholders will be asked to approve the Athene Holding Ltd. 2019 Share Incentive Plan (the “2019 Plan”). The 2019 Plan was approved by our board of directors on February 12,

2019, subject to shareholder approval. As described further below, the maximum number of Class A common shares reserved for issuance under the 2019 Plan will be 4,250,000 (reduced by the number of shares granted under the Athene Holding Ltd. 2016 Share Incentive Plan (the “2016 Plan”) between February 12, 2019 and the date the shareholders approve the 2019 Plan), subject to adjustment in connection with certain capitalization events in accordance with the 2019 Plan.

As of the Record Date on April 5, 2019, there were a total of 187,134,060 Class A and Class B common shares outstanding (161,700,595 outstanding Class A common shares and 25,433,465 outstanding Class B common shares). Each Class A common share or Class B common share entitles the holder of record thereof to vote at the Annual General Meeting, subject to certain adjustments and limitations as described in this proxy statement. In addition, awards for 11,825,215 Class A shares were outstanding under the 2016 Plan, the Athene Holding Ltd. 2014 Share Incentive Plan, the Amended and Restated Athene Holding Ltd. 2012 Share Incentive Plan and the Amended and Restated Athene Holding Ltd. 2009 Share Incentive Plan (collectively, the “Prior Plans”). These awards were comprised of 1,463,162 stock options (weighted average exercise price of $43.05; weighted average remaining term of 8.50 years), and 10,362,053 full-value awards (including time-based RSUs and RSAs, Class M common shares, and performance-based awards measured assuming maximum vesting levels). There were approximately 1,304,708 Class A common shares that remained available for future issuances under the 2016 Plan, which will cease to be available for future grants upon shareholder approval of the 2019 Plan. If the 2019 Plan is approved by shareholders, we will continue to be able to make awards of long-term incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented management team that will contribute to our success.

The purpose of the 2019 Plan is to further the growth and success of the Company and its subsidiaries and to provide a means of rewarding outstanding performance by eligible individuals through nonqualified stock options, incentive stock options (within the meaning of Section 422 of the Code), rights to purchase shares (“Share Awards”), restricted share awards, restricted share unit awards, performance awards and other awards settleable in, or based upon, the Class A common shares (“Other Share-Based Awards”).

2019 Plan Highlights

Some of the key features of the 2019 Plan are as follows:

•	The 2019 Plan will be administered by the compensation committee of our board of directors.

•	Stock options may not be repriced without shareholder approval.

•	Dividend equivalent rights with respect to stock options are prohibited.

•

Subject to adjustment in connection with certain capitalization events in accordance with the 2019 Plan, the aggregate number of Class A common shares with respect to which awards may be granted will not exceed 4,250,000 (reduced by the number of shares granted under the 2016 Plan between February 12, 2019 and the date the shareholders approve the 2019 Plan).

•

Awards may be granted under the 2019 Plan only to persons who are employees, directors, consultants, agents and independent contractors, and persons expected to become employees, directors, consultants, agents and independent contractors, of the Company, any of its subsidiaries or AAM.

•

The purchase price for stock options granted under the 2019 Plan will not be less than the fair market value (as defined in the 2019 Plan) of a Class A common share on the date of grant, with the exception of stock options granted as substitute awards in connection with certain corporate transactions.

•	Awards granted under the 2019 Plan may be subject to the Company’s clawback policy, if any, as in effect from time to time.

Description of the 2019 Plan

The following description is qualified in its entirety by reference to the plan document, a copy of which is attached to this proxy statement as Annex B and incorporated by reference.

Administration

The 2019 Plan will be administered by the compensation committee of our board of directors. References to committee in this Proposal refer to the compensation committee.

Subject to the express provisions of the 2019 Plan, the committee will have the authority to grant awards under the 2019 Plan and determine all the terms and conditions of each award, including accelerating, waiving or deeming to be satisfied any or all of the vesting conditions, the restriction period or performance measures applicable to an award. The committee will also have the authority to prescribe, amend and rescind rules and regulations relating to the 2019 Plan and make all other determinations the committee may deem necessary or advisable for the administration of the 2019 Plan.

The committee may delegate some or all of its power and authority under the 2019 Plan to our board of directors or a subcommittee thereof or, subject to applicable law, to the Chief Executive Officer or such other executive officer of the Company as the committee deems appropriate; provided, however, that the committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in the 2019 Plan of a person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such person.

Available Shares

Subject to the provisions of the 2019 Plan relating to adjustments upon changes in capital structure and other corporate transactions, 4,250,000 Class A common shares will be initially available for all awards, reduced by the number of shares granted under the 2016 Plan between February 12, 2019 and the date the shareholders approve the 2019 Plan. The number of shares that remain available for future awards under the 2019 Plan will be reduced by the total number of shares that become subject to outstanding awards. To the extent that shares subject to an outstanding award granted under the 2019 Plan or a Prior Plan terminate, are canceled or forfeited or expire without being exercised or are settled in cash, then, except to the extent prohibited by law or applicable listing or regulatory requirements, such shares will again be available for grants under the 2019 Plan, other than for grants of incentive stock options.

On the Record Date, the closing sale price per a Class A common share reported on the NYSE was $42.87.

Eligible Participants

Awards may be granted under the 2019 Plan only to persons who are, or are expected to become, employees, directors, consultants, agents and independent contractors of the Company, any of its subsidiaries or AAM as selected by the committee (or its delegate). Awards may also be granted under the plan directly to AAM with the requirement that AAM allocate such awards to its employees, directors, consultants, agents and independent contractors. The grant date fair value of shares that may be awarded or granted during any fiscal year of the Company to any non-employee director shall not exceed $500,000.

As of the Record Date, approximately 1,413 employees and 10 non-employee directors of the Company, its subsidiaries and AAM would be eligible to participate in the 2019 Plan.

Change in Control

In the event of a “change in control” (as described below), our board of directors may, in its discretion:

•	determine that an award will be assumed or substituted with a substantially equivalent award by an acquiring or succeeding entity (or an affiliate thereof);

•	accelerate, in full or in part, the vesting and/or exercisability of an outstanding stock option or stock appreciation right;

•

determine that (i) the restriction period applicable to some or all outstanding awards lapse in full or in part, (ii) the performance period applicable to some or all outstanding awards lapse in full or in part or (iii) the performance measures applicable to some or all outstanding awards be deemed to be satisfied at the target or any other level, in each case, either immediately or upon a subsequent termination of employment or service; and/or

•

determine that an award will be surrendered to the Company and cancelled in exchange for a cash payment equal to (or shares of the corporation or other entity resulting from such Change in Control, or a parent thereof, having a fair market value not less than) (A) in the case of a stock option or stock appreciation right, the excess of the fair market value (or other value received or to be received by the Company’s shareholders) of the number of shares then subject to the stock option or stock appreciation right over the total exercise price payable for such shares, (B) in the case of an award denominated in shares, the fair market value (or other value received or to be received by the Company’s shareholders) of the number of shares then subject to the award, (C) in the case of a performance award denominated in shares, the fair market value (or other value received or to be received by the Company’s shareholders) of the number of shares then subject to the award to the extent the performance measures have been satisfied or deemed satisfied, and (D) in the case of a performance award denominated in cash, the value of such performance award then subject to the award to the extent the performance measures (if applicable to such award) have been satisfied or deemed satisfied.

Under the terms of the 2019 Plan, a “change in control” is generally defined as (i) certain acquisitions of 50% or more of the combined voting power for the election of directors, (ii) a change in our board of directors within a 24-month period resulting in the incumbent directors ceasing to constitute at least a majority of our board of directors, (iii) the consummation of the liquidation or dissolution or other disposition of substantially all of the assets of the Company, or (iv) the consummation of any reorganization, merger or consolidation resulting in the Company’s shareholders beneficially owning less than 50% of the combined voting power of the surviving corporation.

Effective Date, Termination and Amendment

If approved, the 2019 Plan will become effective as of the date it was approved by our shareholders at the Annual General Meeting, and will terminate on the tenth anniversary of that date, unless earlier terminated by our board of directors. No awards may be granted after the tenth anniversary of the 2019 Plan’s effective date.

The 2019 Plan may be modified or amended in any respect and at any time or from time to time by our board of directors, except that (i) no amendment that would materially impair the rights of a participant under an outstanding award may be made without such participant’s consent and (ii) no such amendment will be made without the approval of the Company’s shareholders to the extent such approval is required by applicable law, rule or regulation, including any rule of the principal stock exchange on which our shares are then traded.

No Repricing

Without shareholder approval, (i) no amendment or modification may reduce the exercise price of any stock option or the base price of any stock appreciation right; (ii) the committee may not cancel any outstanding stock option or stock appreciation right and replace it with a new stock option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the intrinsic value (if any) of the cancelled stock option or stock appreciation right; and (iii) the committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, other than in connection with a “change in control” or the capitalization adjustment provisions included in the 2019 Plan.

Stock Options

The 2019 Plan provides for the grant of nonqualified stock options and incentive stock options (within the meaning of Section 422 of the Code). The committee has the discretion to determine the terms and conditions of each stock option granted, including the exercise price and the conditions on which the stock option is vested and/or exercisable.

Except in the case of substitute awards granted in connection with a corporate transaction, each stock option will be granted with an exercise price of no less than 100% of the fair market value of a Class A common share on the date of grant and will be exercisable for no more than ten (10) years from the date of grant, except that in the case of an incentive stock option granted to a participant who owns more than 10% of the total voting power of the Company or any subsidiary, such exercise price will be no less than 110% of the fair market value of a Class A common share on the date of grant and will be exercisable for no more than five (5) years after its date of grant.

Additionally, incentive stock options will be exercisable in any calendar year only to the extent that the aggregate fair market value (determined at the date of grant) of the shares with respect to which all incentive stock options granted to the participant are exercisable for the first time during such calendar year does not exceed the applicable limitation set forth in the Code (currently $100,000). If the incentive stock options that first become exercisable in a calendar year exceed such limitation, the excess stock options will automatically be treated as nonqualified stock options to the extent permitted by law.

Share Awards

The 2019 Plan provides for the grant of Share Awards, which are awards providing participants with the right to purchase Class A common shares. The committee has the discretion to determine the terms and conditions of each Share Award granted, including the price (if any) at which the shares may be purchased.

Restricted Shares

The 2019 Plan provides for the grant of restricted shares, which are awards of shares subject to transferability restrictions until specified vesting conditions have been met. The committee has the discretion to determine all of the terms and conditions of restricted share awards, including the restricted period and the restrictions applicable to a restricted share award, such as vesting and forfeiture conditions relating to continued service or attainment of specified performance measures during an applicable performance period or upon any other basis.

The holder of restricted shares will have all rights as a shareholder of the Company, including the right to vote, to receive dividends and to participate in any capital adjustment applicable to other shareholders of the Company, in each case, only to the extent as set forth in the applicable award agreement; provided, however, that a distribution or dividend, including a regular cash dividend, with respect to restricted shares subject to performance-based vesting conditions will be deposited with the Company and will be subject to the same restrictions as the restricted shares with respect to which such distribution was made.

Restricted Share Units

The 2019 Plan provides for the grant of restricted share units, which are awards that provide participants with the right to receive a specified number of shares (or the cash equivalent thereof) upon vesting. The committee has the discretion to determine the terms and conditions and other restrictions applicable to a restricted share unit award, including whether such award will be settled in shares (including restricted shares) or cash, or a combination thereof and the vesting and forfeiture conditions which may be based on continued service or attainment of specified performance measures during an applicable performance period or upon any other basis. Prior to the settlement of a restricted share unit award in shares (including restricted shares), a participant will have no rights as a Company shareholder with respect to the shares subject to such award; provided, however, that participants may receive dividend equivalents and interest or the deemed reinvestment of any deferred dividend equivalents, provided that dividend equivalents paid with respect to restricted share unit awards subject to performance-based vesting conditions will be subject to the same vesting conditions as the underlying award. An award of restricted share units may be settled as and when the award vests or at a later time as specified by the committee or, if permitted by the committee, as elected by a participant.

Performance Awards

The 2019 Plan provides for the grant of performance awards, which are awards that provide participants with the right to receive cash, shares (including restricted shares), or a combination thereof contingent upon the attainment of specified performance measures during a specified performance period. The committee has the discretion to determine the terms and conditions and other restrictions applicable to a performance award, including whether such award will be settled or denominated in cash, shares (including restricted shares), or a combination thereof and the vesting and forfeiture conditions, which may also include continued service or upon any other basis. Prior to the settlement of a performance award in shares (including restricted shares), a participant will have no rights as a Company shareholder with respect to the shares subject to such award; provided, however, that participants may receive dividend equivalents and interest or the deemed reinvestment of any deferred dividend equivalents, provided that dividend equivalents paid with respect to a performance award subject to performance-based vesting conditions will be subject to the same vesting conditions as the underlying award.

Other Share-Based Awards

Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based upon, shares, including (without limitation) stock appreciation rights and dividend equivalents, may be granted under the 2019 Plan. The committee has the discretion to determine the terms and conditions and other restrictions applicable to any such award, provided that any stock appreciation right will have a base price of no less than 100% of the fair market value of a Class A common share on the date of grant and will be exercisable for no more than ten (10) years from the date of grant.

Performance Measures

Under the 2019 Plan, awards may vest based on the satisfaction of performance measures. Such criteria and objectives may include one or more of the following corporate-wide or subsidiary, division, operating unit, operating segment, reporting segment or individual measures: the attainment by a Share of a specified fair market value for a specified period of time; the attainment of a specified book value per share; earnings per share; return to shareholders (including dividends); return on assets; return on equity; operating income or earnings of the Company before or after taxes, interest and/or depreciation; revenues (including premiums); net investment earned rate; net spread; taxes; expenses (including commissions); market share; cash flow or cost reduction goals; interest expense; return on investment; return on investment capital; return on operating costs; economic value created; operating margin; gross margin; the achievement of annual operating profit plans; net income; earnings before interest, depreciation and/or amortization; operating earnings after interest expense and before incentives, and/or extraordinary or special items; operating earnings; operating expenses, net cash provided by operations; and strategic business criteria, consisting of one or more goals based on meeting specified market penetration, meeting specified credit rating targets, geographic business expansion goals, cost targets, sales, sales or business volumes, customer and/or employee satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, information technology, quality and quality audit scores, productivity, efficiency, meeting targets related to the timing of financial statements and goals relating to acquisitions or divestitures, or any other goal selected by the committee whether or not listed in the 2019 Plan. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, operating units, operating segments or reporting segments) or the past or current performance of other companies (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof.

The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the committee, the committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. Performance goals shall be subject to such other special rules and conditions as the committee may establish at any time.

Clawback of Awards

All awards and any cash payment or shares delivered pursuant to an award, if and to the extent subject to the Dodd-Frank Wall Street Reform and Consumer Protection Act, may be subject to a clawback policy or other incentive compensation policy established from time to time by the Company to comply with such Act.

New Plan Benefits

The committee has the discretion to grant awards under the 2019 Plan and, therefore, it is not possible as of the date of this proxy statement to determine future awards that will be received by participants under the 2019 Plan.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2019 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2019 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2019 Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m) of the Code

Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer, chief financial officer and certain of the corporation’s current and former executive officers.

Stock Options

A participant will not recognize compensation taxable as ordinary income at the time a stock option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their purchase price, and the Company will be entitled to a corresponding deduction except to the extent the deduction limits of Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two (2) years from the date the stock option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the purchase price, and the Company will be entitled to a corresponding deduction except to the extent the deduction limits of Section 162(m) of the Code apply.

Share Awards

A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of grant of unrestricted shares in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Restricted Shares

A participant generally will not recognize compensation taxable as ordinary income at the time shares subject to a substantial risk of forfeiture are granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of such restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted shares for which the above-described election has not been made and prior to the time such restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Restricted Share Units

A participant will not recognize compensation taxable as ordinary income at the time a restricted share unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted share units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the excess of the fair market value of any shares delivered over the amount, if any, paid for the shares plus any cash paid by the Company. The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Awards and Other Share-Based Awards

The taxation of performance awards and Other Share-Based Awards will depend on the specific terms of the award. Generally, the grant of performance awards and cash-settled awards will have no federal income tax consequences for the Company or for the participant at the time of grant and the participant recognizes compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time such awards are settled equal to excess of the fair market value of any unrestricted shares received over the amount, if any, paid for such shares plus any cash paid by the Company. Subject to the restrictions of Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

The board of directors recommends that Shareholders vote FOR the proposal to approve the 2019 Plan.

ADDITIONAL INFORMATION AND MATTERS

Mailing Address of Principal Executive Offices

The mailing address of our principal executive offices is Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.

Annual Report and Other Reports

Our Annual Report on Form 10-K for the year ended December 31, 2018 and other reports we file with the SEC are available on our principal corporate website at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.

Shareholders’ Proposals and Director Nominees for the 2020 Annual General Meeting

In accordance with Rule 14a-8 of the Exchange Act, a proposal by a shareholder intended for inclusion in our proxy statement for the 2020 annual general meeting requires timely notice in writing, either by personal delivery or express or registered mail (postage prepaid), to the secretary at the registered office of the Company not later than the close of business on the 120th day prior to the one-year anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual general meeting. Based on the Company’s proxy statement being released to shareholders on April [    ], 2019 in connection with the 2019 Annual General Meeting, timely notice for proposals to be included in our proxy statement for the 2020 annual general meeting must therefore be received no later than the close of business on [                ], 2019.

Under our Bye-laws, a proposal by a shareholder not intended for inclusion in our proxy statement for the 2020 annual general meeting, which may take the form of nominees for the board of directors, in order to be properly brought before the 2020 annual general meeting, requires timely notice in writing, either by personal delivery or express or registered mail (postage prepaid), to the secretary at the registered office of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. Based on the 2019 Annual General Meeting date of June 4, 2019, timely notice for proposals to be properly brought before the 2020 annual general meeting must therefore be received not earlier than the close of business on February 5, 2020 and not later than the close of business on March 6, 2020.

However, under our Bye-laws, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a Shareholder’s notice must be received by the secretary at the registered office of the Company not later than the later of (x) the close of business 90 days prior to the date of such annual general meeting and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a shareholder’s notice as described herein.

Principal Accountant Fees and Services

The following summarizes the fees for services provided by PricewaterhouseCoopers LLP in 2018 and 2017 (dollars in millions):

	2018	2017
Audit fees(1)(2)	$14	$20
Audit-related fees(3)	3	6
Tax fees	—	—
All other fees	—	—

Total	$17	$26

(1)

Audit fees include fees billed and expected to be billed associated with the audit of the annual consolidated financial statements and internal control over financial reporting included on Form 10-K, the reviews of quarterly reports on Form 10-Q, annual audits of certain subsidiaries and audits required by regulatory authorities, statutory audits, issuance of comfort letters, issuance of consents related to common stock offerings and registration statements, attest services required by regulation, and the assistance with and review of documents filed with the SEC and other regulatory authorities.

(2)	Includes fees of $1 million for 2017, related to our S-1 filings.
(3)

Audit-related fees include fees paid associated with employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews not required by statute and regulation, consultations on financial accounting and reporting standards, and other attest services related to financial reporting that are not required by statute or regulation.

SCHEDULE 1

Athene Holding Ltd. Insurance Subsidiaries:

1.	Athene Life Re Ltd.

2.	Athene Annuity & Life Assurance Company

3.	Athene Life Insurance Company of New York

4.	Athene Annuity & Life Assurance Company of New York

5.	Structured Annuity Reinsurance Company

6.	Athene Annuity and Life Company

7.	Athene Re USA IV, Inc.

8.	Athene Annuity Re Ltd.

SCHEDULE 2

Current Ceding Companies:

1.	Western United Life Assurance Company

2.	American Equity Investment Life Insurance Company

3.	American Pioneer Life Insurance Company

4.	American Progressive Life and Health Insurance Company of New York

5.	Constitution Life Insurance Company

6.	Union Bankers Life Insurance Company

7.	Pennsylvania Life Insurance Company

8.	The Pyramid Life Insurance Company

9.	Jefferson National Life Insurance Company

10.	Athene Annuity & Life Assurance Company

11.	Continental Assurance Company

12.	Reassure America Life Insurance Company

13.	Eagle Life Insurance Company

14.	Liberty Bankers Life Insurance Company

15.	Athene Annuity & Life Assurance Company of New York

16.	Athene Annuity and Life Company

17.	Structured Annuity Reinsurance Company

18.	Transamerica Life Insurance Company

19.	Midland National Life Insurance Company

20.	North American Company for Life and Health Insurance

21.	Athene Re USA IV, Inc.

22.	Sentinel Security Life Insurance Company

23.	Athene Life Insurance Company of New York

24.	Royal Neighbors of America

25.	Fidelity Security Life Insurance Company

26.	The Lincoln National Life Insurance Company

27.	Massachusetts Mutual Life Insurance Company

28.	Brighthouse Life Insurance Company

29.	Brighthouse Life Insurance Company of NY

30.	Life Insurance Company of the Southwest

31.	Voya Insurance and Annuity Company

32.	Reliastar Life Insurance Company

33.	Athora Lebensvericherung AG

Annex A

TWELFTH AMENDED AND RESTATED

BYE-LAWS

OF

ATHENE HOLDING LTD.

Adopted on [●], 2019

INTERPRETATION

1.	Definitions

SHARES

2.	Power to Issue Shares
3.	Power of the Company to Purchase its Shares
4.	Rights Attaching to Shares
5.	Tax Restrictions
6.	Calls on Shares
7.	[Reserved]
8.	Share Certificates
9.	Fractional Shares

REGISTRATION OF SHARES

10.	Register of Shareholders
11.	Registered Holder Absolute Owner
12.	Transfer of Registered Shares
13.	Transfer Agent; Registrar; Rules Respecting Certificates
14.	Transmission of Registered Shares

ALTERATION OF SHARE CAPITAL

15.	Power to Alter Capital
16.	Variation of Rights Attaching to Shares

DIVIDENDS AND CAPITALISATION

17.	Dividends
18.	Power to Set Aside Profits
19.	Method of Payment
20.	Capitalisation

MEETINGS OF SHAREHOLDERS

21.	Annual General Meetings
22.	Special General Meetings; Requisitioned General Meetings
23.	Purposes of Annual General Meetings; Proposals of Other Business by Shareholders
24.	Notice
25.	Giving Notice and Access
26.	Postponement of General Meeting
27.	Electronic Participation in Meetings
28.	Quorum at General Meetings
29.	Chairman to Preside at General Meetings
30.	Voting on Resolutions
31.	[Reserved.]
32.	Power to Demand a Vote on a Poll
33.	Voting by Joint Holders of Shares
34.	Instrument of Proxy
35.	Representation of Corporate Shareholder
36.	Adjournment of General Meeting
37.	Written Resolutions of Shareholders
38.	Directors Attendance at General Meetings

DIRECTORS AND OFFICERS

39.	Election of Directors
40.	Nomination of Directors for Election
41.	[Reserved]
42.	Number of Directors
43.	Term of Office of Directors
44.	Removal of Directors
45.	Vacancy in the Office of Director
46.	Remuneration of Directors
47.	Defect in Appointment
48.	Directors to Manage Business
49.	Powers of the Board of Directors
50.	Register of Directors and Officers
51.	Appointment of Officers
52.	Appointment of Secretary
53.	Duties of Officers
54.	Remuneration of Officers
55.	Conflicts of Interest
56.	Indemnification and Exculpation

BUSINESS OPPORTUNITIES

57.	Business Opportunities

MEETINGS OF THE BOARD OF DIRECTORS

58.	Board Meetings
59.	Notice of Board Meetings
60.	Electronic Participation in Meetings
61.	Quorum at Board Meetings
62.	Board to Continue in the Event of Vacancy
63.	Chairman to Preside
64.	Written Consent
65.	Validity of Prior Acts of the Board

CONFLICTS

66.	Resolution of Conflicts
67.	Conflicts Committee

CORPORATE RECORDS
68.	Minutes
69.	Place Where Corporate Records Kept
70.	Form and Use of Seal

ACCOUNTS

71.	Books of Account
72.	Financial Year End

AUDITS

73.	Annual Audit
74.	Appointment of Auditor
75.	Remuneration of Auditor
76.	Duties of Auditor
77.	Access to Records
78.	Financial Statements
79.	Distribution of Auditor’s Report
80.	Vacancy in the Office of Auditor

VOLUNTARY WINDING-UP AND DISSOLUTION

81.	Winding-Up

CHANGES TO CONSTITUTION; EXCLUSIVE JURSIDICTION

82.	Changes to Bye-laws
83.	Changes to the Memorandum of Association
84.	Exclusive Jurisdiction
85.	Discontinuance

CERTAIN MATTERS RELATING TO SUBSIDIARIES

86.	Voting of Subsidiary Shares
87.	Bye-laws or Articles of Association of Certain Subsidiaries
88.	Termination of IMAs

INTERPRETATION

1.	Definitions

1.1	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

9.9% Shareholder	means a Person (other than a member of the Apollo Group) whose Controlled Shares constitute more than nine and nine-tenths percent (9.9%) of the Total Voting Power;

AAM	means Athene Asset Management LLC, a Delaware limited liability company (or any successor entity thereto);

Act	means the Companies Act 1981 of Bermuda as amended from time to time;

Adjustment Controlled Shares	means, in reference to any Person or Shareholder, all Controlled Shares of such Person or Shareholder other than Apollo Designated Voting Securities;

Adjustment Shareholder(s)	means, at any time, the Shareholder(s) (i) with the highest Relative Class B Ownership Percentage as of such time and (ii) whose Class B Common Shares have voting power as of such time;

Affected Class B Shareholder	a Shareholder holding Adjustment Controlled Shares of any person described in clause (1) of the Class B Adjustment Condition;

Affiliate	means, as to any Person, any Person which directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by ownership of voting stock, by contract or otherwise;

Apollo Group

means, (i) Apollo Global Management, LLC, (ii) AAA Guarantor – Athene, L.P., (iii) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by Apollo Global Management, LLC or by one or more of Apollo Global Management, LLC’s Subsidiaries, (iv) BRH Holdings GP, Ltd. and its shareholders, (v) any executive officer of Apollo Global Management, LLC whom Apollo Global Management, LLC designates, in a written notice delivered to the Company, as a member of the Apollo Group for purposes of these Bye-laws (which designation shall continue in effect until such designee ceases to be an executive officer of Apollo Global Management, LLC) and (vi) any Affiliate of a Person described in clauses (i), (ii), (iii), (iv) or (v) above; provided, none of the Company or its Subsidiaries, nor any Person employed by the Company, its Subsidiaries or AAM, shall be deemed to be a member of the Apollo Group. For avoidance of doubt, any Person managed by Apollo

Global Management, LLC or by one or more of Apollo Global Management, LLC’s Subsidiaries pursuant to a managed account agreement (or similar arrangement) without Apollo Global Management, LLC or by one or more of Apollo Global Management, LLC’s Subsidiaries controlling such Person as a general partner or managing member shall not be part of the Apollo Group;

Apollo Termination Event	means the time at which no member of the Apollo Group owns any Class B Common Shares;

Applicable Law	means, with respect to any Person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any Governmental Authority applicable to such Person;

Applicable Securities	means Relevant Securities other than Apollo Designated Voting Securities;

Applicable Shareholder	means any Shareholder or holder of New Securities (other than a member of the Apollo Group prior to an Apollo Termination Event);

Auditor	means the individual or entity for the time being performing the duties of auditor of the Company (if any);

Bermuda	means the Islands of Bermuda;

Board	means the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Business Day	means any day that is not a Saturday, Sunday or other day on which commercial banks in Bermuda are authorised or required by law to close;

Bye-laws	means these twelfth Amended and Restated Bye-laws adopted by the Company on [●], 2019, in their present form or as from time to time amended;

Class B 9.9% U.S. Person	means a U.S. Person whose Adjustment Controlled Shares constitute more than nine and nine-tenths percent (9.9%) of the Total Voting Power;

Class B Common Shares	means the Class B Common Shares and unless otherwise indicated, the Transferred Class B Common Shares;

Class M Common Shares	means the Class M-1 Common Shares, Class M-2 Common Shares, Class M-3 Common Shares, Class M-4 Common Shares and any other class of common shares designated as Class M Common Shares by the Board;

Code	means the United States Internal Revenue Code of 1986, as amended from time to time, or any U.S. Federal statute from time to time in effect that has replaced such statute, and any reference in these Bye-laws to a provision of the Code or a Treasury regulation promulgated thereunder means such provision or regulation as amended from time to time or any provision of a U.S. Federal law or any U.S. Treasury regulation, from time to time in effect that has replaced such provision or regulation;

Company	means Athene Holding Ltd.;

Comparable Asset Manager	means an asset manager with personnel of experience, education and qualification, and whose services are of a scale and scope, comparable to those of AAM (after giving effect to any assistance provided to AAM by its Affiliates);

Controlled Shares	means, in reference to any Person or Shareholder, all Relevant Securities and Class B Common Shares owned by such Person or Shareholder either (i) directly, indirectly or constructively under Section 958 of the Code or (ii) beneficially within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

Director	means a director of the Company;

Disqualified Shareholder	means a Shareholder who holds Nonvoting Class A Common Shares or a Shareholder who owns Relevant Securities treated as Controlled Shares of any Applicable Shareholder holding Applicable Securities, or any Tax Attributed Affiliate of such an Applicable Shareholder, that is a Tentative 9.9% Shareholder;

Equity Securities	means all shares of capital stock of the Company, all securities exercisable or convertible into or exchangeable for shares of capital stock of the Company, and all options, warrants, and other rights to purchase or otherwise acquire from the Company shares of such capital stock, including any share appreciation or similar rights, contractual or otherwise;

Exchange Act	means the U.S. Securities Exchange Act of 1934, as amended;

Expenses	means all fees, costs and expenses incurred in connection with any Proceeding, including, without limitation, attorneys’ fees, disbursements and retainers, fees and disbursements of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services and other disbursements and expenses;

Governmental Authority	means any Bermudan, U.S. Federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body and any self-regulating authority such as FINRA);

Group	shall have the meaning ascribed to it in Rule 13d-5 promulgated under the Exchange Act;

IMA	means the investment management agreement, dated as of July 22, 2009, as amended from time to time;

Inclusion Shareholder	means a Person who (i) is treated as a “United States shareholder” with respect to the Company (within the meaning of Section 951(b) of the Code) and (ii) owns (within the meaning of Section 958(a) of the Code) any shares in the Company;

Independent Director	means any Director that meets the independence requirements under the then-prevailing rules of the New York Stock Exchange or any stock exchange or quotation system on which the Company’s common equity securities are then listed or quoted, as determined by the Board;

Insolvency Event	means: (i) the Company or any Subsidiary thereof shall commence a voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Applicable Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorise any of the foregoing; (ii) an involuntary case or other Proceeding shall be commenced against the Company or any Subsidiary thereof seeking liquidation, reorganization or other relief with respect to it or its debts under bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other Proceeding shall remain undismissed and unstayed for a period of sixty days; or (iii) an order for relief shall be entered against the Company or any Subsidiary thereof under the bankruptcy laws in effect at such time;

Liabilities	means losses, claims, damages, liabilities, joint or several, judgments, fines, penalties, interest, settlements or other amounts;

Liquidation	means: (i) any Insolvency Event; (ii) any Sale of the Company or (iii) any dissolution or winding up of the Company, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Company in another jurisdiction;

Minimum Shareholder	means a Shareholder of record of the Company meeting the minimum requirements set forth for eligible shareholders to submit shareholder proposals under Rule 14a-8 of the Exchange Act or any applicable rules thereunder as may be amended or promulgated thereunder from time to time;

Nonvoting Class A Common Shares	Disqualified Class A Common Shares, Tax Disqualified I Class A Common Shares and Tax Disqualified II Class A Common Shares;

notice	means written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	means any person appointed by the Board to hold an office in the Company;

Proceeding	means claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, at law or in equity, by or before any Governmental Authority;

Realized Cash	means all amounts received in respect of any Class A Common Share held by an investor in any round of equity raising of the Company, whether such amount is in cash, securities or otherwise, including, without limitation, all dividends and other distributions, including assets, all proceeds received from the sale of such Class A Common Shares and all proceeds received from a Sale of the Company or a Liquidation of the Company (including, for the avoidance of doubt, all holdbacks, escrows, earn outs and other deferred payments upon the receipt of such amounts by such investor, and any amounts received in accordance with Bye-law 4.5), with the value of any distributed assets being the fair market value of such assets at the time of distribution as reasonably determined by the Board, and which amounts shall not include securities received as a result of share splits, including a share split in the form of a share dividend and all other pro rata distributions of shares, provided, that solely for purposes of determining the Return of Investment Amount, Realized Cash shall also include all amounts deemed to have been received by such investor based on the volume weighted average closing trading price for such Class A Common Shares during the ninety (90) preceding trading days before any date of determination;

Register of Directors and Officers	means the register of directors and officers referred to in these Bye-laws;

Register of Shareholders	means the register of shareholders referred to in these Bye-laws;

Registered Office	means the registered office of the Company, which shall be at such place in Bermuda as the Board shall from time to time appoint;

Registration Rights Agreement	means that certain Third Amended and Restated Registration Rights Agreement, by and between the Company and certain Shareholders, dated as of April 4, 2014, as amended, supplemented or modified from time to time;

Related Insured Entity	means any Person who is (directly or indirectly) insured or reinsured by any of the Company’s Subsidiaries as specified in Schedule 1 hereto or by any ceding company as specified in Schedule 1 hereto to which the Company’s Subsidiaries provide reinsurance; provided, after the date hereof, such Schedule may be amended by the Board and shall be published in each case thereafter on the Company’s website. This definition is intended to comply with the intent of Section 953(c) of the Code and will be interpreted accordingly;

Relative Class B Ownership Percentage	means, with respect to the Smallest Class B 9.9% U.S. Person and with respect to a Shareholder, at any time the percentage of the total number of Class B Controlled Shares directly held by such Shareholder at such time that are attributed to such Smallest Class B 9.9% U.S. Person;

Relevant Securities	means (i) Class A Common Shares, (ii) Transferred Class B Common Shares and (iii) New Securities;

Resident Representative	means any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Resolution	means a resolution of the Shareholders approved by Shareholders entitled to vote for the election of directors to the Board or, where required, of a separate class or separate classes of Shareholders, adopted in a general meeting, in each case in accordance with the provisions of these Bye-laws;

Return of Investment Amount	means the aggregate, without duplication, of all (i) dividends (whether in cash or in specie), (ii) consideration in redemption and (iii) Realized Cash received or deemed to have been received by an investor with respect to each Class A Common Share;

Sale of the Company	means (i) the sale or transfer of all or substantially all of the Company’s assets to a Third Party; (ii) the sale or transfer of outstanding Equity Securities to a Third Party; or (iii) a business combination involving the Company and one or more additional Persons by means of merger, consolidation, scheme of arrangement, amalgamation, share exchange or similar transaction, in each case in clauses (ii) and (iii) above under circumstances in which the Third Party, immediately following such transaction, holds 51% or more of the aggregate economic value of the outstanding Equity Securities. A sale (or multiple sales) of one or more Subsidiaries of the Company (whether by way of merger, consolidation, reorganization or sale of all or substantially all of the assets or securities or otherwise) which constitutes all or substantially all of the consolidated assets or revenues of the Company shall be deemed a Sale of the Company;

SEC	means the U.S. Securities and Exchange Commission;

Securities Act	means the U.S. Securities Act of 1933, as amended;

Secretary	means the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;

Shareholder	means the person registered in the Register of Shareholders as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Shareholders as one of such joint holders or all of such persons, as the context so requires;

Shareholders Agreement	means that certain Sixth Amended and Restated Shareholders Agreement of the Company, by and between the Company and certain Shareholders, dated as of April 4, 2014, as amended, supplemented or modified from time to time;

Smallest Class B 9.9% U.S. Person	means, at any time, the Class B 9.9% U.S. Person whose Adjustment Controlled Shares constitute the smallest percentage of the Total Voting Power among all Class B 9.9% U.S. Persons as of such time; provided, that in the event of a tie the Smallest Class B 9.9% U.S. Person shall be the Class B 9.9% U.S. Person whose full legal name is first alphabetically;

Specified Number	means the quotient of (i) the percentage of the Total Voting Power represented by the Class A Common Shares, divided by (ii) 9.9%, rounded up to the nearest whole number;

Specified Shareholders	means Persons owning no Relevant Securities which are treated as Controlled Shares of any Applicable Shareholder holding Applicable Securities, or any Tax Attributed Affiliate of such an Applicable Shareholder, that is a Tentative 9.9% Shareholder;

Subscription Agreements	means those certain Subscription Agreements by and among the Company and certain Shareholders entered into prior to the date hereof;

Subsidiary	means, with respect to any Person, any other Person the majority of whose equity securities or voting securities able to elect the board of directors or comparable governing body are directly or indirectly owned or controlled by such Person;

Tax Attributed Affiliates	means, with respect to any Shareholder, any person (i) related (within the meaning of Section 953(c) of the Code) to such Shareholder or (ii) to whom the ownership of the Class A Common Shares held by such Shareholder is attributed pursuant to Section 958 of the Code;

Tentative 9.9% Shareholder	means a Person that, but for adjustments to the voting rights of Relevant Securities pursuant to Bye-law 4.4, would be a 9.9% Shareholder;

Third Party	means any Person, or any Group of Persons, who, immediately prior to a proposed Sale of the Company, held less than 10% of the aggregate economic value of the outstanding Equity Securities; provided, that the Company and its Subsidiaries shall not be a Third Party or a member of a Group of Persons constituting a Third Party;

Total Voting Power	means the total votes attributable to all shares of the Company issued and outstanding;

Treasury Share	means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

U.S. Person	means a “United States person”, as such term is defined in Section 957(c) of the Code; and

Voting Ratio	means, with respect to any share in the Company, a fraction (i) the numerator of which is the percentage of the Total Voting Power represented by such share and (ii) the denominator of which is a fraction (expressed as a percentage) (a) the numerator of which is the value of that share and (b) the denominator of which is the total value of all outstanding shares in the Company.

1.2	In these Bye-laws, the following terms have the meanings set forth in the sections indicated:

Term	Bye-law
AHL Cause	88.4
Apollo Designated Voting Security	4.7(b)
Apollo Employee Shareholders	4.2(d)
cause	44.1
Chairman	49(c)
Class B Adjustment Condition	4.2(b)(iii)
Class B Restructuring	4.2(b)(ii)(C)
Common Shares	4.1
Company Merger Vote	4.2(f)
Company Opportunity	57.1
Conflicts Committee	67.1
Covered Arrangement	23.4(b)
Covered Person	56.1
Disqualified Class A Common Share	4.2(a)
Escrow	4.5(d)
Group 1 Preference Amount	4.5(a)
Group 2 Preference Amount	4.5(a)
Group 3 Preference Amount	4.5(a)
Group 4 Preference Amount	4.5(a)
Group M Preference Amount	4.5(a)
IMA Termination Effective Date	88.1
IMA Termination Election Date	88.1
IMA Termination Notice	88.1
Indemnified Persons	56.12
Insurance Subsidiaries	57.1
New IMA	88.1
New Securities	4.2(b)(ii)(C)
Other Holders	40.11
public announcement	23.6
Reallocation	4.5(g)
Shareholder Affiliates	56.12
Specified Parties	57.1
Subject Holder	4.5(g)
Tax Disqualified I Class A Common Share	4.2(a)
Tax Disqualified II Class A Common Share	4.2(a)
Transferred Class B Common Shares	4.2(b)(ii)(A)
Valid IMA Termination Notice	88.1
Vice Chairman	49(c)
Voting Commitment	40.7

1.3	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)

words importing “person” or “Person” shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint share company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal;

(d)	the words:

(i)	“may” shall be construed as permissive; and

(ii)	“shall” shall be construed as imperative; and

(e)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.4

In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.5	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

1.6

The rights and obligations set forth in these Bye-laws may be modified or restricted by any shareholders agreement entered into by two or more Shareholders or by the Company and one or more Shareholders, provided, that any such modification or restriction shall apply only to the parties to such shareholders agreement.

SHARES

2.	Power to Issue Shares

2.1

Subject to these Bye-laws and to any Resolution to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power and authority to the fullest extent permitted under the Act, but subject to all contractual restrictions to which the Company is bound, to issue any unissued shares on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise as the Board may by resolution prescribe, and to fix or alter the number of shares comprising any such class or series.

2.2

The authority of the Board with respect to each such class or series shall include, without any limitation of the foregoing, the right to determine and fix the following preferences and powers, which may vary as between different classes or series of shares:

(a)	the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b)

the rate at which any dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c)	the right or obligation, if any, of the Company to redeem shares of the particular class or series and, if redeemable, the price, terms and manner of such redemption;

(d)

the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Company;

(e)

the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f)

the obligation, if any, of the Company to retire, redeem or purchase shares of such series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g)	voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any such class or series; and

(h)	limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series.

2.3

Subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.	Power of the Company to Purchase its Shares

3.1	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2	The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

4.	Rights Attaching to Shares

4.1

Subject to any Resolution to the contrary (and without prejudice to any special rights conferred thereby on the holders of any other shares or class of shares), the common share capital of the Company shall be divided into Class A Common Shares, Class B Common Shares and Class M Common Shares (collectively, the “Common Shares”). In accordance with Bye-law 2.2, the Board may authorize the creation and issuance of one or more series of preference shares.

4.2	Prior to the occurrence of an Apollo Termination Event, the voting rights of the Common Shares shall be as follows:

(a)

Subject to adjustment by Bye-law 4.2(b), Bye-law 4.2(e) and Bye-law 4.2(f), the Class A Common Shares shall collectively represent 55% of the Total Voting Power. Subject to adjustment by Bye-law 4.2(b), Bye-law 4.2(e), Bye-law 4.2(f) and Bye-law 4.4, each Class A Common Share shall be entitled to a number of votes equal to 55 multiplied by a fraction, the numerator of which is 1 and the denominator of which is, without duplication, (i) the total number of Class A Common Shares outstanding at the time such determination is made less (ii) the total number of Nonvoting Class A Common Shares (if any). Notwithstanding the foregoing, subject to Bye-law 4.2(f), (x) no Class A Common Share (other than any Apollo Designated Voting Security) held by a Shareholder who also owns (or whose Tax Attributed Affiliates own) (in each case, directly, indirectly or constructively, pursuant to Section 958 of the Code) Class B Common Shares (a “Disqualified Class A Common Share”), (y) no Class A Common Share held by a Shareholder (other than a Shareholder who is a member of the Apollo Group) who also owns (or whose Tax Attributed Affiliates own) (in each case, directly, indirectly or constructively, pursuant to Section 958 of the Code), any equity interests (for this purpose, including any instrument or arrangement that is treated as an equity interest for U.S. federal income tax purposes) of Apollo Global Management, LLC or AP Alternative Assets, L.P. (each a “Tax Disqualified I Class A Common Share”) and (z) no Class A Common Share (other than any Apollo Designated Voting Security) held by a Shareholder who is a member of the Apollo Group (but only, in the case of this clause (z), at a time in which any member of the Apollo Group holds any Class B Common Shares) (each a “Tax Disqualified II Class A Common Share”) shall have a right to vote, and such Nonvoting Class A Common Shares shall not be counted in determining the voting power of a Class A Common Share pursuant to the immediately preceding sentence.

(b)

(i) Subject to adjustment by the following provisions of this Bye-law 4.2(b), Bye-law 4.2(e) and Bye-law 4.2(f), the Class B Common Shares shall collectively represent 45% of the Total Voting Power. The voting power of the Class B Common Shares shall be allocated among all holders of Class B Common Shares on a pro rata basis except as provided elsewhere in this Bye-law 4.2.

(ii) Any holder of Class B Common Shares that is a member of the Apollo Group may, from time to time, with the consent of the holders of a majority of the Class B Common Shares, reduce the voting power attributable to its Class B Common Shares set forth in Bye-law 4.2(b)(i) (determined prior to application of Bye-law 4.2(b)(ii)–(vii)) by:

(A) transferring any of such holder’s Class B Common Shares to any other person (who may or may not be a member of the Apollo Group) and designating in a written notice delivered to the transferee and the Company (1) the aggregate voting power of such holder’s Class B Common Shares being transferred, (2) the exclusion of such transferred Class B Common Shares from Bye-law 4.2(e) and (3) the corresponding decrease in the aggregate voting power of such holder’s Class B Common Shares not so transferred (such transferred Class B Common Shares, the “Transferred Class B Common Shares”), provided, however, that such transfer shall not be permitted to the extent such reallocation would cause the Voting Ratio with respect to any Class B Common Share to be greater than fifteen (15),

(B) transferring, by written notice delivered to the Company, a designated percentage of voting power of its Class B Common Shares to (1) one or more other holders of Class B Common Shares, but only with the written consent of such other holders, which shall be delivered to the Company, (2) all other holders of Class B Common Shares, pro rata, or (3) the Class A Common Shares, as a class; provided, that (x) such transfer shall be permitted with respect to any Class B Common Share only to the extent that such transfer would not cause the Voting Ratio of such Class B Common Share to be greater than fifteen (15) and (y) any such transfer of voting power to the Class A Common Shares as a class shall result in a corresponding reduction in the collective voting power attributable to the Class B Common Shares as a class, or

(C) converting any of such holder’s Class B Common Shares, on a one-for-one basis or other basis as may be determined by a majority of the Class B Common Shares, into a new series or class of securities of the Company issued in accordance with these Bye-laws having such voting rights as the holders of a majority of the Class B Common Shares may determine (the “New Securities” and any such transfer or conversion, a “Class B Restructuring”); provided, that (1) any Class B Restructuring may modify the voting power of the Class B Common Shares being transferred or converted as the holders of a majority of the Class B Common Shares may determine, (2) following any Class B Restructuring the aggregate voting power of any outstanding Class B Common Shares and any such new class or series of shares shall not exceed 45% of the Total Voting Power, and (3) that no Class B Restructuring shall result in the Total Voting Power equaling a number other than 100, and provided further, that the rights of any Transferred Class B Common Shares and New Securities shall be subject to Bye-law 4.4.

(iii)          (A) If, after adjustment by Bye-law 4.2(b)(ii), 4.2(b)(vii), Bye-law 4.2(e) and Bye-law 4.2(f), and before application of this Bye-law 4.2(b)(iii) or Bye-law 4.2(b)(iv), (1) there are one or more Class B 9.9% U.S. Persons whose aggregate Adjustment Controlled Shares constitute more than (a) twenty-four and nine-tenths percent (24.9%) of the Total Voting Power or (b) twenty-four and nine-tenths percent (24.9%) of the aggregate value of all outstanding shares of the Company, or (2) there are one or more Class B 9.9% U.S. Persons that are classified as individuals, estates or trusts for U.S. federal income tax purposes (clauses (1) and (2) together, the “Class B Adjustment Condition”), then the adjustments described in Bye-law 4.2(b)(iii)(B) to the allocation of the voting power of the Class B Common Shares shall be made in the order there listed (but in all cases subject to Bye-law 4.2(b)(iv) and Bye-law 4.2(b)(vii)).

(B)

(1) First, the voting power of the Class B Common Shares directly held by the Adjustment Shareholder or Adjustment Shareholders that are attributable to the Smallest Class B 9.9% U.S. Person shall be reduced (but not below zero (0)) until the Class B Adjustment Condition is no longer met or such Smallest Class B 9.9% U.S. Person is no longer a Class B 9.9% U.S. Person (taking into account any reallocation of voting power pursuant to clause (2) below), whichever requires the smallest reduction in voting power.

(2) Second, the aggregate voting power reduced in clause (1) above shall be reallocated pro rata among the Class B Common Shares (other than any Transferred Class B Common Shares) directly held by all other Shareholders.

(3) Third, the adjustments described in clause (1) and the reallocation described in clause (2) above shall be reapplied serially to the next Smallest Class B 9.9% U.S. Person until the Class B Adjustment Condition is no longer met.

(4) Any excess voting power that cannot be reallocated pursuant to clauses (1), (2) and (3) above shall be transferred pursuant to Bye-law 4.2(b)(v), and thereafter clause (3) above shall not apply.

(iv) Notwithstanding Bye-law 4.2(b)(iii)(B)(2), the pro rata reallocation of the voting power of the Class B Common Shares pursuant to Bye-law 4.2(b)(iii)(B)(2) shall not be permitted to the extent such reallocation would cause (A) a U.S. Person to become a Class B 9.9% U.S. Person (determined after application of Bye-law 4.2(b)(iii)), or (B) the Voting Ratio with respect to any Class B Common Share to be greater than fifteen (15). Any voting power that cannot be reallocated on a pro rata basis among all of the Class B Common Shares (other than any Transferred Class B Common Shares) directly held by all other Shareholders due to this Bye-law 4.2(b)(iv) shall nonetheless be reallocated to such shares to the maximum extent possible without violating the limitations contained in this Bye-law 4.2(b)(iv).

(v) If, after adjustment by Bye-law 4.2(b)(iii), Bye-law 4.2(e) and Bye-law 4.2(f), and before application of this Bye-law 4.2(b)(v), clause (1) of the Class B Adjustment Condition continues to be met, then the holders of Class B Common Shares shall be deemed to have made an irrevocable election under Bye-law 4.2(e) to reduce the percentage of the Total Voting Power represented by the Class B Common Shares (and correspondingly increase the percentage of the Total Voting Power represented by the Class A Common Shares) to the extent necessary so that the Class B Adjustment Condition is no longer met, provided, that the Total Voting Power represented by the Class B Common Shares shall not be reduced, or shall be reduced to a lesser extent, if so determined by unanimous vote or written consent of all Affected Class B Shareholders, if all such votes or consents are received by the Company no later than 2 Business Days prior to the date of the relevant vote. If the Total Voting Power represented by the Class B Common Shares is reduced pursuant to this Bye-law 4.2(b)(v), it shall not again be increased.

(vi) Notwithstanding Bye-laws 4.2(b)(ii)–(v), any two or more holders of Class B Common Shares that are members of the Apollo Group may, at any time and from time to time, elect to allocate the voting power attributable to their Class B Common Shares set forth in Bye-law 4.2(b)(i) (determined prior to application of Bye-law 4.2(b)(ii)–(v)) among their Class B Common Shares (or allocated from their Class B Common Shares to other Class B Common Shares or to the Class A Common Shares as a class) in a manner different from that set forth in Bye-law 4.2(b)(ii)–(v), provided, that in no event shall an election under this Bye-law 4.2(b)(vi) be permitted to result in (1) any person who was not an Inclusion Shareholder immediately prior to such election becoming an Inclusion Shareholder or (ii) the Company (or any of its Subsidiaries) being treated as a “controlled foreign corporation” (within the meaning of Section 957(a) or (b) of the Code) with respect to any Inclusion Shareholder, unless it was treated as such with respect to such Inclusion Shareholder immediately prior to such election. Any election under this Bye-law 4.2(b)(vi) shall be made by delivery to the Company of a written notice, signed by each electing holder, specifying the manner in which the voting power attributable to the Class B Common Shares of the electing holders shall be allocated. The voting power allocation provisions specified in an election under this Bye-law 4.2(b)(vi) shall have the same effect as if set forth in these Bye-laws.

(vii) Notwithstanding Bye-laws 4.2(b)(ii)–(v), any holder of Class B Common Shares that is a member of the Apollo Group may elect to have the amount of voting power attributable to such holder’s Class B Common Shares be subject to such additional limitations as may be specified by such holder. Such election shall be made by delivering to the Company a written notice specifying such additional limitations. Any voting power that must be allocated away from a holder’s Class B Common Shares pursuant to an election under this Bye-law 4.2(b)(vii) shall be reallocated pro rata among the Class B Common Shares (other than any Transferred Class B Common Shares) directly held by all other Shareholders; provided, however, that such reallocation shall be permitted with respect to any Class B Common Share only to the extent that such reallocation would not cause the Voting Ratio of such Class B Common Share to be greater than fifteen (15), and any voting power not able to be reallocated to Class B Common Shares shall be instead be reallocated to the Class A Common Shares as a class.

(c)

The Class M Common Shares shall have no right to vote on any matters to be voted on by the Shareholders (including, without limitation, any election or removal of directors) and the Class M Common Shares shall not be included in determining the number of shares voting or entitled to vote on such matters, except as provided in Bye-law 4.2(f) and where required under Bermuda law.

(d)

Notwithstanding anything to the contrary herein, the aggregate votes conferred by the Class A Common Shares held by all employees of the Apollo Group that are Shareholders (including, for the avoidance of doubt, any Class A Common Shares held by an employee of the Apollo Group through a corporation, limited liability company, limited partnership or trust created for the benefit of such employee or one or more of such employee’s parents, spouse, siblings or descendants for estate planning purposes) (“Apollo Employee Shareholders”) shall be reduced pro rata to the extent necessary such that all such Class A Common Shares held by all Apollo Employee Shareholders shall constitute collectively no more than 3% of the Total Voting Power. This clause shall not affect the respective aggregate voting power of the Class A Common Shares of 55% of the Total Voting Power and the Class B Common Shares of 45% of the Total Voting Power, subject to adjustment by Bye-law 4.2(b), Bye-law 4.2(e) and Bye-law 4.2(f). Any voting rights of Apollo Employee Shareholders that are limited by this Bye-law 4.2(d) (subject to Bye-law 4.2(e)) shall reduce the voting power of each Apollo Employee Shareholder pro-rata, and increase the voting power of the Specified Shareholders (other than Apollo Employee Shareholders) holding Class A Common Shares in the same manner as specified in, and subject to the operation of, Bye-law 4.4(a)(iii).

(e)

The holders of the Class B Common Shares, by a vote of the majority of the Class B Common Shares, may at any time and from time to time elect to reduce the percentage of the Total Voting Power represented by the Class B Common Shares (and correspondingly increase the percentage of the Total Voting Power represented by the Class A Common Shares, so that the Total Voting Power remains equal to 100), subject to further adjustment by Bye-law 4.2(f) (including, without limitation, by an election that results in increased voting rights attributable to the Class A Common Shares), and if so provided by the terms of such election, such election shall be irrevocable.

(f)

Notwithstanding Bye-law 4.2(a), Bye-law 4.2(b), Bye-law 4.2(c) and Bye-law 4.2(e), in connection with any vote of Shareholders to approve a merger or amalgamation with respect to the Company (a “Company Merger Vote”), any issued and outstanding Nonvoting Class A Common Share and each Class M Common Share, shall have the power to vote in connection with any such Company Merger Vote. Solely in connection with any such Company Merger Vote, such Nonvoting Class A Common Shares and Class M Common Shares shall collectively represent 0.1% of the Total Voting Power (such voting power allocated equally among the Nonvoting Class A Common Shares and Class M Common Shares) with the Total Voting Power attributable to each of the voting Class A Common Shares and Class B Common Shares being reduced by such percentage on a pro rated basis determined based on Total Voting Power of each such class.

4.3	From and after the occurrence of an Apollo Termination Event, the voting rights of the Common Shares shall be as follows:

(a)

Subject to Bye-law 4.3(c), the Class A Common Shares shall represent 100% of the Total Voting Power. Subject to Bye-law 4.4, each Class A Common Share shall be entitled to one vote per Class A Common Share. Notwithstanding the foregoing, subject to Bye-law 4.3(b), no Tax Disqualified I Class A Common Share shall have the right to vote.

(b)

Subject to Bye-law 4.3(c), the Class M Common Shares shall have no right to vote on any matters to be voted on by the Shareholders (including, without limitation, any election or removal of directors) and the Class M Common Shares shall not be included in determining the number of shares voting or entitled to vote on such matters, except where required under Bermuda law and as provided in this Bye-law 4.3(b).

(c)

In connection with any Company Merger Vote, any Tax Disqualified I Class A Common Share or Class M Common Share that is not otherwise entitled to vote in accordance with this Bye-law 4.3 shall have the power to vote in connection with any such Company Merger Vote. Solely in connection with any such Company Merger Vote, such Tax Disqualified I Class A Common Shares and Class M Common Shares shall collectively represent 0.1% of the Total Voting Power (such voting power allocated equally among the Tax Disqualified I Class A Common Shares and Class M Common Shares) with the Total Voting Power attributable to the Class A Common Shares (other than Tax Disqualified I Class A Common Shares) being reduced by such percentage on a pro rated basis.

4.4

(a)

The voting rights of the Relevant Securities shall be subject to the following provisions (provided, that this Bye-law 4.4(a) shall not apply at any time that there are fewer than the Specified Number of holders of Relevant Securities (for this purpose, treating all such holders that are classified as disregarded entities with the same regarded owner for U.S. federal income tax purposes, together with such regarded owner as one such holder), excluding Disqualified Shareholders):

(i)

Other than with respect to any Tentative 9.9% Shareholder, except upon the consent of at least 75% of the Board and any Applicable Shareholder holding Controlled Shares of such Tentative 9.9% Shareholder, the voting power of each Applicable Security is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that no Applicable Shareholder holding Applicable Securities, and no Tax Attributed Affiliate of any such Applicable Shareholder, is a 9.9% Shareholder. For the avoidance of doubt, the Board may, in its discretion, grant its consent for purposes of the exception provided in the immediately preceding sentence for any individual Applicable Shareholder or group of Applicable Shareholders and need not grant its consent for all Applicable Shareholders. The Board shall from time to time, including prior to any time at which a vote of Shareholders is taken, take all reasonable steps necessary to ascertain through communications with Shareholders or otherwise (including by reviewing publicly-filed ownership reports of Shareholders filed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended) whether there exists, or will exist at the time any vote of Shareholders is taken, an Applicable

Shareholder holding Applicable Securities, or a Tax Attributed Affiliate of such an Applicable Shareholder, that is a Tentative 9.9% Shareholder.

(ii)

In the event that an Applicable Shareholder holding Applicable Securities, or a Tax Attributed Affiliate of such an Applicable Shareholder, that is a Tentative 9.9% Shareholder exists, the aggregate votes conferred by the Applicable Securities held by an Applicable Shareholder and treated as Controlled Shares of that Tentative 9.9% Shareholder shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.9% Shareholder will constitute no more than 9.9% of the Total Voting Power.

(iii)

The votes attributable to the Relevant Securities (other than any Transferred Class B Common Shares) of Specified Shareholders shall, in the aggregate, be increased across such Specified Shareholders pro rata based on the then current voting power attributable to Relevant Securities, as applicable, by the same number of votes subject to reduction as described above. Such increase shall apply to all such Specified Shareholders in proportion to the voting power attributable to their Relevant Securities, at that time; provided, that such increase shall be limited as to any Specified Shareholder to the extent necessary to avoid causing such Specified Shareholder, or any of its Tax Attributed Affiliates, to be a 9.9% Shareholder. The adjustments of voting power described in this Bye-law 4.4 shall apply repeatedly until there would be no 9.9% Shareholder or until successive application would not result in any change in the voting power of any Relevant Securities.

(b)

The Board may deviate from any of the principles described in this Bye-law 4.4 and determine that Relevant Securities held by a Specified Shareholder shall carry different voting rights (or no voting rights) as it determines appropriate (1) to avoid the existence of any 9.9% Shareholder or (2) (i) to avoid adverse tax, legal or regulatory consequences to the Company or any of its Affiliates or (ii) upon the request of a Specified Shareholder, to avoid adverse tax, legal or regulatory consequences for such Specified Shareholder or any of its Affiliates or direct or indirect owners.

(c)

(i)

The Board shall have the authority to request from any Person holding, directly or indirectly, Applicable Securities or Class B Common Shares, and such Person shall provide, as promptly as reasonably practicable, such information as the Board may require for the purpose of determining whether any Person’s voting rights are to be adjusted pursuant to these Bye-laws. If such Person fails to reasonably respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Company may, in its sole and absolute discretion, determine that such Person’s Applicable Securities or Class B Common Shares shall carry no voting rights or reduced voting rights, in which case such Applicable Securities or Class B Common Shares shall not carry any voting rights or shall carry only such reduced voting rights until otherwise determined by the Company in its sole and absolute discretion.

(ii)	Any Person shall give notice to the Company within ten days following the date that such Person acquires actual knowledge that it is a Tentative

9.9% Shareholder or that its Applicable Securities are Controlled Shares of a Tentative 9.9% Shareholder.

(iii)

Notwithstanding the foregoing, no Person shall be liable to any other Person or the Company for any losses or damages resulting from a Shareholder’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request under paragraph (i) above or from such Person’s failure to give notice under paragraph (ii) above. The Board may rely on the information provided by a Person under this Bye-law 4.4(c) in the satisfaction of its obligations under this Bye-law 4.4. The Company may, but shall have no obligation to, provide notice to any Person of any adjustment to its voting power that may result from the application of this Bye-law 4.4.

4.5

(a)

The Common Shares shall be entitled to such dividends, in proportion to the number of Class A Common Shares, Class B Common Shares and Class M Common Shares held by such holder, as the Board may from time to time declare, provided, that (A) the holders of Class M-1 Common Shares shall be entitled to receive dividends declared by the Board, if any, only if, on the date of declaration of such dividend, previous Return of Investment Amounts shall have been received (or deemed received where applicable) since the date of issuance of such Class M-1 Common Shares with respect to any Class A Common Shares and Class B Common Shares in an amount equal to $10 per share (the “Group 1 Preference Amount”), (B) the holders of Class M-2 Common Shares shall be entitled to receive dividends declared by the Board, if any, only if, on the date of declaration of such dividend, previous Return of Investment Amounts shall have been received (or deemed received where applicable) since the date of issuance of such Class M-2 Common Shares with respect to any Class A Common Shares and Class B Common Shares in an amount equal to $10.77 per share (the “Group 2 Preference Amount”), (C) the holders of Class M-3 Common Shares shall be entitled to receive dividends declared by the Board, if any, only if, on the date of declaration of such dividend, previous Return of Investment Amounts shall have been received (or deemed received where applicable) since the date of issuance of such Class M-3 Common Shares with respect to any Class A Common Shares and Class B Common Shares in an amount equal to $13.46 per share (the “Group 3 Preference Amount”), (D) the holders of Class M-4 Common Shares shall be entitled to receive dividends declared by the Board, if any, only if, on the date of declaration of such dividend, previous Return of Investment Amounts shall have been received (or deemed received where applicable) since the date of issuance of such Class M-4 Common Shares with respect to any Class A Common Shares and Class B Common Shares in an amount equal to $26.00 per share (the “Group 4 Preference Amount”) and (E) the holders of any other class of Class M Common Shares shall be entitled to receive dividends declared by the Board, if any, only if, on the date of declaration of such dividend, previous Return of Investment Amounts shall have been received (or deemed received where applicable) since the initial issuance date of such Class M Common Shares with respect to any Class A Common Shares and Class B Common Shares in an amount equal to a price per share and with such priority of distribution and payment of such dividends with respect to such Class M Common Shares to be designated by the Board (collectively with the Group 1 Preference Amount, the Group 2 Preference Amount, the Group 3 Preference Amount and the Group 4 Preference Amount, the “Group M Preference Amount”);

provided, that the payment of dividends on any Class M Common Shares issued as a “restricted share” shall be subject to any vesting and other rights or limitations set forth in any applicable Company incentive plan or restricted share award agreement.

(b)

In addition to the foregoing, upon a Liquidation, after payment or provision for payment of the debts and other liabilities of the Company, distributions out of the remaining assets of the Company available for distribution to its Shareholders shall be made as follows: (i) first, the holders of the Class A Common Shares and Class B Common Shares (on a pro-rata basis based upon the number of Class A Common Shares and Class B Common Shares held by each such holder in proportion to the total number of Class A Common Shares and Class B Common Shares then outstanding), shall be entitled to receive in the aggregate all distributions until such time as aggregate distributions are made in an amount equal to the Group 1 Preference Amount to the holders of Class A Common Shares and Class B Common Shares described in such definition (less any amounts paid as dividends in respect of the Group 1 Preference Amount pursuant to clause (a) above); (ii) second, the holders of Class A Common Shares, Class B Common Shares and Class M-1 Common Shares (on a pro-rata basis based upon the number of Class A Common Shares, Class B Common Shares and Class M-1 Common Shares held by each such holder in proportion to the total number of Class A Common Shares, Class B Common Shares and Class M-1 Common Shares then outstanding), shall be entitled to receive in the aggregate all distributions until such time as aggregate distributions are made in an amount equal to the Group 2 Preference Amount to the holders of Class A Common Shares and Class B Common Shares described in such definition (less any amounts paid as dividends in respect of the Group 2 Preference Amount pursuant to clause (a) above); (iii) third, the holders of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares and Class M-2 Common Shares (on a pro-rata basis based upon the number of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares and Class M-2 Common Shares held by each such holder in proportion to the total number of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares and Class M-2 Common Shares then outstanding), shall be entitled to receive in the aggregate all distributions until such time as aggregate distributions are made in an amount equal to the Group 3 Preference Amount to the holders of Class A Common Shares and Class B Common Shares described in such definition (less any amounts paid as dividends in respect of the Group 3 Preference Amount pursuant to clause (a) above); (iv) fourth, the holders of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares, Class M-2 Common Shares and Class M-3 Common Shares (on a pro-rata basis based upon the number of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares, Class M-2 Common Shares and Class M-3 Common Shares held by each such holder in proportion to the total number of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares, Class M-2 Common Shares and Class M-3 Common Shares then outstanding), shall be entitled to receive in the aggregate all distributions until such time as aggregate distributions are made in an amount equal to the Group 4 Preference Amount to the holders of Class A Common Shares and Class B Common Shares described in such definition (less any amounts paid as dividends in respect of the Group 4 Preference Amount pursuant to clause (a) above); (v) fifth, the holders of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares, Class M-2 Common Shares, Class M-3 Common Shares and

Class M-4 Common Shares (on a pro-rata basis based upon the number of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares, Class M-2 Common Shares, Class M-3 Common Shares and Class M-4 Common Shares held by each such holder in proportion to the total number of Class A Common Shares, Class B Common Shares, Class M-1 Common Shares, Class M-2 Common Shares, Class M-3 Common Shares and Class M-4 Common Shares then outstanding), shall be entitled to receive in the aggregate all distributions until such time as aggregate distributions are made in an amount equal to the applicable Group M Preference Amount to the holders of Class A Common Shares and Class B Common Shares described in such definition (less any amounts paid as dividends in respect of such Group M Preference Amount pursuant to clause (a) above) and (vi) thereafter, the holders of Common Shares (on a pro-rata basis based upon the number of Common Shares held by each such holder in proportion to the total number of Common Shares then outstanding) shall be entitled to receive in the aggregate all distributions, subject to any preference of any other Class M Common Shares set forth in such designation.

(c)

Unless and until the Group 1 Preference Amount is satisfied, the Class A Common Shares and Class B Common Shares, which shall rank pari passu with respect to one another, shall rank senior to the Class M Common Shares in terms of dividends and only after the Group 1 Preference Amount has been fully satisfied will dividends be paid pro rata to the Class A Common Shares, the Class B Common Shares and the Class M-1 Common Shares as a whole. After the Group 1 Preference Amount has been satisfied, but unless and until the Group 2 Preference Amount is satisfied, the Class A Common Shares, Class B Common Shares and Class M-1 Common Shares, which shall rank pari passu with respect to one another, shall rank senior to the Class M-2 Common Shares in terms of dividends, and only after the Group 2 Preference Amount has been fully satisfied will dividends be paid pro rata to the Class A Common Shares, the Class B Common Shares, the Class M-1 Common Shares and the Class M-2 Common Shares as a whole. After the Group 2 Preference Amount has been satisfied, but unless and until the Group 3 Preference Amount is satisfied, the Class A Common Shares, Class B Common Shares, Class M-1 Common Shares and Class M-2 Common Shares, which shall rank pari passu with respect to one another, shall rank senior to the Class M-3 Common Shares in terms of dividends, and only after the Group 3 Preference Amount has been fully satisfied will dividends be paid pro rata to the Class A Common Shares, the Class B Common Shares, the Class M-1 Common Shares, the Class M-2 Common Shares and the Class M-3 Common Shares as a whole. After the Group 3 Preference Amount has been satisfied, but unless and until the Group 4 Preference Amount is satisfied, the Class A Common Shares, Class B Common Shares, Class M-1 Common Shares, Class M-2 Common Shares and Class M-3 Common Shares, which shall rank pari passu with respect to one another, shall rank senior to the Class M-4 Common Shares in terms of dividends, and only after the Group 4 Preference Amount has been fully satisfied will dividends be paid pro rata to the Common Shares as a whole, subject to any preference of the Class A Common Shares, the Class B Common Shares, the Class M-1 Common Shares, the Class M-2 Common Shares, the Class M-3 Common Shares and the Class M-4 Common Shares over any other series of Class M Common Shares set forth in such designation and the preference of any series of Class M Common Shares over another series of Class M Common Shares.

(d)	Notwithstanding anything to the contrary in this Bye-law 4.5, if, as a result of any applicable escrow, holdback or other similar contingency provision (collectively,

“Escrow”) contained in any transaction document governing any Liquidation, the assets and funds to be distributed upon the occurrence of such Liquidation are insufficient to permit the payment of the full applicable Group M Preference Amount that, in each case, would be payable in the absence of the Escrow, the Company shall ensure that the transaction document relating to such Liquidation shall provide that the remainder of the assets or funds upon the release of such Escrow shall be reallocated among the Class A Common Shares, Class B Common Shares, and Class M Common Shares in a manner to reflect what each such Shareholder would have received if such assets or funds had been distributed by the Company to such Shareholders in a Liquidation for cash and the proceeds thereof had been distributed in accordance with the provisions of Bye-law 4.5.

(e)

In the event of a Liquidation resulting from circumstances set forth in either clause (ii) or clause (iii) of the definition of Sale of the Company, the “remaining assets of the Company available for distribution” (as referred to in clause (b) above) shall be deemed to be the aggregate consideration to be paid to all holders of Class A Common Shares, Class B Common Shares, and Class M Common Shares participating in such Liquidation. In connection with such a Liquidation, the holders of the Class A Common Shares, Class B Common Shares and Class M Common Shares shall allocate the aggregate consideration to be paid to all such Shareholders participating in such Liquidation among such Shareholders, such that each such Shareholder shall receive the same portion of the aggregate consideration from such Liquidation that such Shareholder would have received if such aggregate consideration had been distributed by the Company in a Liquidation caused by circumstances other than those set forth in clause (ii) or clause (iii) of the definition of Sale of the Company.

(f)

If any or all of the proceeds payable to the Shareholders in connection with a Liquidation are in a form other than cash or marketable securities, the fair market value of such consideration shall be determined in good faith by the Board.

(g)

Any time a holder of Class M Common Shares (a “Subject Holder”) receives consideration pursuant to the sale or transfer of such Class M Common Shares and the applicable Group M Preference Amount has not been satisfied, such consideration shall be reallocated among the Class A Common Shares, Class B Common Shares and Class M Common Shares in a manner to reflect what each such Shareholder would have received if such aggregate consideration had been distributed by the Company to such Shareholders in a Liquidation for cash and the proceeds thereof had been distributed in accordance with the provisions of Bye-law 4.5 (a “Reallocation”). Any consideration reallocated to the Class A Common Shares and Class B Common Shares pursuant to this Bye-law 4.5(g) shall be included in determining whether, pursuant to Bye-law 4.5, dividends or distributions in an amount equal to the applicable Group M Preference Amount has been paid with respect to Class A Common Shares and Class B Common Shares. At any time after the Group 1 Preference Amount, Group 2 Preference Amount, Group 3 Preference Amount, Group 4 Preference Amount or any other Group M Preference Amount, as applicable, is satisfied following a Reallocation (on a pro forma basis without regard to any Reallocation), the Company shall pay or cause to be paid to each Subject Holder, out of amounts otherwise available for distribution to the Shareholders, an amount equal to the amount reallocated from such Subject Holder pursuant to this Bye-law 4.5(g).

4.6	The Class B Common Shares and Class M Common Shares shall be convertible into Class A Common Shares pursuant to the following terms and conditions:

(a)	The Class M Common Shares shall be convertible into Class A Common Shares in accordance with, and subject to the terms and conditions of, the award agreements governing the granting of such shares.

(b)	The Class B Common Shares shall be converted or convertible as follows:

(i)

Upon notice to the Company, a holder of Class B Common Shares may convert any or all of its Class B Common Shares into Class A Common Shares, and upon receipt of such notice by the Company such Class B Common Shares shall immediately and automatically convert into an equal number of Class A Common Shares on a one-for-one basis, by way of redemption and reissue (for the avoidance of doubt, no Class A Common Share acquired by conversion of Class B Common Shares pursuant to this provision shall be an Apollo Designated Voting Security).

(ii)

Concurrently with or immediately prior to a sale, transfer, exchange or other disposition (including by dividend or other distribution) of any Class B Common Shares by a holder thereof, such holder shall notify the Company in writing of such transfer and such Class B Common Shares shall immediately and automatically convert into an equal number of Class A Common Shares on a one-for-one basis, by way of redemption and reissue; provided, however, that no conversion shall occur with respect to Class B Common Shares transferred (i) to a member of the Apollo Group or (ii) pursuant to Bye-law 4.2(b)(ii)(A). Neither the Company nor any of its Subsidiaries shall issue or sell Class B Common Shares to any Person, other than a member of the Apollo Group.

(iii)

Upon an Apollo Termination Event or the election of the holders of a majority of the outstanding Class B Common Shares (as evidenced in writing to the Board), all outstanding Class B Common Shares shall immediately and automatically convert into an equal number of Class A Common Shares on a one-for-one basis, by way of redemption and reissue.

(iv)	For the avoidance of doubt, any Class A Common Share acquired by conversion of Class B Common Shares shall be subject to the voting restrictions set forth in Bye-laws 4.2 and 4.4.

4.7

(a)

At any time prior to an Apollo Termination Event, and upon notice to the Company, any member of the Apollo Group may convert any or all of its Class A Common Shares into Class B Common Shares, and upon receipt of such notice by the Company such Class A Common Shares shall immediately and automatically convert into an equal number of Class B Common Shares on a one-for-one basis, by way of redemption and reissue. If such member of the Apollo Group holds both Class A Common Shares and Apollo Designated Voting Securities that consist of Class A Common Shares, then such member of the Apollo Group shall specify whether, and how many, of the shares being converted into Class B Common Shares constitute Apollo Designated Voting Securities.

(b)	At any time prior to an Apollo Termination Event, in connection with its purchase of any Class A Common Shares or other voting securities (other than any Class B

Common Shares) of the Company from the Company or any other Shareholder, a member of the Apollo Group may designate, in writing to the Board, prior to such purchase, its intention that any or all such purchased Class A Common Shares or such other voting securities constitute voting Class A Common Shares or such other class or series of voting securities and such securities, when purchased by such member shall constitute voting Class A Common Shares or such other class or series of voting securities for all purposes of these Bye-laws (such designated securities, when held by a member of the Apollo Group, “Apollo Designated Voting Securities”). At the election of the holders of a majority of the Class B Common Shares as evidenced in writing to the Board, the right of any member of the Apollo Group to acquire Apollo Designated Voting Securities may be terminated, provided, that such termination shall not affect the voting rights of any Apollo Designated Voting Securities outstanding at the time of such termination.

4.8

Any Class A Common Shares or Class B Common Shares issued upon conversion of Class A Common Shares, Class B Common Shares or Class M Common Shares pursuant to Bye-laws 4.6 and 4.7 shall be subject to the terms and restrictions of these Bye-laws applicable to Class A Common Shares and Class B Common Shares, including those contained in Bye-laws 4.2, 4.3 and 4.4 (subject to any exceptions set forth in those sections, including exceptions applicable to the Apollo Group and the Apollo Designated Voting Securities).

4.9

All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

4.10

All determinations to be made in connection with the application of the provisions set forth in this Bye-law 4 shall be made by the Company in its sole discretion, and any such determination shall be binding on all Shareholders and holders of securities of the Company.

4.11

By way of example, if a holder of Class A Common Shares, who does not hold Nonvoting Class A Common Shares, and who is entitled to 50% of the economic value of the Company but is only entitled to 9.9% of the Total Voting Power pursuant to Bye-law 4.4 transfers all of such holder’s shares in equal amounts to two unaffiliated third parties (neither of whom (x) is a Disqualified Shareholder or (y) owns any Class B Common Shares), then each such third-party transferee shall be entitled to 25% of the economic value of the Company and up to 9.9% of the Total Voting Power (subject to Bye-law 4.4).

5.	Tax Restrictions

The following restrictions apply to each Shareholder or holder of Equity Securities, other than the Apollo Group:

5.1

No Shareholder or holder of Equity Securities (or, to its actual knowledge, any direct or indirect beneficial owner thereof) who is a “United States shareholder” of the Company (within the meaning of Section 953(c) of the Code), nor any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder or holder of Equity Securities (or such owner), shall at any time knowingly permit itself to be a Related Insured Entity. No Shareholder or holder of Equity Securities who is a U.S. Person, shall knowingly permit itself (or, to its actual knowledge, any direct or indirect beneficial owner thereof) to own (directly, indirectly or constructively pursuant to Section 958 of the Code) outstanding capital stock of the Company or Equity Securities possessing 50% or more of (i) the total voting power of the Common Shares or Equity Securities (excluding any Apollo Designated Voting Securities), or (ii) the total value of the Common Shares or Equity Securities. No Shareholder or holder of Equity Securities (or, to its actual knowledge, any direct or indirect beneficial owner thereof) nor any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder or holder of Equity Securities (or such owner) (in all cases, excluding any member of the Apollo Group) shall (i) acquire any interests (for this purpose, including any instrument or arrangement that is treated as an equity interest for U.S. federal income tax purposes) in AP Alternative Assets, L.P. or Apollo Global Management, LLC or (ii) make any investment, or enter into a transaction, that, to the actual knowledge of such Shareholder at the time such Shareholder, holder of Equity Securities, owner or related person becomes bound to make the investment or enter into the transaction, would cause such Shareholder, holder of Equity Securities, owner or related person, or any other U.S. Person, to own (directly, indirectly or constructively pursuant to Section 958 of the Code) outstanding capital stock of the Company or Equity Securities possessing 50% or more of (a) the total voting power of the Common Shares or Equity Securities entitled to vote or (b) the total value of the Common Shares or Equity Securities.

5.2

Notwithstanding anything contained herein to the contrary, no Shareholder shall transfer any Equity Securities if, to the actual knowledge of such Shareholder at the time of such transfer, following such transfer, in the aggregate, 19.9% or more of the total voting power of either the outstanding capital stock of the Company or Equity Securities entitled to vote or 19.9% of the total value of either the outstanding capital stock of the Company or Equity Securities would be owned directly or indirectly (under the principles of Section 953(c)(3)(A) of the Code) by one or more Persons who are either (i) both “United States shareholders” of the Company (within the meaning of Section 953(c) of the Code) and Related Insured Entities or (ii) both related to “United States shareholders” of the Company (within the meaning of Section 953(c) of the Code) and Related Insured Entities.

5.3

All determinations to be made in connection with the application of the provisions set forth in Bye-laws 5.1 through 5.2 shall be made by the Board in its sole discretion, and any such determination shall be binding on all Shareholders, it being understood that a Shareholder will in no instance be liable for monetary damages with respect to a breach of this Bye-law 5. The Board may, at any time, and from time to time, request evidence and/or require representations that the restrictions set forth in this Bye-law 5 have not, or will not, be breached. Each Shareholder agrees to furnish such evidence to the Board promptly upon request therefor. The Board may waive any provision in this Bye-law 5 with respect to any Shareholder without granting similar waivers to any other Shareholder. The Board and any particular Shareholder may agree in writing to amend the application of the provisions of this Bye-law 5 with respect to such Shareholder, and the Board shall not be required to enter into similar agreements with other Shareholders.

5.4

In the event any Shareholder or holder of Equity Securities becomes aware that there is a material risk that it, any of its direct or indirect beneficial owners and/or any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder or holder of Equity Securities (or such owner) has violated any provision contained in this Bye-law 5 (without regard to any knowledge qualifier therein), such Shareholder or holder of Equity Securities will be obligated to notify the Board as promptly as possible. In the event any Shareholder or holder of Equity Securities violates Bye-law 5.1 (without regard to any knowledge qualifier therein), at the discretion of the Board, such Shareholder or holder of Equity Securities shall, and shall cause any direct or indirect beneficial owner of such Shareholder or holder of Equity Securities and any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder or holder of Equity Securities to (x) sell some or all of its Common Shares or Equity Securities at fair market value (as mutually agreed by the Company and such Shareholder in good faith) as directed by the Board and/or (y) allow the Company to repurchase some or all of its Common Shares or Equity Securities at fair market value (as determined by the Company and such Shareholder in good faith); provided, that if the Company and such Shareholder cannot mutually agree on the fair market value of the Common Shares or Equity Securities to be sold or repurchased in accordance with this Bye-law 5.4, then fair market value shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Company and such Shareholder or holder of Equity Securities. The determination of fair market value by such investment banking firm shall be final and binding upon the parties. If the Company and such Shareholder or holder of Equity Securities are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in the City of New York, New York selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Company and such Shareholder or holder of Equity Securities, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Company and no more than three may be named by such Shareholder or holder of Equity Securities. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The selection by the arbitrator of such investment banking firm shall be final and binding upon the parties. The Company and such Shareholder or holder of Equity Securities shall each pay one-half of the fees and expenses of the investment banking firms and arbitrator (if any) used to determine the fair market value. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates. The parties shall provide to the investment banking firm, on a confidential basis, such information it reasonably requests to perform its duties.

5.5

Notwithstanding anything to the contrary herein, upon a breach of this Bye-law 5 (without regard to any knowledge qualifier therein), the breaching Shareholder or holder of Equity Securities shall be required to take any reasonable action the Board deems appropriate.

6.	Calls on Shares

6.1

The Board may make such calls as it thinks fit upon the Shareholders in respect of any moneys (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Shareholders and, if a call is not paid on or before the day appointed for payment thereof, the Shareholders may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

6.2	The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

6.3	The Company may accept from any Shareholder the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.

7.	[Reserved]

8.	Share Certificates

8.1

Every Shareholder shall be entitled to a certificate under the common seal (or a facsimile thereof) of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Shareholder and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

8.2	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

8.3

The holder of any shares of the Company, promptly upon discovery, shall notify the Company of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to such holder a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or its legal representative to give the Company a bond in such sum and with such surety or sureties as it may direct to indemnify the Company against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

9.	Fractional Shares

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

REGISTRATION OF SHARES

10.	Register of Shareholders

10.1	The Board shall cause to be kept in one or more books a Register of Shareholders and shall enter therein the particulars required by the Act.

10.2

The Register of Shareholders shall be open to inspection without charge at the Registered Office of the Company on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each Business Day be allowed for inspection. The Register of Shareholders may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

11.	Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

12.	Transfer of Registered Shares

12.1

The following transfer restrictions are in addition to any transfer restrictions that may apply pursuant to the terms of any contract or other agreement between the Shareholders as among themselves or with any third parties or that the Company may enter into with any of its Shareholders.

12.2	An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

Athene Holding Ltd. (the “Company”)

FOR VALUE RECEIVED...................[amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

DATED this [ ] day of [ ], 20[ ]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

12.3

Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Shareholders.

12.4

The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

12.5

The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Shareholder may transfer any such share to the executors or administrators of such deceased Shareholder.

12.6

The Board may in its absolute discretion refuse to register the transfer of a share if, and only if, all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have not been obtained. If the Board refuses to register a transfer of any share, the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

12.7

If a Shareholder who is a party to the Registration Rights Agreement transfers any shares which are subject to the provisions of the Registration Rights Agreement, the transferee of such shares and any subsequent transferee of those shares shall be subject to the provisions of such Registration Rights Agreement and the Board may refuse to register any such transfer that is in violation of the restrictions on transfer contained therein; provided, that no such transfer shall be prohibited by this provision or refused, and the shares subject to such transfer shall no longer be subject to the provisions of the Registration Rights Agreement or this Bye-law 12.7, to the extent that (x) such transfer was made pursuant to (i) an effective registration statement or (ii) a waiver by the Company or (y) at the time of such transfer, the shares subject to such transfer are not then currently subject to a restriction on trading or transfer pursuant to the lock-up or holdback provisions of the Registration Rights Agreement. If the Board refuses to register such a transfer, the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

13.	Transfer Agent; Registrar; Rules Respecting Certificates

13.1

The Company may maintain one or more transfer offices or agencies where shares of the Company shall be transferable. The Company may also maintain one or more registry offices where such shares shall be registered. The Board may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of share certificates in accordance with Applicable Laws and the rules of any stock exchange or quotation system on which shares of the Company may be then listed or quoted.

14.	Transmission of Registered Shares

14.1

Subject to the terms of any contracts or other agreements by and between the Shareholders or by and between the Company and any of its Shareholders, in the case of the death of a Shareholder, the survivor or survivors where the deceased Shareholder was a joint holder, and the legal personal representatives of the deceased Shareholder where the deceased Shareholder was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Shareholder’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Shareholder with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Shareholder or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Shareholder.

14.2

Any person becoming entitled to a share in consequence of the death or bankruptcy of any Shareholder may be registered as a Shareholder upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Shareholder

Athene Holding Ltd. (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Shareholder] to [number] share(s) standing in the Register of Shareholders of the Company in the name of the said [name of deceased/bankrupt Shareholder] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [ ] day of [ ], 20[ ]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

14.3

On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Shareholder. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Shareholder before such Shareholder’s death or bankruptcy, as the case may be.

14.4

Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

15.	Power to Alter Capital

15.1

The Company may if authorised by Resolution increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

15.2	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

16.	Variation of Rights Attaching to Shares

Subject to any contract or agreement by and between the Shareholders or by and between the Company and any of its Shareholders, which contains provisions affecting the rights attaching to shares of the Company, if, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class, as the case may be) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of a majority of the issued shares of that class (as the case may be) or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class, as the case may be. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

17.	Dividends

17.1

The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to all holders of Common Shares, subject to Bye-law 4.5 in proportion to the number of Common Shares held by them that are entitled to share in such dividend pursuant to Bye-law 4.5, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

17.2	In the event of a distribution in specie, the value of any distributed assets shall be the fair market value of such assets at the time of distribution as reasonably determined by the Board.

17.3

The Board may declare and pay dividends on one or more class of shares of the Company to the extent one or more classes of shares of the Company ranks senior to or has priority or a preference over another class of shares of the Company.

17.4

The Board may fix, in advance, a date as the record date for the purpose of determining the Shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of shares, or in order to make a determination of the Shareholders for the purpose of any other lawful action, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) calendar days prior to such action. If no record date is fixed by the Board, the record date for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

17.5	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

17.6

The Board may declare and make such other distributions (in cash or in specie) to the Shareholders as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

18.	Power to Set Aside Profits

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

19.	Method of Payment

19.1

Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Shareholder at such Shareholder’s address in the Register of Shareholders, or to such person and to such address as the holder may in writing direct.

19.2

In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Shareholders, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

19.3	The Board may deduct from the dividends or distributions payable to any Shareholder all moneys due from such Shareholder to the Company on account of calls or otherwise.

20.	Capitalisation

20.1

The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Shareholders.

20.2

The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Shareholders who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF SHAREHOLDERS

21.	Annual General Meetings

Subject to any provisions of the Act and the rules of any stock exchange or quotation system on which the Company’s common equity securities may be then listed or quoted, an annual general meeting shall be held by December 31 of each year at such place, date and time as shall be determined by the Board.

22.	Special General Meetings; Requisitioned General Meetings

22.1

A special general meeting may be called by the Secretary for any purpose at any time in accordance with these Bye-laws upon the request of any of (i) the Chairman, (ii) the Vice Chairman, (iii) the Chief Executive Officer of the Company or (iv) a majority of the Board.

22.2

The Board shall, on the requisition of Shareholders holding shares at the date of the deposit of the requisition not less than ten percent (10%) of the Total Voting Power, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply. Subject to applicable law, Shareholders requisitioning such special general meeting shall be responsible for all costs incurred to convene such meeting.

23.	Purposes of Annual General Meetings; Proposals of Other Business by Shareholders

23.1

At each annual general meeting, the Shareholders shall elect the members of the Board then subject to election in accordance with the procedures set forth in these Bye-laws and subject to Applicable Law and the rules of any stock exchange or quotation system on which shares of the Company may be then listed or quoted. At any such annual general meeting any other business properly brought before the meeting may be transacted.

23.2

To be properly brought before an annual general meeting, business (other than nominations of directors, which must be made in compliance with, and shall be exclusively governed by, Bye-law 40) must be (a) specified in the notice of the meeting (or any supplement thereto) given to Shareholders by or at the direction of the Board in accordance with Bye-laws 24 and 25 below, (b) otherwise properly brought before the meeting by or at the direction of the Board or (c) otherwise properly brought before the meeting by a Shareholder who (1) is a Minimum Shareholder at the time of giving of the notice provided for in this Bye-law 23 and at the time of the annual general meeting, (2) is entitled to vote at such meeting and (3) complies with the notice procedures set forth in this Bye-law 23.

23.3

For any such business to be properly brought before any annual general meeting pursuant to clause (c) of Bye-law 23.2, the Shareholder must have given timely notice thereof in writing, either by personal delivery or express or registered mail (postage prepaid), to the Secretary at the Registered Office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. However, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a Shareholder’s notice must be received by the Secretary at the Registered Office not later than the later of (x) the close of business 90 days prior to the date of such annual general meeting and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a Shareholder’s notice as described herein.

23.4	Any such notice of other business shall set forth as to each matter the Shareholder proposes to bring before the annual general meeting:

(a)

a brief description of the business desired to be brought before the annual general meeting, the reasons for conducting such business at the annual general meeting and the text of any proposal regarding such business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these Bye-laws, the text of the proposed amendment), which shall not exceed 1,000 words;

(b)

as to the Shareholder giving notice and any beneficial owner on whose behalf the proposal is made, (1) the name and address of such Shareholder (as it appears in the Register of Shareholders) and such beneficial owner on whose behalf the proposal is made, (2) the class and number of Equity Securities which are, directly or indirectly, owned beneficially or of record by any such Shareholder and by such beneficial owner, respectively, or their respective Affiliates (naming such Affiliates), as of the date of such notice, (3) a description of any agreement, arrangement or understanding (including, without limitation, any swap or other derivative or short positions, profit interests, options, hedging transactions, and securities lending or borrowing arrangement) to which such Shareholder or any such beneficial owner or their respective Affiliates is, directly or indirectly, a party as of the date of such notice (x) with respect to any Equity Securities or (y) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of share price changes (increases or decreases) for, or increase or decrease the voting power of such Shareholder or beneficial owner or any of their Affiliates with respect to Equity Securities or which may have payments based in whole or in part, directly or indirectly, on the value (or change in value) of any Equity Securities (any agreement, arrangement or understanding of a type described in this clause (3), a “Covered Arrangement”) and (4) a representation that the Shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business;

(c)

a description of any direct or indirect material interest by security holdings or otherwise of the Shareholder and of any beneficial owner on whose behalf the proposal is made, or their respective Affiliates, in such business (whether by holdings of securities, or by virtue of being a creditor or contractual counterparty of the Company or of a third party, or otherwise), and all agreements, arrangements and understandings between such Shareholder or any such beneficial owner or their respective Affiliates and any other person or persons (naming such person or persons) in connection with the proposal of such business by such Shareholder;

(d)

a representation whether the Shareholder or the beneficial owner intends or is part of a Group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s Common Shares (or other Equity Securities) required to approve or adopt the proposal and/or (ii) otherwise to solicit proxies from Shareholders in support of such proposal;

(e)

an undertaking by the Shareholder and any beneficial owner on whose behalf the proposal is made to (i) notify the Company in writing of the information set forth in clauses (b)(2), (b)(3) and (c) above as of the record date (set in accordance with Bye-law 24 below) for the meeting promptly (and, in any event, within five (5) Business Days) following the later of the record date or the date notice of the record date is first disclosed by public announcement and (ii) update such information thereafter within two (2) Business Days of any change in such information and, in any event, as of close of business on the day preceding the meeting date; and

(f)

any other information relating to such Shareholder, any such beneficial owner and their respective Affiliates that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, such proposal pursuant to Section 14 of the Exchange Act, to the same extent as if the shares of the Company were registered under the Exchange Act.

23.5

Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Bye-law 23, other than nominations for directors which must be made in compliance with, and shall be exclusively governed by, Bye-law 40, shall be deemed satisfied by a Shareholder if such Shareholder has submitted a proposal to the Company in compliance with Rule 14a-8 of the Exchange Act and such Shareholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the annual general meeting; provided, that such Shareholder shall have provided the information required by Bye-law 23.4; provided, further, that the information required by Bye-law 23.4(b) may be satisfied by providing the information to the Company required pursuant to Rule 14a-8(b) of the Exchange Act.

23.6

Notwithstanding anything in these Bye-laws to the contrary: (a) no other business brought by a Shareholder (other than the nominations of directors, which must be made in compliance with, and shall be exclusively governed by, Bye-law 40) shall be conducted at any annual general meeting except in accordance with the procedures set forth in this Bye-law 23; and (b) unless otherwise required by Applicable Law and the rules of any stock exchange or quotation system on which shares of the Company may be then listed or quoted, if a Shareholder intending to bring business before an annual general meeting in accordance with this Bye-law 23 does not (x) timely provide the notifications contemplated by clause (e) of Bye-law 23.4 above, or (y) timely appear in person or by proxy at the meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Company or any other person or entity.

Except as otherwise provided by Applicable Law or these Bye-laws, the presiding officer of any annual general meeting shall have the power and duty to determine whether any business proposed to be brought before an annual general meeting was proposed in accordance with the foregoing procedures (including whether the Shareholder solicited or did not so solicit, as the case may be, proxies in support of such Shareholder’s proposal in compliance with such Shareholder’s representation as required by clause (d) of Bye-law 23.4) and if any business is not proposed in compliance with Bye-law 23, to declare that such defective proposal shall be disregarded. The requirements of this Bye-law 23 shall apply to any business to be brought before an annual general meeting by a Shareholder other than nominations of directors (which must be made in compliance with, and shall be exclusively governed by, Bye-law 40) and other than matters properly brought under Rule 14a-8 of the Exchange Act. For purposes of these Bye-laws, “public announcement” shall mean disclosure in a press release of the Company reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed or furnished by the Company with or to the SEC pursuant to Section 13, 14 or 15(b) of the Exchange Act.

23.7

Nothing in this Bye-law 23 shall be deemed to affect any rights of (a) Shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to applicable rules and regulations under the Exchange Act or (b) the holders of any series of preferred shares, or any other series or class of shares authorised to be issued by the Company, to make proposals pursuant to any applicable provisions thereof.

Notwithstanding the foregoing provisions of this Bye-law 23, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bye-law, if applicable.

24.	Notice

24.1

Not less than 21 days’ nor more than 60 days’ notice of an annual general meeting shall be given to each Shareholder entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors up for election at that meeting will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

24.2

Not less than 21 days’ nor more than 60 days’ notice of a special general meeting shall be given to each Shareholder entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

24.3	The Board may fix any date as the record date for determining the Shareholders entitled to receive notice of and to vote at any general meeting.

24.4

A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Shareholders entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

24.5

The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

25.	Giving Notice and Access

25.1	A notice of a general meeting may be given by the Company to a Shareholder:

(a)	by delivering it to such Shareholder in person; or

(b)	by sending it by letter mail or courier to such Shareholder’s address in the Register of Shareholders; or

(c)

by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given and expressly consented to by such Shareholder to the Company for such purpose; or

(d)	in accordance with Bye-law 25.4.

25.2

Any notice required to be given to a Shareholder in connection with a general meeting shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Shareholders and notice so given shall be sufficient notice to all the holders of such shares.

25.3

Any notice in connection with a general meeting (save for one delivered in accordance with Bye-law 25.4) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means.

25.4	Where a Shareholder indicates his consent (in a form and manner satisfactory to the Board), to receive information or documents by accessing them on a website rather than by other means, or receipt in this manner is otherwise permitted by the Act, the Company may deliver such information or documents by notifying the Shareholder of the availability of such and including therein the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

25.5

In the case of information or documents delivered in accordance with Bye-law 25.4, service shall be deemed to have occurred when (i) the Shareholder is notified in accordance with that Bye-law; and (ii) the information or document is published on the website.

26.	Postponement of General Meeting

The Secretary, at the request of the Board, may postpone any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to the Shareholders before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Shareholder in accordance with these Bye-laws.

27.	Electronic Participation in Meetings

Shareholders may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

28.	Quorum at General Meetings

28.1

Unless otherwise expressly required by Applicable Law, at any general meeting, the presence in person or by proxy of Shareholders entitled to cast a majority of the Total Voting Power shall constitute a quorum for the entire meeting, notwithstanding the withdrawal of Shareholders entitled to cast a sufficient number of votes in person or by proxy to reduce the number of votes represented at the meeting below a quorum; provided, that shares of the Company belonging to the Company or any of its Subsidiaries shall neither be counted for the purpose of determining the presence of a quorum nor entitled to vote at any general meeting.

28.2

At any general meeting at which a quorum shall be present, a majority of those present in person or by proxy may adjourn the meeting from time to time without notice other than an announcement of such at the meeting. In the absence of a quorum, the officer presiding thereat pursuant to Bye-law 29 shall have power to adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting other than an announcement of such at the meeting shall not be required to be given, except as provided in Bye-law 28.4 below and except where expressly required by Applicable Law.

28.3

At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called, but only those Shareholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof unless a new record date is fixed by the Board.

28.4

If an adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in the manner specified in these Bye-laws to each Shareholder of record entitled to vote at the meeting.

29.	Chairman to Preside at General Meetings

The Chairman of the Board shall preside at all general meetings for which the Chairman is present. If the Chairman is absent, the Vice Chairman shall preside. For any meeting where both the Chairman and Vice Chairman are absent, a presiding officer shall be appointed or elected by those present at the meeting and entitled to vote.

30.	Voting on Resolutions

30.1

Other than as set forth in these Bye-laws, any question proposed for the consideration of the Shareholders at any general meeting shall be decided by the affirmative votes of a majority of the Total Voting Power cast in accordance with these Bye-laws (which for the avoidance of doubt will take into account the application of Bye-laws 4.2, 4.3 and 4.4) and in the case of an equality of votes the Resolution shall fail.

30.2

At any general meeting a Resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to these Bye-laws, every Shareholder present in person and every person holding a valid proxy at such meeting shall be entitled to such number of votes attaching to the Common Shares held by such Shareholder (which for the avoidance of doubt will take into account the application of Bye-laws 4.2, 4.3 and 4.4) and shall cast such vote by raising his hand.

30.3

In the event that a Shareholder participates in a general meeting by telephone, electronic or other communication facilities or means, the chairman of the meeting shall direct the manner in which such Shareholder may cast his vote on a show of hands.

30.4

At any general meeting, if an amendment is proposed to any Resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

30.5

At any general meeting, a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

31.	[Reserved.]

32.	Power to Demand a Vote on a Poll

32.1	Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	any Shareholder or Shareholders or Group present in person or represented by proxy and holding between them not less than 10% of the Total Voting Power; or

(c)

any Shareholder or Shareholders present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than 10% of the total amount paid up on all such shares conferring such right.

32.2	Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares (which for the avoidance of doubt will take into account the application of Bye-laws 4.2, 4.3 and 4.4), every person present at such meeting shall have the number of votes corresponding to each such Common Share of which such person is the holder or for which such person holds a proxy, and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Shareholders are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

32.3

A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

32.4

Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Shareholders or proxy holders appointed by the chairman of the meeting for the purpose and the result of the poll shall be declared by the chairman of the meeting.

33.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Shareholders.

34.	Instrument of Proxy

34.1	Any Shareholder entitled to vote at any general meeting may vote either in person or by his or her attorney-in-fact or proxy.

34.2	An instrument appointing a proxy shall be in writing in substantially the following form or such other form as the Board or the chairman of the meeting shall accept:

Proxy

Athene Holding Ltd. (the “Company”)

I/We, [insert names here], being a Shareholder of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Shareholders to be held on the [    ] day of [    ], 20[    ] and at any adjournment thereof. (Any restrictions on voting to be inserted here.)

Signed this [    ] day of [    ], 20[    ]

Shareholder(s)

34.3

The instrument appointing a proxy must be received by the Company at the Registered Office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid.

34.4	A Shareholder who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

34.5	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

35.	Representation of Corporate Shareholder

A corporation which is a Shareholder may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Shareholder, and that Shareholder shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

36.	Adjournment of General Meeting

The chairman of a general meeting may, with the consent of the Shareholders at any general meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting. Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Shareholder entitled to attend and vote thereat in accordance with these Bye-laws.

37.	Written Resolutions of Shareholders

37.1

Subject to these Bye-laws, anything which may be done by resolution of the Company in a general meeting or by resolution of a meeting of any class of the Shareholders may, without a meeting, be done by written resolution in accordance with this Bye-law.

37.2

Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Shareholders who would be entitled to attend a meeting and vote thereon. The accidental omission to give notice to, or the non-receipt of a notice by, any Shareholder does not invalidate the passing of a resolution.

37.3

A written resolution is passed when it is signed by, or in the case of a Shareholder that is a corporation, on behalf of, the Shareholders who at the date that the notice is given represent more than 55% of the Total Voting Power.

37.4	A resolution in writing may be signed in any number of counterparts.

37.5

A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Shareholders, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Shareholders voting in favour of a resolution shall be construed accordingly.

37.6	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

37.7	This Bye-law shall not apply to:

(a)	a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office.

37.8

For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Shareholder that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Shareholder whose signature results in the necessary Total Voting Power being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

38.	Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

39.	Election of Directors

39.1

Directors shall be elected or appointed in the first place at the statutory meeting of the Company and, except in the case of a casual vacancy or removal, shall hold office until the annual general meeting at which such Director’s term is due to expire.

39.2

Any vote of Shareholders taken in respect of Director elections shall be in compliance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, to the same extent as if the shares of the Company were registered under the Exchange Act.

39.3	For the avoidance of doubt, any Shareholder participating in the election of Directors shall be subject to the limitations on voting rights described in Bye-laws 4.2, 4.3 and 4.4.

40.	Nomination of Directors for Election

40.1

Nominations of persons for election as Directors may be made at an annual general meeting only by (a) the Board or (b) by any Shareholder of the Company who (1) is a Minimum Shareholder at the time of giving of the notice provided for in this Bye-law 40 and at the time of the annual general meeting, (2) is entitled to vote for the election of Directors at such annual general meeting and (3) complies with the notice procedures set forth in this Bye-law 40. Notwithstanding anything to the contrary set forth in these Bye-laws, clause (b) of this Bye-law 40.1 shall be the exclusive means for a Shareholder to make nominations of persons for election to the Board at an annual general meeting.

40.2

Any Shareholder entitled to vote for the election of Directors may nominate a person or persons for election as Directors only if written notice of such Shareholder’s intent to make such nomination is given in accordance with the procedures set forth in this Bye-law 40, either by personal delivery or express or registered mail (postage prepaid), to the Secretary at the Registered Office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. However, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a Shareholder’s notice must be received by the Secretary at the

Registered Office not later than the later of (x) the close of business 90 days prior to the date of such annual general meeting and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a Shareholder’s notice as described herein. Shareholders may nominate a person or persons (as the case may be) for election to the Board only as provided in this Bye-law and only for such class(es) or slate(s) as are specified in the Company’s notice of meeting as being up for election at such annual general meeting.

40.3	Each such notice of a Shareholder’s intent to make a nomination of a Director shall set forth:

(a)

as to the Shareholder giving notice and any beneficial owner on whose behalf the nomination is made, (1) the name and address of such Shareholder (as it appears in the Register of Shareholders) and any such beneficial owner on whose behalf the nomination is made, (2) the class and number of Equity Securities which are, directly or indirectly, owned beneficially and of record by such Shareholder and any such beneficial owner, respectively, or their respective Affiliates (naming such Affiliates), as of the date of such notice, (3) a description of any Covered Arrangement to which such Shareholder or beneficial owner, or their respective Affiliates, directly or indirectly, is a party as of the date of such notice, (4) any other information relating to such Shareholder and any such beneficial owner that would be required to be disclosed in a proxy statement in connection with a solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (5) a representation that the Shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in such Shareholder’s notice;

(b)

a description of all arrangements or understandings between the Shareholder or any beneficial owner, or their respective Affiliates, and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder;

(c)

a representation whether the Shareholder or the beneficial owner is or intends to be part of a Group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s Common Shares (or other Equity Securities) required to elect the Director or Directors nominated and/or (ii) otherwise to solicit proxies from Shareholders in support of such nomination or nominations;

(d)

as to each person whom the Shareholder proposes to nominate for election or reelection as a Director, (1) all information relating to such person as would have been required to be included in a proxy statement filed in connection with a solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (2) a description of any Covered Arrangement to which such nominee or any of his or her Affiliates is a party as of the date of such notice, (3) the written consent of each nominee to being named in the proxy statement as a nominee and to serving as a Director if so elected and (4) whether, if elected, the nominee intends to tender any advance resignation notice(s) requested by the Board in connection with subsequent elections, such advance resignation to be contingent upon the nominee’s failure to receive a majority vote and acceptance of such resignation by the Board; and

(e)

an undertaking by the Shareholder of record and each beneficial owner, if any, to (i) notify the Company in writing of the information set forth in clauses (a)(2), (a)(3), (b) and (d) above as of the record date for the meeting promptly (and, in any event, within five (5) Business Days) following the later of the record date or the date notice of the record date is first disclosed by public announcement and (ii) update such information thereafter within two (2) Business Days of any change in such information and, in any event, as of close of business on the day preceding the meeting date.

40.4

No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth in these Bye-laws. Except as otherwise provided by Applicable Law or these Bye-laws, the presiding officer of any meeting of Shareholders to elect Directors or the Board may, if the facts warrant, determine that a nomination was not made in compliance with the foregoing procedure or if the Shareholder solicits proxies in support of such Shareholder’s nominee(s) without such Shareholder having made the representation required by clause (c) of Bye-law 40.3; and if the presiding officer or the Board should so determine, it shall be so declared to the meeting, and the defective nomination shall be disregarded. Notwithstanding anything in these Bye-laws to the contrary, unless otherwise required by Applicable Law or the rules of any stock exchange or quotation system on which shares of the Company may be then listed or quoted, if a Shareholder intending to make a nomination at a general meeting in accordance with this Bye-law 40 does not (i) timely provide the notifications contemplated by clause (e) of Bye-law 40.3, or (ii) timely appear in person or by proxy at the annual general meeting to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company or any other person or entity.

40.5

Notwithstanding the foregoing provisions of this Bye-law 40, any Shareholder intending to make a nomination at an annual general meeting in accordance with this Bye-law 40, and each related beneficial owner, if any, shall also comply with all requirements of the Exchange Act and the rules and regulations thereunder applicable to the same extent as if the shares of the Company were registered under the Exchange Act with respect to the matters set forth in these Bye-laws; provided, however, that any references in these Bye-laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations made or intended to be made in accordance with clause (b) of Bye-law 40.1.

40.6

Nothing in this Bye-law 40 shall be deemed to affect any rights of the holders of any series of preferred shares, or any other series or class of shares authorised to be issued by the Company, to elect directors pursuant to the terms thereof.

40.7

To be eligible to be a nominee for election or reelection as a Director pursuant to Bye-law 40.1(b), a person must deliver (not later than the deadline prescribed for delivery of notice) to the Secretary at the Registered Office a written questionnaire prepared by the Company with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person: (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director, with such person’s duties under Applicable Law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein; (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director, and will comply with, Applicable Law and corporate governance, conflict of interest, corporate opportunity, confidentiality and stock ownership and trading policies and guidelines of the Company that are applicable to Directors generally and (iv) if elected as a Director, will act in the best interests of the Company and its Shareholders and not in the interest of any individual constituency. The Nominating and Governance Committee shall review all such information submitted by the Shareholder with respect to the proposed nominee and determine whether such nominee is eligible to act as a Director. The Company and the Nominating and Governance Committee may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an Independent Director or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee.

40.8

At each annual general meeting of the Shareholders for the election of Directors at which a quorum is present, each Director or slate of Directors shall be elected by the vote of the majority of the votes cast with respect to the Director or slate, excluding abstentions. For purposes of this Bye-law 40.8, a majority of the votes cast shall mean that the number of shares voted “for” a Director or slate of Directors must exceed the number of votes “against” that Director or slate of Directors.

40.9

At the request of the Board, any person nominated for election as a director of the Company shall furnish to the Secretary the information that is required to be set forth in a Shareholders’ notice of nomination pursuant to Bye-law 40.

40.10

Any Shareholder proposing to nominate a person or persons for election shall be responsible for, and bear the costs associated with, soliciting votes from any other voting Shareholder and distributing materials to such Shareholders prior to the annual general meeting in accordance with these Bye-laws and applicable SEC rules. A Shareholder shall include any person or persons such Shareholder intends to nominate for election in its own proxy statement and proxy card.

40.11

Unless prohibited by Applicable Law, the Company shall promptly (but in any event within five (5) Business Days of receipt of written request from any Shareholder proposing to nominate a person or persons for election) provide to such proposing Shareholder the names and addresses of all persons and entities who are record holders of the Company’s shares, other than Class M Common Shares (the “Other Holders”), provided, that if any Other Holder has requested that its identity or address be kept confidential, then the Company shall (at the expense of such Shareholder) promptly (but in any event within five (5) Business Days of receipt of a written request) forward to such Other Holder any materials provided by such Shareholder in relation to the person or persons such Shareholder intends to nominate for election and a notice requesting that such Other Holder contact such Shareholder.

41.	[Reserved]

42.	Number of Directors

The number of Directors which shall constitute the entire Board shall be such as from time to time shall be determined by Resolution adopted by a majority of the entire Board, but the number shall not be less than two or more than seventeen; provided, that the tenure of a Director shall not be affected by a decrease in the number of Directors so made by the Board.

43.	Term of Office of Directors

The Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the number of Directors constituting the Board, Class I to hold office initially for a term expiring at the annual general meeting to be held in 2016, Class II to hold office initially for a term expiring at the annual general meeting to be held in 2017, and Class III to hold office initially for a term expiring at the annual general meeting to be held in 2018. At each succeeding annual general meeting beginning in 2016, successors to the class of Directors whose term expires at that annual general meeting shall be elected for a three (3) year term with each Director to hold office in such class until his or her successor shall have been duly elected and qualified, or until such Director’s earlier death, resignation or removal. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class or from the removal from office, death, disability, resignation or disqualification of a Director or other cause shall hold office for a term that shall coincide with the remaining term of that class, but in no event will a decrease in the authorised number of Directors shorten the term of any incumbent Director.

44.	Removal of Directors

44.1

Subject to any provision to the contrary in these Bye-laws, a director may only be removed for cause and not otherwise. The removal of a director for cause shall be effected either (i) by the Board by affirmative vote of a majority of the Directors at any duly called meeting of the Board or (ii) by the Shareholders holding a majority of the Total Voting Power at any general meeting called and held in accordance with these Bye-laws. For purposes of this Bye-law 44.1, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute or which results in a material financial detriment to the Company.

44.2

If a Director is removed from the Board under this Bye-law 44, the Board may fill the vacancy. Persons appointed by the Board to fill a vacancy shall be approved by an affirmative vote of a majority of the Board and shall be subject to election at the immediately succeeding annual general meeting.

45.	Vacancy in the Office of Director

45.1	The office of Director shall be vacated immediately if the Director:

(a)	is prohibited from being a Director by law;

(b)	is or becomes bankrupt or insolvent;

(c)	is or becomes of unsound mind or a patient for any purpose of any statute or Applicable Law relating to mental health and the Board resolves that his office is vacated, or dies;

(d)	by virtue of holding the office of Director causes the Company to be taxed in an adverse manner; or

(e)	resigns his office by notice to the Secretary.

45.2	If there is a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director, or on account of an increase in the number of members of the Board or a failure to elect a Director at an annual general meeting, the Board may appoint any person as a Director on an interim basis until the next annual general meeting, provided, that such person has been approved to serve as a Director by the Nominating and Governance Committee. The Board vacancy shall be submitted to a vote at the next succeeding annual general meeting irrespective of class.

46.	Remuneration of Directors

The remuneration (if any) of the Directors shall be determined by the Board or an appropriate committee thereof delegated by the Board. The Directors shall also be paid all reasonable travel, hotel and related expenses incurred by them in attending and returning from the meetings of the Board, any committee appointed by the Board, general meetings, or in connection with the business of the Company or their duties as Directors generally. The Company shall also bear reasonable travel, hotel and related expenses incurred by any advisors to the Board related to such matters.

47.	Defect in Appointment

All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

48.	Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

49.	Powers of the Board of Directors

The Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)

exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)	designate a Chairman of the Board (the “Chairman”) and a Vice Chairman of the Board (the “Vice Chairman”);

(d)

appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(e)

appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(f)	by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the

Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(g)	procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(h)

delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided, that every such committee shall conform to such directions as the Board shall impose on them; and provided, further, that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(i)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(j)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(k)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(l)

authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

50.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the Registered Office of the Company a Register of the Directors and Officers of the Company and shall enter therein the particulars required by the Act.

51.	Appointment of Officers

The Board may appoint such officers (who may or may not be Directors) as the Board may determine.

52.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

53.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

54.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may determine.

55.	Conflicts of Interest

55.1

Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company and such Director or such Director’s firm, partner or company shall be entitled to remuneration as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director’s firm, partner or company to act as Auditor to the Company.

55.2	A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

55.3

Following a declaration being made pursuant to this Bye-law, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum for such meeting and, to the fullest extent permitted by Applicable Law, the interested Director shall not be liable to account to the Company for any profit realized thereby. To the fullest extent permitted by Applicable Law, in the event that one or more interested Directors are disqualified or elect to be recused from voting on a matter, or one or more Directors are later found to have an interest or conflict that should have been declared, the matter shall be approved or stand approved if it is or was approved by a majority of the votes cast by the Directors that do not have any interest or conflict in the matter, even if less than a quorum.

55.4

Subject to the Act and any further disclosure required thereby, a general notice to the Directors by a Director or officer declaring that he is a director or officer or has an interest in any business entity and is to be regarded as interested in any transaction or arrangement made with that business entity shall be sufficient declaration of interest in relation to any transaction or arrangement so made.

55.5	This Bye-law 55 shall be subject to any U.S. securities laws and the rules of any exchange or quotation system on which the Company’s shares are then listed.

56.	Indemnification and Exculpation

56.1

To the fullest extent permitted by Applicable Law, but subject to the limitations expressly provided in this Bye-law 56, (i) the past, present and future (x) Directors, Resident Representative, Secretary and other Officers (such term to include any person appointed to any committee by the Board), (y) any consultants participating in any Company equity incentive plan, and (z) liquidators or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any Subsidiary thereof, (ii) any Person who is or was an employee or agent of the Company or a director, officer, employee or agent of any of the Company’s Subsidiaries and who, while an employee or agent of the Company or a director, officer, employee or agent of any of the Company’s Subsidiaries, is or was also an officer, director, employee, managing director, general or limited partner, manager, member, shareholder, agent or other Affiliate of any member of the Apollo Group or of any Affiliate of any member of the Apollo Group (other than the Company and its Subsidiaries) and (iii) any other Person who, while a Director or Officer, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise, nonprofit entity or other entity, including service with respect to employee benefit plans (each, a “Covered Person”) shall be indemnified and secured harmless by the Company from and against all Liabilities and Expenses arising from any and all threatened, pending or completed Proceedings, in which any Covered Person may be involved, or is threatened to be involved, as a party or otherwise, by reason of (A) in the case of any Covered Person described in the preceding clauses (i) and

(iii), its status as a Covered Person or (B) in the case of any Covered Person described in the preceding clause (ii), the fact that such Covered Person is or was an employee or agent of the Company, or is or was a director, officer, employee or agent of any of the Company’s Subsidiaries, acting in relation to the affairs of the Company or any such Subsidiary, whether arising from acts or omissions to act occurring before or after the date of the adoption of these Bye-laws; provided, however, that a Covered Person shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Covered Person is seeking indemnification pursuant to this Bye-law 56, the Covered Person acted fraudulently and/or dishonestly in relation to the Company; provided further, subject in all respects to Bye-law 56.12, no Covered Person shall be entitled to indemnification from the Company (nor any amounts provided for under Bye-law 56.2) for any acts or omissions of such Covered Person in such Covered Person’s role as a director, officer, consultant, representative or agent of AAM. Notwithstanding the preceding sentence, except as otherwise described in Bye-law 56.10, the Company shall be required to indemnify a Person described in such sentence in connection with any Proceeding (or part thereof) commenced by such Person only if the commencement of such Proceeding (or part thereof) by such Person was authorised by the Board. To the fullest extent permitted by Applicable Law, each Shareholder agrees to waive any claim or right of action such Shareholder might have, whether individually or by or in right of the Company, against any Covered Person on account of any action taken by such Covered Person, or the failure of such Covered Person to take any action in the performance of such Covered Person’s duties with or for the Company or any subsidiary thereof; provided, that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company or its Subsidiaries which may attach to such Covered Person.

56.2

To the fullest extent permitted by Applicable Law, Expenses incurred by a Covered Person in appearing at, participating in or defending any indemnifiable Proceeding pursuant to this Bye-law 56 shall, from time to time, be advanced by the Company prior to a final and non-appealable disposition of the Proceeding in which it is determined that the Covered Person is not entitled to be indemnified upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it ultimately shall be determined that the Covered Person is not entitled to be indemnified pursuant to this Bye-law 56. Notwithstanding the immediately preceding sentence, except as otherwise provided in Bye-law 56.10, the Company shall be required to indemnify a Covered Person pursuant to the immediately preceding sentence in connection with any Proceeding (or part thereof) commenced by such Person only if the commencement of such Proceeding (or part thereof) by such Person was authorised by the Board.

56.3

The indemnification and advancement of Expenses provided by this Bye-law 56 shall be in addition to any other rights to which a Covered Person may be entitled under these Bye-laws or any agreement between the Company and such Covered Person, pursuant to a vote of a majority of disinterested Directors with respect to such matter, as a matter of law, in equity or otherwise, both as to actions in the Covered Person’s capacity as a Covered Person and as to actions in any other capacity, and shall continue as to a Covered Person who has ceased to serve in such capacity.

56.4

The Company may purchase and maintain insurance on behalf of a Covered Person, and such other Persons as the Board shall determine, against any Liability that may be asserted against, or Expense that may be incurred by, such Person in connection with the Company’s activities or any such Person’s activities on behalf of the Company, regardless of whether the Company would have the power to indemnify such Person against such Liability or Expense under the provisions of these Bye-laws or Applicable Law.

56.5

For purposes of this Bye-law 56 (i) the Company shall be deemed to have requested a Covered Person to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Company also imposes duties on, or otherwise involves services by, such Covered Person to the plan or participants or beneficiaries of the plan and (ii) excise taxes assessed on a Covered Person with respect to an employee benefit plan pursuant to Applicable Law shall constitute “fines” within the meaning of “Liabilities”.

56.6

A Covered Person shall not be denied indemnification in whole or in part under this Bye-law 56 because the Covered Person had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by these Bye-laws.

56.7

Except with respect to any Shareholder Affiliate, which shall be a third party beneficiary of the rights set forth in Bye-law 56.12, the provisions of this Bye-law 56 are for the benefit of the Covered Persons and their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

56.8

Each Covered Person shall, in the performance of his, her or its duties, be fully protected in relying in good faith upon the records of the Company and on such information, opinions, reports or statements presented to the Company by any of the Officers, Directors or employees of the Company, or any of the officers, directors or employees of the Company’s Subsidiaries, or committees of the Board, or by any other Person (including legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by or on behalf of it) as to matters such Covered Person reasonably believes are within such other Person’s professional or expert competence.

56.9

No amendment, modification or repeal of this Bye-law 56 or any provision hereof or, to the fullest extent permitted by Applicable Law, any modification of Applicable Law, shall in any manner terminate, reduce or impair the right of any past, present or future Covered Person to be indemnified or to have such Covered Person’s Expenses advanced by the Company, nor the obligations of the Company to indemnify or advance Expenses to any such Covered Person under and in accordance with the provisions of this Bye-law 56 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or-in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

56.10

If a claim for indemnification (following the final disposition of the Proceeding for which indemnification is being sought) or advancement of Expenses under this Bye-law 56 is not paid in full within thirty (30) days after a written claim therefor by any Covered Person has been received by the Company, such Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the Expenses of prosecuting such claim, including reasonable attorneys’ fees.

56.11

This Bye-law 56 shall not limit the right of the Company, to the extent and in the manner permitted by Applicable Law, to indemnify and to advance Expenses to, and purchase and maintain insurance on behalf of Persons other than Covered Persons.

56.12

The Company hereby acknowledges that the indemnitees under this Bye-law 56 (the “Indemnified Persons”) may have certain rights to indemnification, advancement of Expenses and/or insurance provided by shareholders, members of the Apollo Group, or other Affiliates of the Company or Affiliates of members of the Apollo Group (“Shareholder Affiliates”) separate from the indemnification and advancement of Expenses provided by the Company under these Bye-laws. The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to the Indemnified Persons under these Bye-laws are primary and any obligation of any Shareholder Affiliate to advance Expenses or to provide indemnification for the same Expenses or Liabilities incurred by the Indemnified Persons are secondary), (ii) that the Company shall be required to advance the full amount of Expenses incurred by the Indemnified Persons and shall be liable for the full amount of all Expenses and Liabilities paid in settlement to the extent legally permitted and as required by Bye-law 56, without regard to any rights the Indemnified Persons may have against any Shareholder Affiliate, and (iii) that the Company irrevocably waives, relinquishes and releases the Shareholder Affiliates from any and all claims against the Shareholder Affiliates for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by any Shareholder Affiliate on behalf of a Indemnified Person with respect to any claim for which such Indemnified Person has sought indemnification from the Company pursuant to Bye-law 56 shall affect the foregoing and the Shareholder Affiliates shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Indemnified Person against the Company. For the avoidance of doubt, no Person providing directors’ or officers’ or similar insurance obtained or maintained by or on behalf of the Company, and of its Affiliates or any of the foregoing’s respective Subsidiaries, including any Person providing such insurance obtained or maintained pursuant to Bye-law 56.4, shall be, or be deemed to be, a Shareholder Affiliate.

56.13

No Covered Person shall be personally liable either to the Company or to any of its Shareholders for monetary damages for breach of fiduciary duty as a Covered Person, except to the extent such exemption from liability or limitation thereof is not permitted under Applicable Law as the same exists or may hereafter be amended. Any amendment, modification or repeal of this Bye-law inconsistent with the foregoing sentence shall not adversely affect any right or protection of a Covered Person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

56.14	Any Person purchasing or otherwise acquiring any interest in any shares of the Company shall be deemed to have notice of and to have consented to the provisions of this Bye-law 56.

56.15

This Bye-law 56 may not be rescinded, altered or amended (a) unless in accordance with the Act and (b) until the same has been approved by the Board and at least 50% of the Total Voting Power (which for the avoidance of doubt will take into account the application of Bye-laws 4.2, 4.3 and 4.4).

BUSINESS OPPORTUNITIES

57.	Business Opportunities

57.1

To the fullest extent permitted by Applicable Law, the Company, on behalf of itself and its Subsidiaries, other than its Subsidiaries that are insurance companies which are regulated by a governmental entity (“Insurance Subsidiaries”), waives and renounces any right, interest or expectancy of the Company and/or its Subsidiaries, other than its Insurance Subsidiaries, in, or in being offered an opportunity to participate in, business opportunities of any kind, nature or description that are from time to time presented to (x) any member of the Apollo Group or an Affiliate of any member of the Apollo Group (other than the Company and its Subsidiaries), (y) any of the Directors or any of their respective Affiliates (other than the Company and its Subsidiaries), or (z) any Officer, employee or agent of the Company, or any director, officer, employee or agent of any of the Company’s Subsidiaries, who is also, and is presented such business opportunity in his or her capacity as, an officer, director, employee, managing director, general or limited partner, manager, member, shareholder, agent or other Affiliate of any member of the Apollo Group or of any Affiliate of any member of the Apollo Group (other than the Company and its Subsidiaries), in the case of each of clauses (x), (y) and (z), excluding the Chief Executive Officer of the Company (the Persons described in clauses (x), (y) and (z), “Specified Parties” and each, a “Specified Party”), or of which any Specified Parties have or gain knowledge, whether or not the opportunity is competitive with the business of the Company or its Subsidiaries or in the same or similar lines of business as the Company or its Subsidiaries or one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each Specified Party shall have no duty (statutory, fiduciary, contractual or otherwise) to communicate or offer such business opportunity to the Company and, to the fullest extent permitted by Applicable Law, shall not be liable to the Company or any of its Subsidiaries, other than its Insurance Subsidiaries, for breach of any statutory, fiduciary, contractual or other duty, as a Director, Officer, employee or agent of the Company, or a director, officer, employee or agent of any of the Company’s Subsidiaries, as the case may be, or otherwise, by reason of the fact that such Specified Party pursues or acquires such business opportunity, directs such business opportunity to another Person or fails to present or communicate such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries. Notwithstanding the foregoing, the Company and its Subsidiaries do not renounce any right, interest or expectancy in any business opportunity offered to a Specified Party who is a Director or Officer if such business opportunity is expressly offered for the Company or its Subsidiaries to such person solely in his or her capacity as a Director or Officer (a “Company Opportunity”); provided, however, that all of the protections of this Bye-law 57 shall otherwise apply to the Specified Parties with respect to such Company Opportunity, including the ability of the Specified Parties to pursue or acquire such Company Opportunity, directly or indirectly, or to direct such Company Opportunity to another person, if and to the extent that the Company or the applicable Subsidiary of the Company, as applicable, determines not to pursue such Company Opportunity or if it is subsequently determined by the Board or any committee thereof (or board of directors or other governing body of such Subsidiary or any committee thereof), or by any court of competent jurisdiction, that the business opportunity was not in the line of business of the Company or such Subsidiary, as applicable, was not of material or practical advantage to the Company or such Subsidiary, as applicable, or was one that the Company or such Subsidiary, as applicable, was not financially capable of undertaking. For the avoidance of doubt, notwithstanding anything to the contrary set forth herein or otherwise, to the fullest extent permitted by Applicable Law, the Company, on behalf of itself and its Subsidiaries, other than its Insurance Subsidiaries, hereby waives and renounces any right, interest or expectancy of the Company or its Subsidiaries to participate in or be offered an opportunity to participate in any business or business opportunity of any member of the Apollo Group or its Affiliates (other than the Company and its Subsidiaries), except to the extent such right, interest or expectancy is expressly granted to the Company or any of its Subsidiaries under a binding agreement between or among the Company and/or its Subsidiaries, on the one hand, and any member of the Apollo Group or its Affiliates (other than the Company and its Subsidiaries), on the other hand.

57.2

No amendment, modification or repeal of this Bye-law 57 or any provision hereof or, to the fullest extent permitted by Applicable Law, any modification of Applicable Law, shall in any manner terminate, reduce or impair the right of any Person under and in accordance with the provisions of this Bye-law 57 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

57.3

This Bye-law 57 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any Specified Party under any agreement, these Bye-laws, vote of the Board, Applicable Law or otherwise.

57.4	Any Person purchasing or otherwise acquiring any interest in any shares of the Company shall be deemed to have notice of and to have consented to the provisions of this Bye-law 57.

57.5

Notwithstanding anything to the contrary herein, under no circumstances shall the provisions of this Bye-law 57 (other than this Bye-law 57.5) apply to (or result in or be deemed to result in a limitation or elimination of) any duty (contractual, fiduciary or otherwise, whether at law or in equity) owed by any Specified Party who is also an Officer, employee or agent of the Company, or any director, officer, employee or agent of any of its Subsidiaries (other than any such Specified Party who is also an officer, director, employee, managing director, general or limited partner, manager, member, shareholder, agent or other Affiliate of any member of the Apollo Group or of any Affiliate of any member of the Apollo Group (other than the Company and its Subsidiaries)), and any business opportunity waived or renounced by any Person pursuant to such other provisions of this Bye-law 57 shall be expressly reserved and maintained (and shall not be waived or renounced) by such Person as to any such Specified Party.

57.6

This Bye-law 57 may not be rescinded, altered or amended (a) unless in accordance with the Act and (b) until the same has been approved by the Board and at least 50% of the Total Voting Power (which for the avoidance of doubt will take into account the application of Bye-laws 4.2, 4.3 and 4.4).

MEETINGS OF THE BOARD OF DIRECTORS

58.	Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes cast the resolution shall fail.

59.	Notice of Board Meetings

Upon the requisition of (i) the Chairman or Vice Chairman of the Board, (ii) a majority of the Directors, (iii) the Chief Executive Officer of the Company or (iv) a majority of the Independent Directors, the Secretary shall summon a meeting of the Board. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.

60.	Electronic Participation in Meetings

Subject to Applicable Law, Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

61.	Quorum at Board Meetings

The quorum necessary for the transaction of business at a meeting of the Board shall be two (2) Directors; provided, that at any meeting where only two (2) Directors are in attendance any Board action taken at such meeting must be approved unanimously.

62.	Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

63.	Chairman to Preside

Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, shall act as chairman at all meetings of the Board at which such person is present. In his absence a chairman shall be appointed or elected by the Directors present at the meeting.

64.	Written Consent

A written consent signed by all the Directors, which may be in counterparts, shall be as valid as if a resolution in respect thereof had been passed at a meeting of the Board duly called and constituted, such written consent to be effective on the date on which the last Director signs such written consent.

65.	Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in a general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CONFLICTS

66.	Resolution of Conflicts

For so long as any Class B Common Shares remain outstanding, none of the Company or any of its Subsidiaries shall enter into or amend any contract or agreement with a member of the Apollo Group, unless such contract or agreement or amendment is:

(a)

fair and reasonable to the Company and its Subsidiaries, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to the Company and its Subsidiaries); or

(b)	entered into on an arm’s-length basis; or

(c)	approved by a majority of the disinterested Directors; or

(d)	approved by the holders of a majority of the issued and outstanding Class A Common Shares; or

(e)	approved by the Conflicts Committee in accordance with its charter and guidelines as they may be amended from time to time.

Notwithstanding the above, all Apollo Conflicts, as defined in the charter of the Conflicts Committee, shall be approved by the Conflicts Committee unless such conflict is specifically exempted from approval in accordance with the Conflicts Committee charter and guidelines as they may be amended from time to time.

67.	Conflicts Committee

67.1	The Board shall constitute a committee comprised solely of Directors who are not general partners, directors, managers, officers or employees of the Apollo Group (the “Conflicts Committee”).

67.2

The Conflicts Committee shall consist of up to five (5) individuals designated by the Board. The Conflicts Committee shall have a chairman, who shall be designated by the Board or, if the Board so delegates, by the Conflicts Committee. The vote necessary to approve any action at a meeting of the Conflicts Committee shall be a majority of the entire Conflicts Committee.

67.3

The Conflicts Committee may meet in person, by telephone or video conference call or in any other manner in which the Board is permitted to meet under Applicable Law and may also take action by written consent of the number and identity of Conflicts Committee members who have not less than the minimum number of votes that would be necessary to take such action at a meeting at which all Conflicts Committee members entitled to vote were present and voted.

67.4

The Conflicts Committee, upon the affirmative vote of a majority of the entire Committee, shall have the authority to engage consultants to assist in the evaluation of conflicts matters. It shall have the sole authority to retain and terminate any such consultants, including sole authority to approve the consultants’ fees and other retention terms; provided, that fees and expenses incurred in connection with the engagement of any such consultant are reasonable.

CORPORATE RECORDS

68.	Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Shareholders, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

69.	Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the Registered Office of the Company.

70.	Form and Use of Seal

70.1	The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

70.2

A seal may, but need not, be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

70.3	A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

71.	Books of Account

71.1	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

71.2

Such records of account shall be kept at the principal place of business of the Company, or subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

72.	Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

AUDITS

73.	Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

74.	Appointment of Auditor

74.1

Subject to the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Shareholders shall be appointed by them as Auditor of the accounts of the Company.

74.2	The Auditor may be a Shareholder but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

75.	Remuneration of Auditor

Save in the case of an Auditor appointed pursuant to Bye-law 80, the remuneration of the Auditor shall be fixed by the Company in a general meeting or in such manner as the Shareholders may determine. In the case of an Auditor appointed pursuant to Bye-law 80, the remuneration of the Auditor shall be fixed by the Board.

76.	Duties of Auditor

76.1

The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

76.2

The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

77.	Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

78.	Financial Statements

Subject to any rights to waive laying of accounts pursuant to the Act, financial statements as required by the Act shall be laid before the Shareholders in a general meeting.

79.	Distribution of Auditor’s Report

The report of the Auditor shall be submitted to the Shareholders in a general meeting.

80.	Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the Auditor.

VOLUNTARY WINDING-UP AND DISSOLUTION

81.	Winding-Up

Subject to Bye-law 4 and any agreement contemplated by Bye-law 1.5 to the contrary, if the Company shall be wound up the liquidator may, with the sanction of a Resolution, divide amongst the Shareholders in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. Subject to Bye-law 4 and any agreement contemplated by Bye-law 1.5 to the contrary, the liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Shareholders as the liquidator shall think fit, but so that no Shareholder shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION; EXCLUSIVE JURSIDICTION

82.	Changes to Bye-laws

No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a Resolution; provided, that any such action that would materially, adversely and disproportionately affect the rights, obligations, powers or preferences of any class of shares without similarly affecting the rights, obligations, powers or preferences of all classes of shares shall require a vote of the majority of the issued and outstanding shares constituting such class so affected.

83.	Changes to the Memorandum of Association

No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until same has been approved by a resolution of the Board and by a Resolution.

84.	Exclusive Jurisdiction

In the event that any dispute arises concerning the Act or out of or in connection with these Bye-laws, including any question regarding the existence and scope of any Bye-law and/or whether there has been any breach of the Act or these Bye-laws by an Officer or Director (whether or not such a claim is brought in the name of a Shareholder or in the name of the Company), any such dispute shall be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.

85.	Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

CERTAIN MATTERS RELATING TO SUBSIDIARIES

86.	Voting of Subsidiary Shares

86.1

Notwithstanding any other provision of these Bye-laws to the contrary (but subject to Bye-law 86.2), if the Company, in its capacity as a shareholder of any Subsidiary of the Company, has the right to vote at a general meeting or special meeting of such Subsidiary (whether in person or by its attorney-in-fact or proxy) (or by written resolution in lieu of a general meeting or special meeting), and the subject matter of the vote is (a) the appointment, removal or remuneration of directors of a non-U.S. Subsidiary of the Company or (b) any other subject matter with respect to a non-U.S. Subsidiary that legally requires the approval of the shareholders of such non-U.S. Subsidiary, the Board shall refer the subject matter of the vote to the Shareholders and seek authority from the Shareholders entitled to vote for the Board for the Company’s corporate representative or proxy to vote with respect to the resolution proposed by such Subsidiary. The Board shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its share for and the appropriate proportion of its shares against the resolution proposed by such Subsidiary. For the avoidance of doubt, for purposes of this Bye-law 86 and Bye-law 87, the term “non-U.S. Subsidiary” shall mean a Subsidiary that is treated as a non-U.S. person for U.S. federal income tax purposes. The Board shall have authority to resolve any ambiguity in this Bye-law 86 or Bye-law 87. All votes referred to the Company’s Shareholders pursuant to this Bye-law 86.1 shall give effect to and otherwise be subject to the voting power restrictions of Bye-laws 4.2, 4.3 and 4.4.

86.2

If the Board in its discretion, determines that the application of Bye-law 86.1(b) with respect to a particular vote is not necessary to achieve the purposes of this Bye-law 86, it may waive the application of Bye-law 86.1(b) with respect to such vote.

87.	Bye-laws or Articles of Association of Certain Subsidiaries

The Board shall require that the Bye-laws or Articles of Association or similar organizational documents of each non-U.S. Subsidiary of the Company shall contain provisions substantially similar to Bye-law 86.1 and Bye-law 87. The Company shall enter into agreements, as and when determined by the Board, with each such non-U.S. Subsidiary, only if and to the extent reasonably necessary and permitted under Applicable Law, to effectuate or implement this Bye-law.

88.	Termination of IMAs

88.1	Except as set forth in Bye-law 88.2, the Company shall not, and shall cause each Subsidiary of the Company not to, elect to terminate the IMA or any other investment advisory or investment management agreement by and between the Company or any of its Subsidiaries and a member of the Apollo Group (a “New IMA”) (a) on any date other than [●], 2023[1] or any two (2)-year anniversary of such date (each, an “IMA Termination Election Date”) and (b) unless it has provided written notice to AAM or the member of the Apollo Group that is a party to such New IMA, as applicable, of such termination at least thirty (30) days, but not more than ninety (90) days, prior to the applicable IMA Termination Election Date (an “IMA Termination Notice”); provided, that (i) the IMA or any New IMA may only be terminated by the Company or a Subsidiary of the Company with the approval of at least two-thirds (2/3) of the Independent Directors in accordance with the immediately following sentence (an IMA Termination Notice delivered with such approval and in accordance with Bye-law 88.1(a) and (b), a “Valid IMA Termination Notice”) and (ii) notwithstanding any such election to terminate or delivery of a Valid IMA Termination Notice, no such termination shall be effective on any date earlier than the second annual anniversary of the applicable IMA Termination Election Date (the “IMA Termination Effective Date”). Notwithstanding anything to the contrary contained in this Bye-law 88.1, the Board shall not approve any election to terminate the IMA or any New IMA on any IMA Termination Election Date pursuant to this Bye-law 88.1 unless at least two-thirds (2/3) of the Independent Directors agree that an event described in clause (iii) or (iv) of the definition of AHL Cause occurred with respect to the IMA or such New IMA, as applicable. If the Company and/or applicable Subsidiary of the Company does not provide a Valid IMA Termination Notice with respect to an IMA Termination Election Date, then the Company or such Subsidiary may only elect to terminate such IMA or New IMA under this Bye-law 88.1 on the next IMA Termination Election Date, and neither the Company nor any Subsidiary of the Company shall terminate any such IMA or New IMA in accordance with this Bye-law 88.1 without providing a Valid IMA Termination Notice. Furthermore, beginning on [●], 2019[2], the IMA and any New IMA shall be subject to an initial term of four (4) years from such date; provided that, on each IMA Termination Election Date after [●], 2019[3], beginning with the IMA Termination Election Date on [●], 2023[4], to the extent no Valid IMA Termination Notice has been delivered in accordance with this Bye-law 88.1 with respect to the IMA or any New IMA, the term of the IMA and each such New IMA shall be extended automatically without any further action or obligation by any persons (including, without limitation, the parties thereto or hereto) for a period of two (2) additional years; provided, further that, if a Valid IMA Termination Notice has been previously delivered in accordance with this Bye-law 88.1 and has not been rescinded prior to the applicable IMA Termination Effective Date, this sentence shall no longer be of any force or effect with respect to the IMA or such New IMA that is the subject of such delivered Valid IMA Termination Notice and the term of the IMA or such New IMA subject to such Valid IMA Termination Notice shall continue through the end of the IMA Remediation Period. Notwithstanding anything to the contrary, the term of any IMA or New IMA shall be extended for the IMA Remediation Period.

88.2

Notwithstanding anything to the contrary in Bye-law 88.1, the Company and/or the applicable Subsidiary of the Company may terminate the IMA or any New IMA upon the occurrence of an event described in clause (i) or (ii) of the definition of AHL Cause with respect to the IMA or such New IMA, as applicable; provided, that any termination of the IMA or any New IMA by the Company or Subsidiary of the Company, as applicable, for such AHL Cause shall require the approval of at least two-thirds (2/3) of the Independent Directors and the delivery of written notice to AAM or such member of the Apollo Group that is a party to such New IMA, as applicable, of such termination for such AHL Cause at

[1]	To be the 4-year anniversary of the effectiveness of this Bye-law amendment.
[2]	To be the date of the effectiveness of this Bye-law amendment.
[3]	To be the date of the effectiveness of this Bye-law amendment.
[4]	To be the 4-year anniversary of the effectiveness of this Bye-law amendment.

least thirty (30) days prior to the effective date of such termination; provided, further, that in each case AAM or the member of the Apollo Group that is a party to the applicable IMA or New IMA, as applicable, shall have the right to dispute such determination of the Independent Directors within thirty (30) days after receiving notice from the Company of such determination, in which case the parties to such IMA or New IMA, as applicable, shall submit the question as to whether the conditions of AHL Cause have been met to binding arbitration in accordance with Section [●] of the seventh amended and restated fee agreement dated [●] between the Company and AAM, as amended from time to time, and such IMA or New IMA, as applicable, shall continue to remain in effect during the period of the arbitration.

88.3

For the avoidance of doubt, subject in all respects to the other provisions of this Bye-law 88 and the definition of AHL Cause, any termination of the IMA or any New IMA by the Company and/or any Subsidiary of the Company shall require the approval of at least two-thirds (2/3) of the Independent Directors. Notwithstanding anything to the contrary herein, for purposes of this Bye-law 88 and the definition of AHL Cause, (x) no officer or employee of the Company or any of its Subsidiaries shall constitute an Independent Director and (y) no officer or employee of (1) any member of the Apollo Group described in clauses (i) through (iv) of the definition of Apollo Group or (2) Apollo Global Management, LLC or any of its Subsidiaries (excluding any Subsidiary that constitutes any portfolio company (or investment) of (A) an investment fund or other investment vehicle whose general partner, managing member or similar governing person is owned, directly or indirectly, by Apollo Global Management, LLC or by one or more of its Subsidiaries or (B) a managed account agreement (or similar arrangement) whereby Apollo Global Management, LLC or one or more of its Subsidiaries serves as general partner, managing member or in a similar governing position) shall constitute an Independent Director.

88.4

This Bye-law 88 may not be rescinded, altered or amended (a) unless in accordance with the Act and (b) until the same has been approved by at least two-thirds (2/3) of the Independent Directors and at least 50% of the Total Voting Power (which for the avoidance of doubt will take into account the application of Bye-laws 4.2, 4.3 and 4.4).

AHL Cause means, (i) with respect to the IMA, a material violation of Applicable Law relating to AAM’s advisory business, and with respect to a New IMA, a material violation of Applicable Law relating to the advisory business of the member of the Apollo Group that is a party to such New IMA, in each case that is materially detrimental to the Company, (ii) the gross negligence, willful misconduct or reckless disregard of any of the obligations of AAM under the IMA or the member of the Apollo Group that is a party to the applicable New IMA under such New IMA, as applicable, that is materially detrimental to the Company (iii) the unsatisfactory long term performance of AAM under the IMA, or the member of the Apollo Group that is a party to the applicable New IMA under such a New IMA, as applicable, that is materially detrimental to the Company, as determined in the sole discretion of at least two-thirds (2/3) of the Independent Directors, acting in good faith or (iv) a determination in the sole discretion of at least two-thirds (2/3) of the Independent Directors, acting in good faith, that the fees charged by AAM under the IMA, or by the member of the Apollo Group that is a party to the applicable New IMA under such New IMA, as applicable, are unfair and excessive compared to a Comparable Asset Manager, provided, however, in the case of clauses (iii) and (iv), the Independent Directors shall deliver written notice of such finding to AAM or such other member of the Apollo Group, as applicable, and AAM or such other member of the Apollo Group, as applicable, shall have until the applicable IMA Termination Effective Date to address the Independent Directors’ concerns and; provided further, that in the case of clause (iv), AAM or such other member of the Apollo Group, as applicable, shall have a right to lower its fees to match a Comparable Asset Manager. If AAM or such member of the Apollo Group has addressed the Independent Directors’ concerns (with the assessment of whether the Independent Directors’ concerns have been addressed being rendered thereby in good faith with the approval of at least two-thirds (2/3) of the Independent Directors) or, if applicable, lowered its fees to match a Comparable Asset Manager, then the applicable IMA Termination Notice shall be deemed rescinded and of no further force or effect. For the avoidance of doubt, the occurrence of an event constituting AHL Cause under the IMA shall not constitute an event of AHL Cause under any New IMA and vice versa, unless such event of AHL Cause shall be separately established thereunder.

IMA Remediation Period means, with respect to any Valid IMA Termination Notice, the period between the applicable IMA Termination Election Date and the applicable IMA Termination Effective Date.

Schedule 1

Related Party Insurance

Athene Holding Ltd. Insurance Subsidiaries:

1.	Athene Life Re Ltd.

2.	Athene Annuity & Life Assurance Company

3.	Athene Life Insurance Company of New York

4.	Athene Annuity & Life Assurance Company of New York

5.	Structured Annuity Reinsurance Company

6.	Athene Annuity and Life Company

7.	Athene Re USA IV, Inc.

8.	Athene Annuity Re Ltd.

Current Ceding Companies:

1.	Western United Life Assurance Company

2.	American Equity Investment Life Insurance Company

3.	American Pioneer Life Insurance Company

4.	American Progressive Life and Health Insurance Company of New York

5.	Constitution Life Insurance Company

6.	Union Bankers Life Insurance Company

7.	Pennsylvania Life Insurance Company

8.	The Pyramid Life Insurance Company

9.	Jefferson National Life Insurance Company

10.	Athene Annuity & Life Assurance Company

11.	Continental Assurance Company

12.	Reassure America Life Insurance Company

13.	Eagle Life Insurance Company

14.	Liberty Bankers Life Insurance Company

15.	Athene Annuity & Life Assurance Company of New York

16.	Athene Annuity and Life Company

17.	Structured Annuity Reinsurance Company

18.	Transamerica Life Insurance Company

19.	Midland National Life Insurance Company

20.	North American Company for Life and Health Insurance

21.	Athene Re USA IV, Inc.

22.	Sentinel Security Life Insurance Company

23.	Athene Life Insurance Company of New York

24.	Royal Neighbors of America

25.	Fidelity Security Life Insurance Company

26.	The Lincoln National Life Insurance Company

27.	Massachusetts Mutual Life Insurance Company

28.	Brighthouse Life Insurance Company

29.	Brighthouse Life Insurance Company of NY

30.	Life Insurance Company of the Southwest

31.	Voya Insurance and Annuity Company

32.	Reliastar Life Insurance Company

33.	Athora Lebensvericherung AG

Annex B

ATHENE HOLDING LTD.

2019 SHARE INCENTIVE PLAN

ARTICLE I

PURPOSE OF THE PLAN

The purpose of the ATHENE HOLDING LTD. 2019 SHARE INCENTIVE PLAN (the “Plan”) is (i) to further the growth and success of Athene Holding Ltd., a Bermuda exempted company limited by shares (the “Company”) and its Subsidiaries (as hereinafter defined) by enabling directors and employees of, or consultants to, the Company, its Subsidiaries and the Asset Management Company (as hereinafter defined) to personally participate and share in the Company’s growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the growth and success of the Company and its Subsidiaries. Awards granted under the Plan (the “Awards”) shall be nonqualified share options (referred to herein as “NSOs”), share options intended to constitute incentive stock options for purposes of Section 422 of the Code (referred to herein as “ISOs” and, together with NSOs, as “Options”), rights to purchase Shares, restricted shares (referred to herein as “Restricted Shares”), restricted share units (referred to herein as “Restricted Share Units”), performance awards (“Performance Awards”) and other awards settleable in, or based upon, Shares (“Other Share-Based Awards”).

ARTICLE II

DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person and/or one or more Affiliates thereof. As used in this definition and the definition of the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies (whether through the ownership of securities or any partnership or other ownership interests, by contract or otherwise) of a Person.

“Asset Management Company” means Athene Asset Management LLC, a Delaware limited liability company, and any successor entity or new entity that performs similar functions for the Company and its Subsidiaries.

“Award” has the meaning set forth in Article I hereof.

“Award Agreement” means any writing (including any electronic document) setting forth the terms of an award that has been duly authorized and approved by the Board, the Committee or an authorized delegate and evidencing an Award hereunder between the Company and the recipient of such Award.

“Board” means the Board of Directors of the Company.

“Change in Control” has the meaning set forth in Section 10.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee(s) or subcommittee(s) appointed by the Board to administer the Plan; provided, however, that with respect to any Awards granted to an individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of two or more members of the Board, each of whom is intended to be (A) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (B) “independent” within the meaning of the rules of the New York Stock Exchange or any other stock exchange on which Shares are then traded. The Board or Committee may delegate the authority to grant Awards to any individual not described above to a committee of one or more members of the Board who are not Non-Employee Directors within the meaning of Rule 16b-3 under the Exchange Act.

“Company” has the meaning set forth in Article I hereof.

“Corporate Transaction” has the meaning set forth in Section 10.1 hereof.

“Effective Date” means the date the Plan is adopted by the Company’s shareholders at the 2019 Annual General Meeting of Shareholders, provided that the adoption of the Plan is approved by the shareholders within 12 months before or after such Effective Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the closing price of Shares on any national securities exchange or any national market system (the “Market”) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of Shares are so reported. The Committee may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price of Shares on the Market on the last trading day preceding the date in question or the average of the high and low trading prices of Shares on the Market for the date in question or the most recent trading day. If Shares are not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Shares on the most recent date on which Shares were publicly traded. If the Shares are not publicly traded at the time a determination of its Fair Market Value is made, the Committee shall reasonably determine its Fair Market Value in good faith as it deems appropriate (such determination will be made in the manner that satisfies Section 409A of the Code).

“Incumbent Director” has the meaning set forth in Section 10.2 hereof.

“ISOs” has the meaning set forth in Article I hereof.

“Maximum Share Amount” has the meaning set forth in Section 3.5 hereof.

“Notice” has the meaning set forth in Section 5.6 hereof.

“NSOs” has the meaning set forth in Article I hereof.

“Option” has the meaning set forth in Article I hereof.

“Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 5.4 hereof.

“Participant” has the meaning set forth in Article IV hereof.

“Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Plan” has the meaning set forth in Article I hereof.

“Performance Award” has the meaning set forth in Article I hereof.

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“Performance Measures” means the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an Option or (ii) during the applicable Performance Period as a condition to a Participant’s receipt of all or part of a performance-based Award under the Plan. Such criteria and objectives may include one or more of the following corporate-wide or subsidiary, division, operating unit, operating segment, reporting segment or individual measures: the attainment by a Share of a specified Fair Market Value for a specified period of time; the attainment of a specified book value per share; earnings per share; return to shareholders (including dividends); return on assets; return on equity; operating income or earnings of the Company before or after taxes, interest and/or depreciation; revenues (including premiums); net investment earned rate; net spread; taxes; expenses (including commissions); market share; cash flow or cost reduction goals; interest expense; return on investment; return on investment capital; return on operating costs; economic value created; operating margin; gross margin; the achievement of annual operating profit plans; net income; earnings before interest, depreciation and/or amortization; operating earnings after interest expense and before incentives, and/or extraordinary or special items; operating earnings; operating expenses, net cash provided by operations; and strategic business criteria, consisting of one or more goals based on meeting specified market penetration, meeting specified credit rating targets, geographic business expansion goals, cost targets, sales, sales or business volumes, days sales outstanding goals, customer and/or employee satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, information technology, quality and quality audit scores, productivity, efficiency, meeting targets related to the timing of financial statements and goals relating to acquisitions or divestitures, or any other goal selected by the Committee whether or not listed herein. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, operating units, operating segments or reporting segments) or the past or current performance of other companies (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” means the time period during which the Performance Measures applicable to a performance-based Award must be satisfied or met.

“Prior Plan” shall mean the Athene Holding Ltd. 2016 Share Incentive Plan, Athene Holding Ltd. 2014 Share Incentive Plan, the Amended and Restated Athene Holding Ltd. 2012 Share Incentive Plan, the Amended and Restated Athene Holding Ltd. 2009 Share Incentive Plan, and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.

“Purchase Price” has the meaning set forth in Section 6.2 hereof.

“Restricted Shares” means an Award granted to a Participant pursuant to Article VII hereof.

“Restricted Share Unit” means an Award granted to a Participant pursuant to Article VIII hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means Class A common shares of the Company.

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“Share Award” means an Award to purchase Shares under Article VI of the Plan.

“Subsidiary” means (i) any corporation or other entity of which the Company owns securities or interests having a majority, directly or indirectly, of the ordinary voting power in electing the board of directors, managers, general partners or similar governing Persons thereof, (ii) for purposes of determining eligibility to receive an Award (other than an ISO) and become a Participant in the Plan, any other entity of which the Company owns securities or interests representing a majority, directly or indirectly, of the value of such entity, and (iii) for purposes of determining eligibility to receive an ISO and become a Participant in the Plan, any affiliated corporation or other business entity in which the Company owns voting securities possessing at least 50% of the combined voting power of all classes of voting securities of such affiliated corporation or entity.

“Substitute Award” shall mean an Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or share appreciation right.

“Tax Date” has the meaning set forth in Article XV hereof.

“Ten Percent Shareholder” means a person who owns, directly or indirectly, shares possessing more than 10% of the total combined voting power of all voting securities of the Company, or any parent or Subsidiary. Indirect ownership of such voting securities shall be determined in accordance with Section 424(d) of the Code.

“Termination Date” means the tenth anniversary of the Effective Date.

“Termination of Relationship” means, with respect to each Participant, the termination of the Participant’s services as an employee or director of, or consultant to, the Company, its Subsidiaries and the Asset Management Company for any reason, including, subject to Section 409A of the Code, as a result of the Subsidiary to which the Participant provides services no longer being a Subsidiary of the Company because of a sale, divestiture or other disposition of such Subsidiary.

ARTICLE III

ADMINISTRATION OF THE PLAN; SHARES SUBJECT TO THE PLAN

3.1    Committee.

The Plan shall be administered by the Committee. The term “Committee” shall, for all purposes of the Plan, be deemed to refer to the Board if the Board is administering the Plan.

3.2    Procedures.

The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the Committee shall constitute a quorum and the actions of the entire Committee present at a meeting, or actions approved in writing by the entire Committee, shall be the actions of the Committee.

3.3    Interpretation; Powers of Committee.

Except as otherwise set forth in the Plan, the Committee shall have all powers with respect to the administration of the Plan, including the authority to:

(a)    determine eligibility and the particular persons or classes of persons who will receive Awards;

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(b)    select eligible persons for participation in the Plan, grant Awards to eligible persons or eligible classes of persons, determine the price and number of securities to be offered or awarded to any of such persons, determine the dollar value subject to any Performance Awards, determine the other specific terms and conditions of Awards consistent with the express limits of the Plan, establish the installments (if any) in which such Awards will become exercisable or will vest and the respective consequences thereof (or determine that no delayed exercisability or vesting is required), and establish the events of termination or reversion of such Awards;

(c)    approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

(d)    construe and interpret the provisions of the Plan and any Award Agreement or other agreement defining the rights and obligations of the Company and Participants under the Plan, make factual determinations with respect to the administration of the Plan, further define the terms used in the Plan, and prescribe, amend and rescind rules and regulations relating to the administration of the Plan;

(e) cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Participants;

(f)    take action to (i) accelerate the exercisability or vesting of, or waive the vesting conditions applicable to, any Award, including all or a portion of any applicable restriction period applicable to any outstanding Award, (iii) waive all or a portion of any Performance Period applicable to any outstanding Award or (iii) waive or deem to be satisfied the Performance Measures (if any) applicable to any outstanding Award at the target or any other level; and

(g)    make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

All decisions of the Committee shall be made in good faith and shall be conclusive and binding on all Participants in the Plan.

3.4    Delegation.

The Committee may delegate some or all of its power and authority hereunder to the Board or a subcommittee thereof or, subject to applicable law, to the Chief Executive Officer and President or such other executive officer as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer and President or any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer and President and any other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation or Bye-Laws, each as may be amended from time to time) and under any directors’ and officers’ liability insurance that may be in effect from time to time

3.5    Number of Shares.

Subject to the provisions of Article X (relating to adjustments upon changes in capital structure and other Corporate Transactions), the aggregate number of Shares with respect to which Awards may be granted under the

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Plan shall not exceed 4,250,000 (reduced by the number of Shares granted under the Prior Plan between February 12, 2019 and the date the shareholders approve the Plan, the “Maximum Share Amount”), of which the Maximum Share Amount may be issued pursuant to the exercise of ISOs granted under the Plan. The number of Shares that remain available for future Awards under the Plan shall be reduced by the sum of the aggregate number of Shares which become subject to outstanding Options, Awards of Restricted Shares and Restricted Share Units, Share Awards, Performance Awards and Other Share-Based Awards. To the extent that Shares subject to an outstanding Option, Award of Restricted Shares or Restricted Share Units, Share Award, Performance Award or Other Share-Based Award granted under the Plan or a Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such Award or (ii) the settlement of such Award in cash, then except to the extent prohibited by law or applicable listing or regulatory requirements, such Shares shall again be available under this Plan, other than for grants of ISOs. Notwithstanding anything in this Section 3.5 to the contrary, Shares subject to an Award may not be made available for issuance under this Plan if such Shares are: (i) Shares used to pay the Option Price of an Option, (ii) Shares that were subject to an Option or stock-settled share appreciation right and were not issued or delivered upon the net settlement or net exercise of such Option or share appreciation right, (iii) Shares delivered to or withheld by the Company to pay withholding taxes related to an Award under this Plan or (iv) Shares repurchased on the open market with the proceeds of an Option exercise.

The number of Shares for Awards under this Plan shall not be reduced by available shares under a shareholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to Awards granted under this Plan (subject to applicable stock exchange requirements).

Shares to be delivered under this Plan shall be made available from authorized and unissued Shares, or authorized and issued Shares reacquired and held as treasury shares or otherwise or a combination thereof.

ARTICLE IV

ELIGIBILITY

Awards may be granted under the Plan only to persons who are employees, directors, consultants, agents and independent contractors, and persons expected to become employees, directors, consultants, agents and independent contractors, of the Company, any of its Subsidiaries or the Asset Management Company as the Committee in its sole discretion may select from time to time. Each such person to whom an Award is granted under the Plan is referred to herein as a “Participant.” To effectuate the grant of Awards to persons who are employees, directors, consultants, agents and independent contractors, and persons expected to become employees, directors, consultants, agents and independent contractors of the Asset Management Company, Awards may be granted to the Asset Management Company for allocation by the Asset Management Company to such persons. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan and except as otherwise provided for in an Award Agreement, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a non-employee director or independent contractor. The Committee shall determine, in its sole discretion, the extent to which a Participant shall be considered employed during any periods during which such Participant is on an approved leave of absence. The aggregate grant date fair value of Shares that may be awarded or granted during any fiscal year of the Company to any non-employee director shall not exceed $500,000.

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ARTICLE V

SHARE OPTIONS

5.1    General.

Options may be granted under the Plan at any time and from time to time on or prior to the Termination Date. Each Option granted under the Plan shall be designated as either an NSO or an ISO, as determined by the Committee in its sole discretion, and shall be subject to the terms and conditions applicable to such Options set forth in the Plan. Each Option shall be evidenced by an Award Agreement incorporating the terms and provisions of the Plan that shall be executed by the Company and the Participant. The Award Agreement shall specify the number of Shares for which such Option shall be exercisable, the Option Price (as defined in Section 5.4 below) for such Shares and the other terms and conditions of the Option, in each case, as determined by the Committee. Notwithstanding any provision of the Plan to the contrary, (a) an ISO may only be granted to an employee of the Company or its Subsidiaries and (b) Options may only be granted to persons who are employees, directors, consultants, agents and independent contractors, and persons expected to become employees, directors, consultants, agents and independent contractors of the Company and its Subsidiaries.

5.2    Vesting and Exercisability.

The Committee, in its sole discretion, shall determine whether and to what extent any Options are exercisable and subject to vesting based upon continued service of the Participant, upon the Participant’s performance of duties or upon any other basis. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant or vesting of an Option or to the exercisability of all or a portion of an Option. The Committee shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole Shares. Prior to the exercise of an Option, the holder of such Option shall have no rights as a shareholder of the Company with respect to the Shares subject to such Option.

5.3    Termination of Relationship.

All of the terms relating to the exercise, cancellation or other disposition of an Option (a) upon a Participant’s Termination of Relationship whether by reason of disability, retirement, death or any other reason, or (b) during a paid or unpaid leave of absence, shall be determined by the Committee and, in the case of the foregoing clause (a), set forth in the applicable Award Agreement and, in the case of the foregoing clause (b), set forth either in the applicable Award Agreement or Company policies.

5.4    Option Price.

The Option Price shall be determined by the Committee and set forth in the Award Agreement. In no event, however, may the Committee determine an Option Price that is less than (a) 100% of the Fair Market Value of the Share on the date of grant, or (b) in the case of an ISO granted to a Participant who is a Ten Percent Shareholder, 110% of the Fair Market Value of the Share on the date of grant. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the Option Price per Share of the Shares subject to such Option may be less than 100% of the Fair Market Value per Share on the date of grant, provided, that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (ii) the aggregate Option Price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

5.5    Term of Options.

Each Option granted under the Plan, to the extent not previously exercised, shall cease to be exercisable, automatically terminate and become null and void and be of no further force or effect upon such date or dates as

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are set forth in the applicable Award Agreement, consistent with the terms of the Plan. In addition, an ISO granted to a Participant who is a Ten Percent Shareholder may not be exercised more than five (5) years after its date of grant and no other Option may be exercised more than ten (10) years after its date of grant.

By its terms, an ISO shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined on the date of grant) of the Shares with respect to which all incentive stock options granted to the Participant are exercisable for the first time during such calendar year does not exceed the applicable limitation set forth in the Code (currently $100,000). Incentive stock options granted under the Plan and all other plans of the Company or any Subsidiary shall be aggregated for purposes of determining whether such limitation has been exceeded. If the ISOs that first become exercisable in a calendar year exceed such limitation, the excess Options will automatically be treated as NSOs to the extent permitted by law.

5.6    Method of Exercise.

A Participant (or other person, as provided in Section 11.2) may exercise an Option (for the Shares represented thereby) granted under the Plan, in whole or in part, as provided in the Award Agreement evidencing his or her Option by:

(a) delivering a written notice (the “Notice”) to the Secretary of the Company or his or her designee specifying the whole number of Shares with respect to which the Option is being exercised; and

(b) by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) (i) in cash (by wire transfer of immediately available funds to a bank account of the Company designated by the Committee or by delivery of a personal or certified check payable to the Company) or (ii) to the extent permitted by the Committee, in its sole discretion, and set forth in such Participant’s Award Agreement (but, subject in any case, to the applicable limitations of Rule 16b-3 under the Exchange Act):

(A)    by delivery of previously owned whole Shares (either actual delivery or by attestation) for which the holder has good title, free and clear of all liens and encumbrances, with a Fair Market Value (determined on the date of exercise) equal to the aggregate Option Price payable pursuant to the Option by reason of such exercise; provided, that any fraction of a Share which would be required to pay such Option Price shall be disregarded and the remaining amount due shall be paid in cash by the Participant;

(B)    by authorizing the Company to withhold whole Shares which would otherwise be delivered upon exercise of the Option having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate Option Price payable by reason of such exercise; provided, that any fraction of a Share which would be required to pay such Option Price shall be disregarded and the remaining amount due shall be paid in cash by the Participant;

(C)    in cash delivered by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise; or

(D)    by a combination of methods set forth in this Section 5.6; and

(c)    by executing such documents as may be required under the applicable Award Agreement or as the Committee may request.

5.7    Delivery of Shares.

No Shares shall be issued until the full Option Price therefor and any withholding taxes thereon, as described in Article XV, have been paid (or arrangement made for such payment to the Company’s satisfaction). Shares shall be issued to the Participant (or other person exercising the applicable Option in accordance with the provisions of Section 11.2) in certificate or book entry form, as determined by the

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Committee in its sole discretion. Neither the Participant nor any person exercising an Option in accordance with the provisions of Section 11.2 shall have any rights or privileges as a shareholder of the Company with respect to any Shares issuable upon exercise of an Option granted under the Plan until the Shares have been issued.

5.8    No Dividend Equivalents.

Notwithstanding anything in an Award Agreement to the contrary, the holder of an Option shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such Option.

ARTICLE VI

SHARE AWARDS

6.1    General.

Share Awards may be granted under the Plan at any time and from time to time on or prior to the Termination Date. Each Share Award shall be evidenced by an Award Agreement that shall be executed by the Company and the Participant. The Award Agreement shall specify the terms and conditions of the Share Award, including without limitation the number of Shares covered by the Share Award, the Purchase Price, if any, for such Shares, the deadline for the purchase of such Shares and any other terms and conditions applicable to such Share Award, in each case, as determined by the Committee.

6.2    Purchase Price; Payment.

The price (the “Purchase Price”), if any, at which each Share covered by the Share Award may be purchased pursuant to a Share Award shall be determined by the Committee and set forth in the applicable Award Agreement. The Company shall not be obligated to issue any Shares purchased under this Article VI unless and until it receives full payment of the aggregate Purchase Price therefor, if any, and all other conditions to the grant of the Share Award, as reasonably determined by the Committee, have been satisfied. The Purchase Price, if any, of any Shares subject to a Share Award must be paid in full at the time of the purchase.

ARTICLE VII

RESTRICTED SHARES

7.1    General.

Awards of Restricted Shares may be awarded either alone or in addition to other Awards granted under the Plan. Each Award of Restricted Shares shall be evidenced by an Award Agreement that shall be executed by the Company and the Participant. The Award Agreement shall specify the number of Shares to be awarded to Participants, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions applicable to the Restricted Shares, in each case, as determined by the Committee.

7.2    Awards and Certificates.

During the restricted period, Restricted Shares shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more share certificates. Any certificate issued in respect of Restricted Shares shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The sale or other transfer of Shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the ATHENE HOLDING LTD. 2019 SHARE INCENTIVE PLAN and in an Award Agreement. A copy of the Plan and such Award Agreement may be obtained from ATHENE HOLDING LTD.”

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The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a share power, endorsed in blank, relating to the Shares covered by such Award in the event such Award is forfeited in whole or in part. If and when any applicable restricted period expires without a prior forfeiture of Restricted Shares (and upon the satisfaction or attainment of applicable Performance Measures, if applicable), subject to the Company’s right to require payment of any taxes in accordance with Article XV, the restrictions shall be removed from the requisite number of any Shares that are held in book entry form (and, if applicable, non-legended certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant).

7.3    Terms and Conditions.

(a) The Committee may condition the vesting of Restricted Shares upon continued service of the Participant, upon the Participant’s performance of duties, upon the attainment of specified Performance Measures during an applicable Performance Period or upon any other basis determined by the Committee in its sole discretion. The provisions of Restricted Share Awards need not be the same with respect to each recipient.

(b)    The holder of an Award of Restricted Shares shall have such rights as a shareholder of the Company (if any), including but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Shares, in each case, only to the extent as set forth in the Award Agreement relating to Restricted Shares ; provided, however, that a distribution or dividend with respect to Restricted Shares subject to performance-based vesting conditions, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the Restricted Shares with respect to which such distribution was made.

(c) All of the terms relating to the satisfaction of Performance Measures and the termination of a restricted period or a Performance Period relating to an Award of Restricted Shares, or any forfeiture or cancellation of such Award (i) upon a Participant’s Termination of Relationship whether by reason of Disability, retirement, death or any other reason, or (b) during a paid or unpaid leave of absence, shall be determined by the Committee and, in the case of the foregoing clause (a), set forth in the applicable Award Agreement and, in the case of the foregoing clause (b), set forth either in the applicable Award Agreement or Company policies.

ARTICLE VIII

RESTRICTED SHARE UNITS

8.1    General.

Awards of Restricted Share Units are Awards denominated in Shares that will be settled by delivery of Shares (including Restricted Shares) to the Participant or, only to the extent specified in the applicable Award Agreement, by the payment of cash based upon the Fair Market Value of a specified number of Shares. Restricted Share Units may be awarded either alone or in addition to other Awards granted under the Plan. Each Award of Restricted Share Units shall be evidenced by an Award Agreement that shall be executed by the Company and the Participant. The Award Agreement shall specify the number of Restricted Share Units to be awarded to Participants, whether such Award will be settled in Shares (including Restricted Shares), cash or a combination of both, the conditions for vesting, the time or times within which such Restricted Share Units may be subject to forfeiture and any other terms and conditions applicable to the Restricted Share Units, in each case, as determined by the Committee.

8.2    Terms and Conditions.

The Committee may, in connection with the grant of Restricted Share Units, condition the vesting thereof upon the continued service of the Participant, upon the Participant’s performance of duties, upon the attainment of specified Performance Measures during an applicable Performance Period or upon any other basis determined

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by the Committee in its sole discretion. An Award of Restricted Share Units shall be settled as and when the Restricted Share Units vest or at a later time specified by the Committee or in accordance with an election of the Participant, if the Committee so permits. Except as otherwise set forth in an Award Agreement for Restricted Share Units, prior to the settlement of a Restricted Share Unit Award in Shares (including Restricted Shares), a Participant shall have no rights as a shareholder of the Company with respect to the Shares subject to such Award; provided, however, that the Award Agreement may specify whether the Participant shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Shares subject to the Award of Restricted Stock Units, provided that any dividend equivalents with respect to Restricted Stock Units subject to performance-based vesting conditions shall be subject to the same vesting conditions as the underlying award.

All of the terms relating to the satisfaction of Performance Measures and the termination of a restricted period or a Performance Period relating to an Award of Restricted Share Units, or any forfeiture or cancellation of such Award (i) upon a Participant’s Termination of Relationship whether by reason of disability, retirement, death or any other reason, or (b) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

ARTICLE IX

PERFORMANCE AWARDS AND OTHER SHARE-BASED AWARDS

9.1    Performance Awards.

Performance Awards are Awards which provide a Participant the right to receive cash, Shares (including Restricted Shares) or a combination thereof contingent upon the attainment of specified Performance Measures within a specified Performance Period. Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan. Each Performance Award shall be evidenced by an Award Agreement that shall be executed by the Company and the Participant. The applicable Award Agreement shall specify whether such Performance Award will be settled in Shares (including Restricted Shares), cash or a combination thereof, the conditions for vesting, the applicable Performance Measures and Performance Period and any other terms and conditions applicable to the Performance Award, in each case, as determined by the Committee. Except as otherwise set forth in an Award Agreement for a Performance Award, prior to the settlement of a Performance Award in Shares (including Restricted Shares), a Participant shall have no rights as a shareholder of the Company with respect to the Shares subject to such Award; provided, however, that the Award Agreement may specify whether the Participant shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Shares subject to the Performance Award, provided that any dividend equivalents with respect to a Performance Award subject to performance-based vesting conditions shall be subject to the same vesting conditions as the underlying award.

9.2    Other Share-Based Awards.

Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Shares, including (without limitation) share appreciation rights and dividend equivalents, may be granted under the Plan. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall be executed by the Company and the Participant. The Committee shall determine the time or times at which grants of such Awards will be awarded, the number of Shares to be awarded to Participants, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions applicable to the Other Share-Based Awards, consistent with the terms of the Plan. Notwithstanding any provision of the Plan to the contrary, share appreciation rights may only be granted to persons who are employees, directors, consultants, agents and independent contractors, and persons expected to become employees, directors, consultants, agents and independent contractors of the Company and its Subsidiaries. Notwithstanding anything herein to the contrary, (i) the base price of a share appreciation right shall be no less

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than 100% of the Fair Market Value of a Share on the date of grant, (ii) no share appreciation right may be exercised more than ten (10) years after its date of grant and (iii) the holder of a share appreciation right shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such share appreciation right.

9.3    Termination of Relationship.

All of the terms relating to the satisfaction of Performance Measures and the termination of a restricted period or a Performance Period relating to a Performance Award or Other Share-Based Award, or any forfeiture or cancellation of such Award (i) upon a Participant’s Termination of Relationship whether by reason of disability, retirement, death or any other reason, or (b) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

ARTICLE X

ADJUSTMENTS

10.1    Changes in Capital Structure.

In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or applicable successor guidance) that causes the per Share value to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan or specified in any section of this Plan, the terms of each outstanding Option (including the number and class of securities subject to each outstanding Option and the Option Price per share) and the terms of each outstanding Restricted Share Award, Restricted Share Unit Award, Performance Award and Other Share-Based Award (including the number and class of securities subject thereto), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options or share appreciation rights without an increase in the aggregate purchase price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company (a “Corporate Transaction”), such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

Notwithstanding anything herein to the contrary, no adjustment shall be made for cash dividends (except as described in this Section 10.1) or any new issuance of securities by the Company for consideration (except in connection with a Corporate Transaction).

10.2    Change in Control.

Subject to the terms of an applicable Award Agreement, if a Change in Control occurs, the Board (as constituted prior to such Change in Control) may, in its discretion:

(a)    require that Options, Shares, Restricted Shares, Restricted Share Units, Performance Awards or other Stock–Based Awards outstanding under the Plan, at the effective time of the Change in Control, be assumed and continued on substantially the same vesting and other terms and conditions as a like Award with respect to shares of common stock of the successor or acquiring company (or a parent company). If an Option is assumed, the number of shares and exercise price per share covered by the assumed Award will be adjusted in accordance with the principles set forth in Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the Treasury Regulations. If a Restricted Share, Restricted Share Unit or other Award is assumed, the number of shares covered by the assumed Award will be a whole number that reflects the exchange ratio or value of the transaction consideration applicable with respect to holders of Shares in connection with the Change in Control;

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(b)    require that Options, Shares, Restricted Shares, Restricted Share Units, Performance Awards or Other Share-Based Awards outstanding under the Plan, in whole or in part, be surrendered to the Company by the Participant, and be immediately cancelled by the Company, and to provide for the Participant to receive (i) a cash payment in an amount equal to (A) in the case of an Option or share appreciation right, the number of Shares then subject to the portion of such Option or share appreciation right surrendered multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change in Control (or the value per Share as received or to be received by shareholders of the Company in connection with the Change in Control), over the Option Price or base price per Share subject to such Option or share appreciation right, (B) in the case of an Award denominated in Shares, the number of Shares then subject to the portion of such Award surrendered (if Performance Measures are applicable to such Award, to the extent to which such Performance Measures have been satisfied or deemed satisfied) multiplied by the Fair Market Value of a Share as of the date of the Change in Control (or the value per Share as received or to be received by shareholders of the Company), and (C) in the case of a Performance Award denominated in cash, the value of such Performance Award then subject to the portion of such Award surrendered to the extent the Performance Measures (if applicable to such Award) have been satisfied or deemed satisfied; (ii) shares of the corporation or other entity resulting from such Change in Control, or a parent thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above; and/or

(c)    provide that (i) some or all outstanding Options or share appreciation rights become exercisable in full or in part, either immediately or upon a subsequent termination of employment or service, (ii) the restriction period applicable to some or all outstanding Awards lapse in full or in part, either immediately or upon a subsequent termination of employment or service, (iii) the Performance Period applicable to some or all outstanding Awards lapse in full or in part and (iv) the Performance Measures applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level.

(d) A “Change of Control” of the Company shall be deemed to have occurred upon the occurrence of any of the following events:

(i)    the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding Shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any corporation or other company with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding Shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of all or substantially all directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of Shares and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding Shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

(ii)    the consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of Shares and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other company resulting from such reorganization, merger or consolidation;

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(iii) during any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iv)    a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company; or

(v) a “Sale of the Company” as defined in the Eleventh Amended and Restated Bye-laws of the Company, as they may be further amended, supplemented, restated or otherwise modified from time to time.

In no event shall a Change in Control include any bona fide primary or secondary public offering following the occurrence of the initial public offering of the Company.

ARTICLE XI

RESTRICTIONS ON AWARDS

11.1    Compliance With Securities Laws.

No Awards shall be granted under the Plan, and no Shares shall be issued and delivered pursuant to Awards granted under the Plan, unless and until the Company and/or the Participant shall have complied with all applicable Federal, state or foreign registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

All Awards granted under the Plan and all Shares, other securities, cash or other property delivered pursuant to an Award are subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

The Committee in its discretion may, as a condition to the delivery of any Shares pursuant to any Award granted under the Plan, require the applicable Participant (i) to represent in writing that the Shares received pursuant to such Award are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed reasonably appropriate by the Committee.

11.2    Nonassignability; Nontransferability of Awards.

No Award granted under this Plan shall be assignable or otherwise transferable by the Participant, except by designation of a beneficiary, by will or by the laws of descent and distribution, or as otherwise provided in the applicable Award Agreement. An Award may be exercised during the lifetime of the Participant only by the Participant, unless the Participant becomes subject to a disability. If a Participant dies or becomes subject to a disability, his Options shall thereafter be exercisable, during the period specified in the applicable Award Agreement (as the case may be), by his designated beneficiary or if no beneficiary has been designated in writing, by his executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Participant at the time of (and after giving effect to any vesting that may occur in connection with) his death or disability.

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11.3    No Right to an Award or Grant.

Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give an employee, director, consultant or independent contractor any right to be granted an Award under the Plan, except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then only to the extent of and on the terms and conditions expressly set forth in the Award Agreement. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

11.4    No Evidence of Employment or Service.

Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right with respect to the continuation of his employment by or service with the Company, any of its Subsidiaries or the Asset Management Company or interfere in any way with the right of the Company, any such Subsidiary or the Asset Management Company, in its sole discretion (subject to the terms of any separate agreement to the contrary), at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

11.5    Rights as Shareholder.

Except as otherwise provided herein, no person shall have any right as a shareholder of the Company with respect to any Shares or other equity security of the Company which is subject to an Award hereunder unless and until such person becomes a shareholder with respect to such Shares or equity security.

11.6    No Repricing.

The Committee shall not, without the approval of the shareholders of the Company, (i) reduce the Option Price or base price of any previously granted Option or share appreciation right, (ii) cancel any previously granted Option or share appreciation right in exchange for another Option or share appreciation right with a lower Option Price or base price or (iii) cancel any previously granted Option or share appreciation right in exchange for cash or another award if the Option Price of such Option or the base price of such share appreciation right exceeds the Fair Market Value of a Share on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Article X.

ARTICLE XII

TERM OF THE PLAN

This Plan shall become effective on the Effective Date and, unless terminated earlier by the Board, shall terminate on the Termination Date. No Awards may be granted after the Termination Date; provided, however, that no ISO may be granted later than ten years after the date on which the Plan was approved by the Board. Any Award outstanding as of the Termination Date shall remain in effect and the terms of the Plan will apply until such Award terminates as provided in the Plan or the applicable Award Agreement.

ARTICLE XIII

AMENDMENT OF PLAN

The Plan may be modified or amended in any respect, and at any time or from time to time, by the Board. Notwithstanding the foregoing, the Plan may not be modified or amended as it pertains to any existing Award Agreement without the consent of an applicable Participant where such modification or amendment would materially impair the rights of such Participant, it being understood that the modification of Option Price, exercise period, purchase price, repurchase price or vesting terms shall be deemed to materially impair the rights of Participants, unless such modifications are made pursuant to Article X. In addition, no such amendment shall

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be made without the approval of the Company’s shareholders to the extent such approval is required by applicable law, rule or regulation, including any rule of the New York Stock Exchange, or if Shares are not listed on the New York Stock Exchange, any rule of the principal stock exchange on which Shares are then traded.

ARTICLE XIV

CAPTIONS

The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

ARTICLE XV

WITHHOLDING TAXES

Upon any grant, vesting, exercise or payment of any Award, the Company shall have the right to require payment by the Participant of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award. A Participant may satisfy such obligation in cash or to the extent permitted by the Committee, in its sole discretion, and set forth in such Participant’s Award Agreement a Participant may also satisfy such obligation by any of the following means: (i) in the case of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise, (ii) delivery to the Company of previously owned whole Shares (for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the Award (the “Tax Date”) in the amount necessary to satisfy any such obligation, (iii) authorizing the Company to withhold whole Shares which would otherwise be delivered upon exercise or settlement of the Award having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, or (iv) any combination of cash, (ii) and (iii). Unless the Committee determines that more Shares may be delivered or withheld without an adverse accounting consequence to the Company, Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount required to be withheld except that any fraction of a Share which would be required to satisfy such an obligation shall be rounded up to the nearest whole number.

ARTICLE XVI

SECTION 83(b) ELECTION

To the extent permitted by the Board or Committee, and unless otherwise provided in an Award Agreement, each recipient of Restricted Shares may, but is not obligated to, make an election under Section 83(b) of the Code to be taxed currently with respect to such Award. The election permitted under this Article XVI shall comply in all respects with and shall be made within the period of time prescribed under Section 83(b) of the Code. Each Participant shall prepare such forms as are required to make an election under Section 83(b) of the Code. The Company shall have no liability to any grantee who fails to make a permitted Section 83(b) election in a timely manner. In addition, the Company shall have no liability and makes no representation regarding the advisability of making an election under Section 83(b) of the Code, or regarding the tax, financial and other consequences of Awards.

ARTICLE XVII

CODE SECTION 409A COMPLIANCE

It is the intent of the Company that the Awards under this Plan and the Committee’s exercise of authority or discretion with respect thereto shall either be exempt from or comply with and avoid the imputation of any tax,

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penalty or interest under Section 409A of the Code. The Plan and the terms and conditions of the awards granted under this Plan shall be construed and interpreted consistent with that intent.

Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan or any Award Agreement to a “specified employee” (as defined under Section 409A of the Code) as a result of his or her termination of service shall be delayed for the first six (6) months following such termination of service and shall instead be paid as soon as administratively practicable following the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee).

ARTICLE XVIII

SECTION 16 COMPLIANCE

It is intended that the Plan and any Award made to a Participant subject to Section 16 of the Exchange Act will meet all of the requirements of Rule 16b-3. Accordingly, unless otherwise provided by the Committee, if any provisions of the Plan or any Award would disqualify the Plan or the Award, or would otherwise not comply with Rule 16b-3, such provision or Award will be construed or deemed amended to conform to Rule 16b-3.

ARTICLE XIX

OTHER PROVISIONS

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

ARTICLE XX

NUMBER AND GENDER

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice versa, as the context requires.

ARTICLE XXI

MISCELLANEOUS

21.1    Subsidiary Employees.

In the case of a grant of an Award to an employee or director of or consultant to any Subsidiary of the Company or the Asset Management Company, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary or the Asset Management Company for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or the Asset Management Company will transfer the Shares to the employee, director or consultant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

21.2    Foreign Employees and Foreign Law Considerations.

The Committee may grant Awards to individuals who are eligible to participate in the plan who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from

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those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

ARTICLE XXII

GOVERNING LAW

All questions concerning the construction, interpretation and validity of the Plan and the instruments evidencing the Awards granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

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ATHENE HOLDING

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

2019 Annual General Meeting Proxy Card

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	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.1	☐	☐	☐	2.5	☐	☐	☐	6.	☐	☐	☐
1.2	☐	☐	☐	2.6	☐	☐	☐	7.	☐	☐	☐
1.3	☐	☐	☐	3.1	☐	☐	☐	8.	☐	☐	☐
1.4	☐	☐	☐	3.2	☐	☐	☐	9.	☐	☐	☐
1.5	☐	☐	☐	3.3	☐	☐	☐	10.	☐	☐	☐
1.6	☐	☐	☐	4.1	☐	☐	☐				
1.7	☐	☐	☐	4.2	☐	☐	☐				
2.1	☐	☐	☐	4.3	☐	☐	☐		Yes	No	
2.2	☐	☐	☐	5.1	☐	☐	☐	A	☐	☐	
2.3	☐	☐	☐	5.2	☐	☐	☐	B	☐	☐	
2.4	☐	☐	☐								

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1.1 For Against Abstain 1 U P X 1.2 1.3 1.4 1.5 1.6 1.7 2.1 2.2 2.3 2.4 2.5 For Against Abstain 2.6 3.1 3.2 3.3 4.1 4.2 4.3 5.1 5.2 6. For Against Abstain 7. 8. 9. 10. A B Yes No Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 0301EF + + Proposals — The Board of Directors recommends a vote FOR the election of A all the nominees listed, and FOR Proposals 6-10. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 2019 Annual General Meeting Proxy Card 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK sss1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 1 3 1 9 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Î” â‰^ You may vote online instead of mailing this card. Online Go to www.investorvote.com/ATH or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ATH Votes submitted electronically must be received by 8:00 a.m., Eastern Time, on June 3, 2019. Your vote matters – here’s how to vote!

Notice of 2019 Annual General Meeting of Shareholders Proxy Solicited by Board of Directors for Annual General Meeting — June 4, 2019 William J. Wheeler or John Golden, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Athene Holding Ltd. to be held on June 4, 2019, at [8:30] a.m., Greenwich Mean Time, at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom or at any postponement or adjournment thereof. This Proxy will be voted as directed or, if no direction is indicated, it will be voted FOR Proposals 6—10. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Athene Holding Ltd. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + CLASS A SHAREHOLDERS MUST COMPLETE QUESTIONS A—B ON REVERSE SIDE OF THIS CARD OR THEIR VOTES MAY NOT BE COUNTED. SEE ABOVE FOR DETAILS. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. VOTING ELIGIBILITY FOR BENEFICIAL OWNERS OF CLASS A SHARES TO BE COMPLETED BY BENEFICIAL OWNERS OF CLASS A SHARES ONLY Pursuant to the bye-laws of the Company (the “Bye-laws”), if you are the beneficial owner of Class A common shares of the Company (“Class A Shares”), you (the “Shareholder”) may or may not be eligible to vote your Class A Shares at the Company’s annual general meeting to be held on June 4, 2019 (the “Annual General Meeting”). In order to determine your voting power at the Annual General Meeting, you must make the representations listed below. If you are able to make the representation, indicate so by checking the “Yes” box on the reverse side of this proxy card. If you check the “No” box for any of the below representations, or if you fail to provide an answer to any of the below representations, you are indicating that you are unable to make such representation, and as a result, your voting power may be limited or your vote may not be counted at the Annual General Meeting. A. The Shareholder represents that neither the Shareholder nor any of its Tax Attributed Affiliates owns (in each case, directly, indirectly or constructively, pursuant to Section 958 of the United States Internal Revenue Code of 1986, as amended (the “Code”)) (i) any Class B Common Shares or (ii) any equity interests (for this purpose, including any instrument or arrangement that is treated as an equity interest for United States federal income tax purposes) of Apollo Global Management, LLC (“AGM”) or AP Alternative Assets, L.P. A “Tax Attributed Affiliate” of a Shareholder is any Person (i) related (within the meaning of Section 953(c) of the Code) to such Shareholder or (ii) to whom the ownership of the Class A Shares held by such Shareholder is attributed pursuant to Section 958 of the Code. “Person” means and includes a natural person, a partnership, corporation, limited liability company or any other entity and any federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency or instrumentality or any private or public court or tribunal. B. The Shareholder represents that it is neither an employee of the Apollo Group nor a Management Shareholder. “Apollo Group” means (i) AGM, (ii) AAA Guarantor—Athene, L.P., (iii) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by AGM or one or more of its subsidiaries, (iv) BRH Holdings GP, Ltd. and its shareholders, (v) any executive officer of AGM whom AGM designates, in a written notice delivered to the Company, as a member of the Apollo Group for purposes of the Bye-laws (which designation shall continue in effect until such designee ceases to be an executive officer of AGM), and (vi) any affiliate of a Person described in clauses (i), (ii), (iii), (iv) or (v) above; provided, none of the Company or its subsidiaries, nor any Person employed by the Company, its subsidiaries, or Athene Asset Management LLC (“AAM”), shall be deemed to be a member of the Apollo Group. For avoidance of doubt, any Person managed by AGM or one or more of its subsidiaries pursuant to a managed account agreement (or similar arrangement) without AGM or one or more of its subsidiaries controlling such Person as a general partner or managing member is not part of the Apollo Group. “Management Shareholder” means a Person employed by (other than solely due to service as a member of the board of directors or similar governing body of) the Company, its subsidiaries, or AAM. 1. To elect as directors of Athene Holding Ltd. (the “Company”) the nominees listed below: Class I 01—James Belardi 02—Matthew Michelini 03—Brian Leach 04—Gernot Lohr 05—Marc Rowan Class II 06—Scott Kleinman Class III 07—Mitra Hormozi 2. To authorize the Company to elect as directors of Athene Life Re Ltd. the nominees listed below: 01—James Belardi 02—Robert Borden 03—Frank L. Gillis 04—Gernot Lohr 05—Hope Taitz 06—William J. Wheeler 3. To authorize the Company to elect as directors of Athene Bermuda Employee Company Ltd. the nominees listed below: 01—Natasha S. Courcy 02—Frank L. Gillis 03—William J. Wheeler 4. To authorize the Company to elect as directors of Athene IP Holding Ltd. the nominees listed below: 01—Natasha S. Courcy 02—Frank L. Gillis 03—William J. Wheeler 5. To authorize the Company to elect as directors of Athene IP Development Ltd. the nominees listed below: 01—Natasha S. Courcy 02—William J. Wheeler 6. To appoint PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, as the Company’s independent auditor to serve until the close of the Company’s next annual general meeting in 2020. 7. To refer the determination of the remuneration of PwC to the Audit Committee of the Board of Directors of the Company. 8. To vote on a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers. 9. To approve the Twelfth Amended and Restated Bye-laws of the Company. 10. To approve the Company’s 2019 Share Incentive Plan.